UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report

J.P. Morgan International Equity Funds

October 31, 2021

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in select nations, including Brazil, Norway and New Zealand, raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	11.63%
MSCI Emerging Markets Index (net of foreign withholding taxes)	16.96%

Net Assets as of 10/31/2021 (In Thousands)	$13,835,784

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection and overweight position in the consumer discretionary sector and its underweight position and security selection in the materials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.

By country, the Fund’s underweight position in Russia and its security selection in Brazil were leading detractors from relative performance. The Fund’s out-of-Benchmark positions in Belarus and Singapore, which solely consisted of EPAM Systems Inc. and Sea Ltd., respectively, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in New Oriental Education & Technology Group Inc., KE Holdings Inc. and Magazine Luiza SA. Shares of New Oriental Education & Technology Group, a Chinese provider of educational services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of KE Holdings, a Chinese online platform provider for new and existing home sales, fell as China Evergrande Group’s struggles to meet debt payments weighed on China’s real estate sector. Shares of Magazine Luiza, a Brazilian consumer goods retailer, fell amid the con-

tinued spread of COVID-19 in Brazil and the Brazilian central bank’s decision to sharply raise interest rates.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and EPAM Systems Inc., and its overweight position in Wuxi Biologics Inc. Shares of Sea, a Singapore internet and mobile platform provider, rose as the company continued to increase its market share during the period. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, rose amid several consecutive quarters of better-than-expected earnings during the period. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid increased demand for its products and services driven by the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples and consumer discretionary sectors and its largest relative underweight allocations were in the materials and energy sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in China and India and its largest relative underweight allocations were in Taiwan and South Korea.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.4%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.8
3.	EPAM Systems, Inc. (United States)	4.2
4.	Sea Ltd., ADR (Taiwan)	4.1
5.	Tencent Holdings Ltd. (China)	3.4
6.	MercadoLibre, Inc. (Argentina)	2.7
7.	Housing Development Finance Corp. Ltd. (India)	2.6
8.	Meituan (China)	2.6
9.	Techtronic Industries Co. Ltd. (Hong Kong)	2.6
10.	JD.com, Inc., Class A (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
China	36.9%
India	16.4
Taiwan	11.8
South Korea	7.7
Hong Kong	5.0
United States	4.7
Indonesia	2.8
Argentina	2.7
Brazil	2.4
Russia	1.3
Mexico	1.3
United Kingdom	1.3
Others (each less than 1.0%)	3.7
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		5.41%	12.38%	6.59%
Without Sales Charge		11.25	13.61	7.16
CLASS C SHARES	February 28, 2006
With CDSC**		9.68	13.03	6.73
Without CDSC		10.68	13.03	6.73
CLASS I SHARES	September 10, 2001	11.52	13.88	7.43
CLASS L SHARES	November 15, 1993	11.63	14.01	7.57
CLASS R2 SHARES	July 31, 2017	10.93	13.28	6.99
CLASS R3 SHARES	July 31, 2017	11.17	13.56	7.14
CLASS R4 SHARES	July 31, 2017	11.48	13.83	7.41
CLASS R5 SHARES	September 9, 2016	11.64	14.01	7.58
CLASS R6 SHARES	December 23, 2013	11.75	14.13	7.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	17.02%
MSCI Emerging Markets Index (net of foreign withholding taxes)	16.96%

Net Assets as of 10/31/2021 (In Thousands)	$3,793,388

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

By sector, the Fund’s security selections in the health care and financials sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selections in the consumer discretionary and utilities sectors were leading detractors from relative performance.

By country, the Fund’s security selections China and South Korea were leading contributors to relative performance, while the Fund’s security selections in India and Poland were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in TAL Education Group and its overweight positions in Yunnan Energy New Material Co. and Contemporary Amperex Technology Co. Shares of TAL Education Group, a Chinese provider of after-school tutoring services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of Yunnan Energy New Material, a Chinese maker of electric vehicle battery materials, rose amid growth in domestic demand and investor expectations of accelerating U.S. adoption of electric vehicle technology due to proposed U.S. government incentives. Shares of Contemporary Amperex Technology, a Chinese batteries and energy storage systems maker, rose after the company reported its earnings more than doubled in the third quarter of 2021 amid surging sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in New Oriental Education & Technology Group Inc. and Britannia Industries Ltd., and its underweight position in ICICI Bank Ltd. Shares of New Oriental Education & Technology Group, a Chinese provider of educational services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of Britannia Industries, an Indian food manufacturer and distributor, fell amid disruptions in global supply chains. Shares of ICICI Bank, an Indian banking and financial services company, rose following several quarter of earnings growth during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.

As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the energy and consumer staples sectors and its largest underweight allocations were in the industrials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and South Africa and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.9%
2.	Tencent Holdings Ltd. (China)	4.7
3.	Samsung Electronics Co. Ltd. (South Korea)	4.4
4.	Alibaba Group Holding Ltd. (China)	4.2
5.	Meituan (China)	1.9
6.	Reliance Industries Ltd. (India)	1.5
7.	Infosys Ltd., ADR (India)	1.2
8.	JD.com, Inc., Class A (China)	1.1
9.	Housing Development Finance Corp. Ltd. (India)	1.1
10.	China Construction Bank Corp., Class H (China)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
China	34.8%
Taiwan	14.2
South Korea	12.8
India	11.4
Russia	4.6
Brazil	3.9
South Africa	3.3
Mexico	2.9
Saudi Arabia	2.7
Thailand	1.8
Indonesia	1.6
Others (each less than 1.0%)	5.2
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	16.95%	12.98%
CLASS R6 SHARES	December 11, 2018	17.02	13.10

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	44.26%
MSCI Europe Index (net of foreign withholding taxes)	40.93%

Net Assets as of 10/31/2021 (In Thousands)	$1,074,518

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

Relative to the Benchmark, the Fund’s security selections and its overweight positions in both the semiconductors & semiconductor equipment and banks sectors were leading contributors to performance. The Fund’s security selection in the consumer durables & apparel sector and its overweight position in the retailing sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in ASM International NV, its out-of-Benchmark position in Bank of Ireland Group PLC and its underweight position in Unilever PLC. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Bank of Ireland Group rose amid investor expectation that the financials sector in general would benefit from a rebound in economic activity in 2021. Shares of Unilever, a U.K. consumer products company that was not held in the Fund, fell amid rising global costs for raw materials.

Leading individual detractors from relative performance included the Fund’s underweight position in ASML Holdings NV and Royal Dutch Shell PLC and its out-of-Benchmark position in Stillfront Group AB. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Royal Dutch Shell, a U.K. integrated oil and gas producer not held by the Fund, rose amid an increase in global energy prices. Shares of Stillfront Group, a Swedish digital game publisher, fell amid investor expectations for falling demand for video games as countries lifted pandemic social restrictions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.5%
2.	Roche Holding AG (Switzerland)	3.6
3.	Novo Nordisk A/S, Class B (Denmark)	2.8
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.7
5.	BP plc (United Kingdom)	2.3
6.	Koninklijke Ahold Delhaize NV (Netherlands)	2.3
7.	Allianz SE (Registered) (Germany)	2.1
8.	ASM International NV (Netherlands)	1.9
9.	BNP Paribas SA (France)	1.8
10.	Zurich Insurance Group AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.9%
Switzerland	16.1
Germany	14.6
France	13.1
Netherlands	7.4
Denmark	5.3
Finland	4.4
United States	2.8
Spain	2.3
Ireland	2.1
Austria	2.0
Belgium	1.2
Italy	1.2
Luxembourg	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		36.68%	8.02%	7.63%
Without Sales Charge		44.26	9.19	8.21
CLASS C SHARES	November 1, 1998
With CDSC**		42.56	8.65	7.78
Without CDSC		43.56	8.65	7.78
CLASS I SHARES	September 10, 2001	44.61	9.47	8.50
CLASS L SHARES	September 10, 2001	44.88	9.62	8.68
CLASS R6 SHARES	October 1, 2018	45.01	9.69	8.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

Fund Commentary

Twelve Months Ended October 31, 2021 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	32.94%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%

Net Assets as of 10/31/2021 (In Thousands)	$4,845,717

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selections in the consumer discretionary and industrials sectors were leading detractors from relative performance, while the Fund’s security selections in the information technology and health care sectors were leading contributors to relative performance.

By region, the Fund’s out-of-Benchmark allocation to emerging markets and its overweight position in the U.K. were leading detractors from relative performance, while its security selection and underweight position in Japan and its security selection in the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its out-of-Benchmark position in Alibaba Group Holding Ltd. and Tencent Holdings Ltd. and its underweight position in Roche Holding AG. Shares of both Alibaba Group

Holding, a Chinese electronic commerce conglomerate, and Tencent Holdings, a Chinese online platform provider, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Roche Holding, a Swiss pharmaceutical company, rose after the company raised its earnings forecast for 2021.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, Capgemini SE and ING Groep NV.

Shares of ASML Holding, a Dutch maker of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor sector. Shares of Capgemini, a French provider of technology consulting and outsourcing services, rose amid growth in revenue and earnings during the period. Shares of ING Groep, a Dutch banking and financial services company, rose amid better-than-expected results during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.0%
2.	ASML Holding NV (Netherlands)	2.9
3.	Novo Nordisk A/S, Class B (Denmark)	2.7
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.4
5.	Keyence Corp. (Japan)	2.3
6.	TotalEnergies SE (France)	2.2
7.	Diageo plc (United Kingdom)	2.1
8.	Capgemini SE (France)	1.9
9.	Sony Group Corp. (Japan)	1.9
10.	AIA Group Ltd. (Hong Kong)	1.8

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	17.0%
France	15.1
United Kingdom	10.7
Germany	7.2
Switzerland	6.9
Netherlands	5.5
Denmark	5.2
Sweden	4.7
United States	3.2
Hong Kong	3.0
Spain	2.8
Australia	2.3
South Korea	2.1
Taiwan	1.9
Singapore	1.6
Belgium	1.4
South Africa	1.1
Others (each less than 1.0%)	3.3
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		25.62%	9.49%	6.81%
Without Sales Charge		32.56	10.68	7.38
CLASS C SHARES	January 31, 2003
With CDSC**		30.94	10.13	6.95
Without CDSC		31.94	10.13	6.95
CLASS I SHARES	January 1, 1997	32.94	10.95	7.65
CLASS R2 SHARES	November 3, 2008	32.18	10.35	7.09
CLASS R5 SHARES	May 15, 2006	33.04	11.07	7.82
CLASS R6 SHARES	November 30, 2010	33.20	11.19	7.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	26.04%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	29.66%

Net Assets as of 10/31/2021 (In Thousands)	$3,920,288

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection in the financials sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

By region, the Fund’s underweight position in Canada and its security selection in emerging markets were leading detractors from relative performance, while the Fund’s underweight position in Japan and its security selection in the Pacific Rim were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alibaba Group Holding Ltd., Tencent Holdings Ltd. and Kone Oyj. Shares of both Alibaba Group Holding, a Chinese electronic commerce conglomerate, and Tencent Holdings, a Chinese online platform provider, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Kone, a Finnish manufacturer of elevators, escalators and automatic doors, fell after the company warned of rising costs and shortages of equipment parts.

Leading individual contributors to the Fund’s relative performance included its overweight positions in ASML Holding NV, Sea Ltd. and KBC Group NV. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Sea, a Singapore internet and mobile platform provider, rose as the company continued to increase its market share during the period. Shares of KBC Group, a Belgian banking and insurance provider, rose amid better-than-expected earnings during the period.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.7%
2.	ASML Holding NV (Netherlands)	3.6
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Diageo plc (United Kingdom)	3.2
5.	Novo Nordisk A/S, Class B (Denmark)	3.2
6.	HDFC Bank Ltd., ADR (India)	3.1
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.1
8.	AIA Group Ltd. (Hong Kong)	2.8
9.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.7
10.	Tencent Holdings Ltd. (China)	2.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	10.2%
France	8.9
Switzerland	7.0
Japan	6.9
China	5.8
Germany	5.4
Hong Kong	5.2
South Korea	5.0
Taiwan	5.0
Canada	5.0
United States	4.4
Denmark	4.2
Netherlands	3.6
Sweden	3.4
India	3.1
Belgium	2.4
Australia	2.2
South Africa	2.1
Indonesia	2.0
Spain	1.7
Singapore	1.6
Russia	1.4
Finland	1.4
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		19.11%	9.85%	8.38%
Without Sales Charge		25.69	11.05	8.97
CLASS C SHARES	November 30, 2011
With CDSC**		24.11	10.49	8.53
Without CDSC		25.11	10.49	8.53
CLASS I SHARES	November 30, 2011	26.04	11.35	9.27
CLASS R2 SHARES	November 30, 2011	25.29	10.72	8.67
CLASS R5 SHARES	November 30, 2011	26.19	11.46	9.42
CLASS R6 SHARES	November 30, 2011	26.28	11.55	9.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.90%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$152,776

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2021. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 57% of the Benchmark’s volatility.

The Fund’s security selection in the materials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and health care sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Switzerland and Italy was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in Japan and the Netherlands was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Orsted A/S, Kao Corp. and Iberdrola SA. Shares of Orsted, a Danish renewable energy generator, fell after reporting weaker-than-expected earnings and revenue growth for the first half of the 2021. Shares of Kao, a Japanese consumer products and chemicals manufacturer, fell amid a decline in demand for cosmetics and household products in Japan due to the pandemic. Shares of Iberdrola, an electric utility based in Spain, fell after the Spanish government responded to surging domestic electricity prices by limiting profits of energy utilities.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holdings NV, Capgemini SE and Novo Nordisk A/S. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Capgemini, a French provider of technology consulting and outsourcing services, rose amid growth in revenue and earnings during the period. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported earnings growth for the first quarter of 2021 and raised its 2021 forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.6
3.	Roche Holding AG (Switzerland)	2.3
4.	Novo Nordisk A/S, Class B (Denmark)	1.9
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.8
6.	Novartis AG (Registered) (Switzerland)	1.5
7.	Toyota Motor Corp. (Japan)	1.5
8.	L’Oreal SA (France)	1.3
9.	Schneider Electric SE (United States)	1.2
10.	Allianz SE (Registered) (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.3%
United Kingdom	11.8
France	10.9
Switzerland	10.5
Germany	9.9
Netherlands	6.8
Australia	5.6
Denmark	3.2
United States	3.0
Spain	2.9
Sweden	2.7
Hong Kong	2.4
Others (each less than 1.0%)	4.7
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge*		14.28%	3.39%
Without Sales Charge		20.60	5.53
CLASS C SHARES	March 15, 2019
With CDSC**		18.97	5.00
Without CDSC		19.97	5.00
CLASS I SHARES	March 15, 2019	20.90	5.81
CLASS R5 SHARES	March 15, 2019	21.10	5.95
CLASS R6 SHARES	March 15, 2019	21.19	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	35.78%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%

Net Assets as of 10/31/2021 (In Thousands)	$4,995,842

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection in the semiconductors & hardware sector and in the banks sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic industries and utilities sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and security selection and overweight position in Europe, excluding the U.K., were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the U.K. and in the Pacific, excluding Japan, were the smallest contributors to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took overweight positions in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.5
3.	Roche Holding AG (Switzerland)	2.3
4.	Novo Nordisk A/S, Class B (Denmark)	1.9
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
6.	Novartis AG (Registered) (Switzerland)	1.5
7.	Toyota Motor Corp. (Japan)	1.4
8.	L’Oreal SA (France)	1.3
9.	Schneider Electric SE (United States)	1.2
10.	Allianz SE (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.0%
United Kingdom	11.7
France	10.8
Switzerland	10.4
Germany	9.8
Netherlands	6.8
Australia	5.7
Denmark	3.2
Spain	2.8
Sweden	2.8
United States	2.3
Hong Kong	2.3
Others (each less than 1.0%)	4.7
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		28.31%	7.70%	6.34%
Without Sales Charge		35.44	8.87	6.91
CLASS I SHARES	October 28, 1992	35.78	9.13	7.17
CLASS R6 SHARES	November 1, 2017	35.93	9.23	7.22

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	46.77%
MSCI EAFE Value Index (net of foreign withholding taxes)	38.31%

Net Assets as of 10/31/2021 (In Thousands)	$396,699

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s underweight positions in the utilities and consumer staples sectors were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the energy sector and its security selection in the technology-software sector were leading detractors from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to relative performance, while the Fund’s security selection in the Pacific, excluding Japan, was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in SoftBank Group Corp., Unilever PLC and Sanofi SA. Shares of SoftBank Group, a Japanese technology sector holding company not held in the Fund, fell amid investor concerns about the company’s exposure to technology businesses in China. Shares of Unilever, a U.K. consumer products company note held in the Fund, fell amid the increasing costs of key commodities. Shares of Sanofi, a French pharmaceuticals maker not held in the Fund, underperformed amid efforts by the Biden administration to curb drug prices.

Leading individual detractors from relative performance included the Fund’s underweight positions in Royal Dutch Shell PLC, Commonwealth Bank of Australia and Westpac Banking Corp. Shares of Royal Dutch Shell, an integrated petroleum and natural gas provider, rose amid a sharp increase in global energy prices. Shares of Commonwealth Bank Australia, which were not held in the Fund, rose after the company reported strong earnings growth for fiscal 2021. Shares of Westpac Banking, an Australian bank and financial services company, rose amid earnings growth during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the banks and insurance sectors, while the largest underweight positions were in the utilities and consumer staples sector.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Toyota Motor Corp. (Japan)	2.4%
2.	Novartis AG (Registered) (Switzerland)	2.2
3.	TotalEnergies SE (France)	1.7
4.	Siemens AG (Registered) (Germany)	1.6
5.	HSBC Holdings plc (United Kingdom)	1.6
6.	GlaxoSmithKline plc (United Kingdom)	1.4
7.	BP plc (United Kingdom)	1.4
8.	BHP Group Ltd. (Australia)	1.2
9.	Allianz SE (Registered) (Germany)	1.2
10.	National Australia Bank Ltd. (Australia)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	21.1%
United Kingdom	16.6
France	10.2
Germany	9.6
Australia	6.7
Switzerland	6.2
Italy	3.7
Sweden	3.4
Netherlands	3.2
Spain	3.2
Norway	2.9
Austria	1.7
Denmark	1.6
Finland	1.5
Hong Kong	1.5
Singapore	1.1
Others (each less than 1.0%)	4.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		38.59%	4.62%	3.68%
Without Sales Charge		46.20	5.76	4.25
CLASS C SHARES	July 11, 2006
With CDSC**		44.54	5.22	3.83
Without CDSC		45.54	5.22	3.83
CLASS I SHARES	September 10, 2001	46.51	6.03	4.53
CLASS L SHARES	November 4, 1993	46.77	6.16	4.66
CLASS R2 SHARES	November 3, 2008	45.84	5.46	3.97
CLASS R5 SHARES	September 9, 2016	46.59	6.13	4.66
CLASS R6 SHARES	November 30, 2010	46.84	6.27	4.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.1%

Argentina — 2.7%

MercadoLibre, Inc. *	256	378,577

Brazil — 2.4%

B3 SA — Brasil Bolsa Balcao	36,160	76,499

Localiza Rent a Car SA	3,766	30,123

Magazine Luiza SA *	35,416	67,898

Pagseguro Digital Ltd., Class A * (a)	3,091	111,894

Raia Drogasil SA *	12,592	52,210

		338,624

China — 37.7%

Alibaba Group Holding Ltd. *	14,608	300,377

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	14,621	94,901

Bilibili, Inc., ADR * (a)	707	51,836

Bilibili, Inc., Class Z *	709	51,982

Budweiser Brewing Co. APAC Ltd. (b)	36,765	100,839

China Gas Holdings Ltd.	48,011	119,837

Contemporary Amperex Technology Co. Ltd., Class A	1,977	197,774

Dada Nexus Ltd., ADR *	3,482	70,725

Foshan Haitian Flavouring & Food Co. Ltd., Class A	9,791	179,053

Hundsun Technologies, Inc., Class A	10,482	102,785

JD.com, Inc., ADR *	1,578	123,561

JD.com, Inc., Class A *	7,921	310,075

Jiangsu Hengli Hydraulic Co. Ltd., Class A	15,471	198,137

KE Holdings, Inc., ADR * (a)	3,440	62,671

Kingdee International Software Group Co. Ltd. *	33,349	109,731

Kweichow Moutai Co. Ltd., Class A	264	75,369

Meituan * (b)	10,752	365,881

Midea Group Co. Ltd., Class A	8,057	86,313

NetEase, Inc.	12,341	239,393

Pharmaron Beijing Co. Ltd., Class A	5,886	175,274

Ping An Bank Co. Ltd., Class A	48,156	146,494

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,095	239,644

Shenzhou International Group Holdings Ltd.	8,462	182,301

Sichuan Swellfun Co. Ltd., Class A	1,990	39,210

Silergy Corp.	1,023	169,005

Sunny Optical Technology Group Co. Ltd.	6,929	185,940

Tencent Holdings Ltd.	7,815	475,391

Wanhua Chemical Group Co. Ltd., Class A	6,629	109,404

Wuxi Biologics Cayman, Inc. * (b)	19,749	299,130

Xinyi Solar Holdings Ltd.	96,810	201,100

Yum China Holdings, Inc.	2,605	148,684

		5,212,817

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 5.1%

AIA Group Ltd.	17,599	197,234

AIA Group Ltd.	795	8,894

Hong Kong Exchanges & Clearing Ltd.	2,307	138,984

Techtronic Industries Co. Ltd.	17,840	366,527

		711,639

India — 16.7%

Asian Paints Ltd.	2,803	116,147

Britannia Industries Ltd.	1,516	74,580

HDFC Bank Ltd.	13,065	276,775

HDFC Bank Ltd., ADR	2,799	201,262

HDFC Life Insurance Co. Ltd. (b)	16,679	151,686

Hindustan Unilever Ltd.	5,256	168,239

Housing Development Finance Corp. Ltd.	9,711	370,260

Infosys Ltd.	3,073	68,769

Infosys Ltd., ADR	3,076	68,544

Kotak Mahindra Bank Ltd.	8,072	219,569

Reliance Industries Ltd.	8,772	297,685

Tata Consultancy Services Ltd.	6,652	302,368

		2,315,884

Indonesia — 2.9%

Bank Central Asia Tbk. PT	383,535	202,805

Bank Rakyat Indonesia Persero Tbk. PT	655,689	196,827

		399,632

Macau — 0.4%

Sands China Ltd. *	26,388	60,144

Mexico — 1.3%

Wal-Mart de Mexico SAB de CV (a)	52,447	182,730

Panama — 0.5%

Copa Holdings SA, Class A * (a)	879	65,024

Poland — 0.9%

Allegro.eu SA * (b)	10,381	117,404

Portugal — 0.7%

Jeronimo Martins SGPS SA	4,290	97,192

Russia — 1.4%

Sberbank of Russia PJSC	37,519	188,748

South Africa — 1.0%

Bid Corp. Ltd.(a)	3,452	74,079

Capitec Bank Holdings Ltd. (a)	525	58,662

		132,741

South Korea — 7.9%

Delivery Hero SE * (b)	1,063	132,537

LG Chem Ltd.	225	161,638

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

NCSoft Corp.	206	110,873

Samsung Electronics Co. Ltd.	11,386	681,698

		1,086,746

Taiwan — 12.0%

Chailease Holding Co. Ltd.	12,176	116,614

Sea Ltd., ADR * (a)	1,672	574,592

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,943	903,169

Taiwan Semiconductor Manufacturing Co. Ltd.	3,301	70,048

		1,664,423

Turkey — 0.4%

BIM Birlesik Magazalar A/S	8,937	57,773

United Kingdom — 1.3%

Prudential plc	8,809	179,764

United States — 4.8%

EPAM Systems, Inc. *	883	594,223

JS Global Lifestyle Co. Ltd. (b)	40,199	74,443

		668,666

Total Common Stocks (Cost $9,311,380)		13,858,528

Short-Term Investments — 2.0%

Investment Companies — 0.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $24,800)	24,788	24,800

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	222,040	222,040

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	25,886	25,886

Total Investment of Cash Collateral from Securities Loaned (Cost $247,926)		247,926

Total Short-Term Investments (Cost $272,726)		272,726

Total Investments — 102.1% (Cost $9,584,106)		14,131,254
Liabilities in Excess of Other Assets — (2.1)%		(295,470)

NET ASSETS — 100.0%		13,835,784

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Internet & Direct Marketing Retail	12.7%

Banks	10.6

Semiconductors & Semiconductor Equipment	9.5

IT Services	8.1

Entertainment	7.3

Technology Hardware, Storage & Peripherals	4.8

Machinery	4.0

Insurance	3.8

Interactive Media & Services	3.4

Life Sciences Tools & Services	3.4

Food & Staples Retailing	3.3

Chemicals	2.7

Thrifts & Mortgage Finance	2.6

Oil, Gas & Consumable Fuels	2.1

Food Products	1.8

Health Care Equipment & Supplies	1.7

Capital Markets	1.5

Beverages	1.5

Software	1.5

Hotels, Restaurants & Leisure	1.5

Electrical Equipment	1.4

Electronic Equipment, Instruments & Components	1.3

Textiles, Apparel & Luxury Goods	1.3

Household Products	1.2

Household Durables	1.1

Others (each less than 1.0%)	4.0

Short-Term Investments	1.9

Abbreviations

ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $235,340.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Argentina — 0.1%

MercadoLibre, Inc. *	4	5,341

Brazil — 3.8%

Atacadao SA	1,346	3,981

Gerdau SA (Preference)	1,861	8,918

Itau Unibanco Holding SA (Preference)	3,455	14,307

Itausa SA (Preference)	6,399	11,655

Localiza Rent a Car SA	471	3,771

Locaweb Servicos de Internet SA * (a)	894	2,913

Lojas Renner SA	1,012	5,768

Magazine Luiza SA *	4,090	7,841

Petroleo Brasileiro SA (Preference)	5,897	28,471

Porto Seguro SA	912	3,795

Raia Drogasil SA *	1,814	7,523

Suzano SA *	1,053	9,168

TIM SA, ADR *	504	4,968

Vale SA, ADR	2,334	29,711

XP, Inc., Receipts *	80	2,603

		145,393

Chile — 0.3%

Banco Santander Chile, ADR	414	7,338

Cencosud SA	1,564	2,288

Cia Cervecerias Unidas SA, ADR	128	2,162

		11,788

China — 34.4%

Airtac International Group	110	3,291

Alibaba Group Holding Ltd. *	7,593	156,138

Amoy Diagnostics Co. Ltd., Class A	226	2,854

Anhui Conch Cement Co. Ltd., Class H	977	4,829

ANTA Sports Products Ltd.	424	6,569

Baidu, Inc., ADR *	50	8,033

Baoshan Iron & Steel Co. Ltd., Class A	6,346	7,054

BeiGene Ltd., ADR *	32	11,315

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	670	4,348

Bilibili, Inc., ADR * (b)	124	9,075

BOE Technology Group Co. Ltd., Class A	10,937	8,391

BYD Co. Ltd., Class H	173	6,598

Chacha Food Co. Ltd., Class A	703	6,255

China Conch Venture Holdings Ltd.	1,428	6,937

China Construction Bank Corp., Class H	57,358	39,037

China Lesso Group Holdings Ltd.	3,308	5,113

China Life Insurance Co. Ltd., Class H	6,962	12,095

China Merchants Bank Co. Ltd., Class H	3,645	30,546

China Molybdenum Co. Ltd., Class H	13,587	8,400

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Oilfield Services Ltd., Class H	3,594	3,437

China Pacific Insurance Group Co. Ltd., Class H	3,323	10,161

China Resources Land Ltd.	2,802	10,887

China Resources Mixc Lifestyle Services Ltd. (a)	696	3,663

China Shenhua Energy Co. Ltd., Class H	3,107	6,680

China Vanke Co. Ltd., Class H	3,613	8,441

China Yangtze Power Co. Ltd., Class A	2,643	8,765

Chongqing Brewery Co. Ltd., Class A *	207	4,852

Contemporary Amperex Technology Co. Ltd., Class A	182	18,248

Country Garden Services Holdings Co. Ltd.	1,687	12,987

ENN Energy Holdings Ltd.	736	12,672

Foshan Haitian Flavouring & Food Co. Ltd., Class A	436	7,977

Fu Jian Anjoy Foods Co. Ltd., Class A	147	4,643

Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,043	6,004

Guangzhou Automobile Group Co. Ltd., Class H	11,910	11,243

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	305	5,462

Haidilao International Holding Ltd. (a)	1,024	2,855

Haier Smart Home Co. Ltd., Class H	3,849	14,332

Hangzhou Tigermed Consulting Co. Ltd., Class H (a)	293	5,707

Han’s Laser Technology Industry Group Co. Ltd., Class A	654	4,378

Hefei Meiya Optoelectronic Technology, Inc., Class A	578	3,653

Huatai Securities Co. Ltd., Class H (a)	2,679	3,984

Huayu Automotive Systems Co. Ltd., Class A	1,057	4,425

Huazhu Group Ltd. *	1,779	8,259

Hundsun Technologies, Inc., Class A	353	3,461

Hutchmed China Ltd., ADR *	70	2,046

Industrial & Commercial Bank of China Ltd., Class H	29,565	16,206

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,717	11,496

Innovent Biologics, Inc. * (a)	1,066	9,537

JD.com, Inc., Class A *	1,068	41,822

Jiangsu Hengli Hydraulic Co. Ltd., Class A	630	8,062

Jiangsu Hengrui Medicine Co. Ltd., Class A	1,025	7,866

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	1,067	2,685

Joyoung Co. Ltd., Class A	1,518	5,532

Kingdee International Software Group Co. Ltd. *	3,338	10,983

Kunlun Energy Co. Ltd.	6,572	5,986

Kweichow Moutai Co. Ltd., Class A	45	12,770

Laobaixing Pharmacy Chain JSC, Class A	724	4,937

Lenovo Group Ltd.	3,726	4,046

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

Longfor Group Holdings Ltd. (a)	2,254	10,905

Maxscend Microelectronics Co. Ltd., Class A	71	3,423

Meituan * (a)	2,111	71,841

Minth Group Ltd.	1,664	6,613

NetEase, Inc.	1,152	22,342

NetEase, Inc., ADR	62	6,037

NIO, Inc., ADR *	456	17,983

Nongfu Spring Co. Ltd., Class H (a)	800	4,056

Oppein Home Group, Inc., Class A	468	9,301

Pharmaron Beijing Co. Ltd., Class H (a)	383	8,278

PICC Property & Casualty Co. Ltd., Class H	14,744	13,726

Pinduoduo, Inc., ADR *	202	17,920

Ping An Bank Co. Ltd., Class A	4,348	13,225

Ping An Insurance Group Co. of China Ltd., Class H	4,129	29,571

Poly Developments and Holdings Group Co. Ltd., Class A	3,147	6,169

Postal Savings Bank of China Co. Ltd., Class H (a)	9,285	6,748

Qingdao Haier Biomedical Co. Ltd., Class A	409	6,012

Qingdao Haier Biomedical Co. Ltd., Class A	9	129

Shanghai Baosight Software Co. Ltd., Class A	725	7,939

Shanghai Liangxin Electrical Co. Ltd., Class A	1,008	2,564

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	139	8,111

Skshu Paint Co. Ltd., Class A	349	6,074

Sunny Optical Technology Group Co. Ltd.	576	15,459

Tencent Holdings Ltd.	2,877	175,032

Tongwei Co. Ltd., Class A	834	7,436

Topsports International Holdings Ltd. (a)	5,697	6,921

Trip.com Group Ltd., ADR *	288	8,235

Wanhua Chemical Group Co. Ltd., Class A	607	10,015

Wuliangye Yibin Co. Ltd., Class A	109	3,668

WuXi AppTec Co. Ltd., Class H (a)	576	12,308

Wuxi Biologics Cayman, Inc. * (a)	2,149	32,543

Xiaomi Corp., Class B * (a)	3,484	9,525

Xinyi Solar Holdings Ltd.	6,664	13,843

XPeng, Inc., ADR * (b)	262	12,213

Yum China Holdings, Inc.	285	16,244

Yunnan Energy New Material Co. Ltd.	145	6,593

Zai Lab Ltd., ADR *	81	8,491

Zhejiang Dingli Machinery Co. Ltd., Class A	384	4,086

Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,784	5,005

Zhongji Innolight Co. Ltd., Class A	1,189	6,141

Zijin Mining Group Co. Ltd., Class H	3,876	5,390

		1,306,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Colombia — 0.2%

Ecopetrol SA, ADR (b)	497	7,536

Greece — 0.4%

Hellenic Telecommunications Organization SA	415	7,366

OPAP SA	502	7,839

		15,205

Hong Kong — 0.3%

Techtronic Industries Co. Ltd.	452	9,276

Hungary — 0.4%

OTP Bank Nyrt. *	215	12,949

Richter Gedeon Nyrt.	122	3,407

		16,356

India — 11.3%

ACC Ltd.	165	5,159

Ambuja Cements Ltd.	1,263	6,847

Apollo Hospitals Enterprise Ltd.	230	13,105

Axis Bank Ltd. *	1,074	10,692

Bharat Petroleum Corp. Ltd.	1,084	6,060

Biocon Ltd. *	987	4,634

Britannia Industries Ltd.	252	12,374

Eicher Motors Ltd.	134	4,449

HDFC Bank Ltd., ADR	138	9,958

HDFC Life Insurance Co. Ltd. (a)	1,531	13,924

Hindalco Industries Ltd.	1,717	10,578

Hindustan Unilever Ltd.	647	20,703

Housing Development Finance Corp. Ltd.	1,066	40,639

ICICI Bank Ltd.	1,380	14,856

Infosys Ltd., ADR	2,057	45,832

Kotak Mahindra Bank Ltd.	700	19,037

Larsen & Toubro Ltd.	596	14,116

Maruti Suzuki India Ltd.	176	17,575

NTPC Ltd.	5,146	9,137

Oil & Natural Gas Corp. Ltd.	3,541	7,047

Petronet LNG Ltd.	2,406	7,386

Power Grid Corp. of India Ltd.	4,795	11,877

Reliance Industries Ltd.	1,605	54,479

Shriram Transport Finance Co. Ltd.	482	9,280

Tata Consultancy Services Ltd.	619	28,122

Tata Steel Ltd.	405	7,149

UltraTech Cement Ltd.	134	13,735

United Spirits Ltd. *	484	6,148

Wipro Ltd.	512	4,433

		429,331

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Indonesia — 1.6%

Bank Central Asia Tbk. PT	47,932	25,345

Bank Rakyat Indonesia Persero Tbk. PT	63,380	19,026

Telkom Indonesia Persero Tbk. PT	60,890	16,275

		60,646

Malaysia — 1.0%

CIMB Group Holdings Bhd.	4,131	5,212

Malayan Banking Bhd.	1,964	3,818

Petronas Chemicals Group Bhd.	4,321	9,067

Public Bank Bhd.	12,349	12,436

Tenaga Nasional Bhd.	2,385	5,564

Top Glove Corp. Bhd.	1,503	987

		37,084

Mexico — 2.9%

America Movil SAB de CV, Series L	26,204	23,330

Fomento Economico Mexicano SAB de CV, ADR	153	12,604

Grupo Aeroportuario del Pacifico SAB de CV, Class B *	886	11,188

Grupo Aeroportuario del Sureste SAB de CV, Class B	460	9,292

Grupo Financiero Banorte SAB de CV, Class O	2,672	16,888

Grupo Mexico SAB de CV, Series B	2,872	12,588

Kimberly-Clark de Mexico SAB de CV, Class A (b)	3,843	6,075

Wal-Mart de Mexico SAB de CV (b)	5,068	17,657

		109,622

Peru — 0.3%

Credicorp Ltd.	86	11,190

Philippines — 0.4%

Ayala Corp.	273	4,672

Ayala Land, Inc.	6,400	4,457

International Container Terminal Services, Inc.	1,621	5,787

		14,916

Poland — 0.7%

Allegro.eu SA * (a)	655	7,411

Dino Polska SA * (a)	83	7,447

Powszechny Zaklad Ubezpieczen SA	1,136	11,367

		26,225

Qatar — 0.3%

Qatar National Bank QPSC	2,108	11,870

Russia — 4.6%

Alrosa PJSC	4,314	7,617

Gazprom PJSC, ADR	3,633	35,652

LUKOIL PJSC, ADR	308	31,396

Magnitogorsk Iron & Steel Works PJSC	5,948	5,558

MMC Norilsk Nickel PJSC, ADR	433	13,525

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

Moscow Exchange MICEX-RTS PJSC	2,591	6,359

Moscow Exchange MICEX-RTS PJSC	56	138

Novatek PJSC	239	6,057

Rosneft Oil Co. PJSC, GDR (a)	1,272	11,324

Sberbank of Russia PJSC, ADR	1,829	36,727

Severstal PAO, GDR (a)	420	9,597

X5 Retail Group NV, GDR (a)	254	8,660

		172,610

Saudi Arabia — 2.6%

Al Rajhi Bank	759	28,063

Alinma Bank	1,741	11,670

Almarai Co. JSC	410	5,787

BinDawood Holding Co.	142	3,950

Saudi Basic Industries Corp.	420	14,463

Saudi National Bank (The)	1,492	26,205

Saudi Telecom Co.	293	9,139

		99,277

Singapore — 0.1%

BOC Aviation Ltd. (a)	374	3,275

South Africa — 3.3%

Bid Corp. Ltd.	580	12,458

Bidvest Group Ltd. (The)	252	3,154

Capitec Bank Holdings Ltd.	110	12,342

Clicks Group Ltd.	416	7,587

Discovery Ltd. *	894	8,194

FirstRand Ltd.	4,636	17,610

Impala Platinum Holdings Ltd.	406	5,249

MTN Group Ltd. *	388	3,480

Naspers Ltd., Class N	121	20,527

Nedbank Group Ltd.	647	7,370

Sanlam Ltd.	2,891	11,877

SPAR Group Ltd. (The)	670	8,556

Vodacom Group Ltd.	696	6,179

		124,583

South Korea — 12.6%

BGF retail Co. Ltd.	19	2,630

Hana Financial Group, Inc.	235	9,074

Hankook Tire & Technology Co. Ltd.	137	4,848

Hyundai Glovis Co. Ltd.	61	8,770

Hyundai Mobis Co. Ltd.	32	6,991

Hyundai Motor Co.	21	3,829

Kakao Corp.	110	11,791

KB Financial Group, Inc.	400	19,338

Kia Corp.	264	19,241

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

KIWOOM Securities Co. Ltd.	44	3,990

LG Chem Ltd.	36	25,699

LG Household & Health Care Ltd.	11	10,656

Mando Corp. *	79	4,263

NAVER Corp.	81	28,071

NCSoft Corp.	18	9,688

POSCO	68	17,355

Samsung Biologics Co. Ltd. * (a)	7	5,354

Samsung Electronics Co. Ltd.	2,767	165,676

Samsung Fire & Marine Insurance Co. Ltd.	68	13,531

Samsung SDI Co. Ltd.	13	8,318

Shinhan Financial Group Co. Ltd.	498	16,256

SK Hynix, Inc.	379	33,419

SK Innovation Co. Ltd. *	62	13,017

SK Telecom Co. Ltd.	49	12,883

SK, Inc.	24	5,065

SKC Co. Ltd.	48	7,443

S-Oil Corp.	135	11,785

		478,981

Taiwan — 14.1%

Advantech Co. Ltd.	930	12,157

ASE Technology Holding Co. Ltd.	4,188	14,981

AU Optronics Corp.	14,442	9,925

Chailease Holding Co. Ltd.	1,870	17,908

CTBC Financial Holding Co. Ltd.	9,864	8,237

Delta Electronics, Inc.	2,061	18,193

Eclat Textile Co. Ltd.	437	9,550

Evergreen Marine Corp. Taiwan Ltd.	851	3,062

Fubon Financial Holding Co. Ltd.	6,464	17,086

Giant Manufacturing Co. Ltd.	494	5,737

Hiwin Technologies Corp.	849	9,455

Hon Hai Precision Industry Co. Ltd.	4,063	15,685

MediaTek, Inc.	266	8,755

Nan Ya Plastics Corp.	1,146	3,517

Nanya Technology Corp.	4,177	10,015

Nien Made Enterprise Co. Ltd.	397	5,456

Novatek Microelectronics Corp.	804	12,059

Powertech Technology, Inc.	2,267	7,954

Quanta Computer, Inc.	2,691	7,560

Realtek Semiconductor Corp.	692	12,447

Sea Ltd., ADR * (b)	20	6,989

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	322	36,626

Taiwan Semiconductor Manufacturing Co. Ltd.	10,418	221,073

Taiwan Union Technology Corp.	1,534	5,290

Uni-President Enterprises Corp.	4,917	11,796

Vanguard International Semiconductor Corp.	1,379	7,186

INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued

Wiwynn Corp.	254	8,137

Yageo Corp.	779	12,193

Yuanta Financial Holding Co. Ltd.	17,117	15,215

		534,244

Thailand — 1.8%

Airports of Thailand PCL	4,349	8,476

Minor International PCL *	6,060	5,986

PTT Exploration & Production PCL	3,534	12,500

PTT Global Chemical PCL	5,311	10,051

PTT PCL	5,736	6,585

Siam Cement PCL (The) (Registered)	747	8,896

Siam Commercial Bank PCL (The)	2,976	11,313

Thai Oil PCL	3,176	5,330

		69,137

Turkey — 0.5%

BIM Birlesik Magazalar A/S	900	5,817

Ford Otomotiv Sanayi A/S	357	6,891

Turkcell Iletisim Hizmetleri A/S	3,250	5,169

		17,877

United Arab Emirates — 0.1%

Emaar Properties PJSC	4,657	5,099

United States — 0.1%

JS Global Lifestyle Co. Ltd.(a)	1,274	2,359

Total Common Stocks (Cost $3,167,833)		3,725,364

Short-Term Investments — 0.8%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $3,718)	3,716	3,718

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	22,493	22,493

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,859	2,859

Total Investment of Cash Collateral from Securities Loaned (Cost $25,352)		25,352

Total Short-Term Investments (Cost $29,070)		29,070

Total Investments — 99.0% (Cost $3,196,903)		3,754,434
Other Assets Less Liabilities — 1.0%		38,954

NET ASSETS — 100.0%		3,793,388

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	13.3%

Semiconductors & Semiconductor Equipment	10.1

Internet & Direct Marketing Retail	8.5

Oil, Gas & Consumable Fuels	6.7

Interactive Media & Services	5.9

Technology Hardware, Storage & Peripherals	5.5

Metals & Mining	4.0

Insurance	3.9

Automobiles	2.7

Electronic Equipment, Instruments & Components	2.6

Food & Staples Retailing	2.5

Chemicals	2.3

IT Services	2.2

Food Products	1.9

Life Sciences Tools & Services	1.7

Real Estate Management & Development	1.7

Wireless Telecommunication Services	1.5

Entertainment	1.4

Diversified Financial Services	1.3

Hotels, Restaurants & Leisure	1.3

Beverages	1.2

Construction Materials	1.2

Machinery	1.1

Thrifts & Mortgage Finance	1.1

Household Durables	1.0

Biotechnology	1.0

Others (each less than 1.0%)	11.6

Short-Term Investments	0.8

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
MTN	Medium term note
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $24,147.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.4%

Australia — 1.0%

Rio Tinto plc	165	10,312

Austria — 1.9%

Erste Group Bank AG	331	14,184

Wienerberger AG	189	6,697

		20,881

Belgium — 1.2%

Azelis Group NV *	160	5,183

bpost SA *	506	4,339

D’ieteren Group	22	3,731

		13,253

Denmark — 5.3%

Carlsberg A/S, Class B	59	9,777

Novo Nordisk A/S, Class B	276	30,241

Pandora A/S	55	7,704

Royal Unibrew A/S	76	9,434

		57,156

Finland — 4.4%

Cargotec OYJ, Class B	134	6,946

Nokia OYJ *	2,723	15,629

Nordea Bank Abp	1,133	13,874

QT Group OYJ *	68	10,995

		47,444

France — 13.0%

Airbus SE *	124	15,883

BNP Paribas SA (a)	292	19,513

Capgemini SE	76	17,695

Credit Agricole SA	594	8,960

Kering SA	17	12,988

La Francaise des Jeux SAEM (b)	185	9,590

LVMH Moet Hennessy Louis Vuitton SE	36	28,589

Teleperformance	23	9,492

TotalEnergies SE	342	17,119

		139,829

Germany — 14.5%

Allianz SE (Registered)	95	21,989

Daimler AG (Registered)	149	14,831

Deutsche Boerse AG	57	9,520

Deutsche Post AG (Registered)	263	16,291

Deutsche Telekom AG (Registered)	748	13,910

DWS Group GmbH & Co. KGaA (b)	105	4,532

Eckert & Ziegler Strahlen- und Medizintechnik AG	67	9,980

Jungheinrich AG (Preference)	193	9,798

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	47	14,040

Schaeffler AG (Preference)	726	5,769

Siemens AG (Registered)	104	16,896

VERBIO Vereinigte BioEnergie AG	95	7,564

Volkswagen AG (Preference)	47	10,647

		155,767

Ireland — 2.1%

AIB Group plc *	2,039	5,441

AIB Group plc *	552	1,495

Bank of Ireland Group plc *	1,260	7,558

Bank of Ireland Group plc *	110	656

Smurfit Kappa Group plc	141	7,392

		22,542

Italy — 1.2%

Intesa Sanpaolo SpA	4,399	12,503

Luxembourg — 1.0%

ArcelorMittal SA	321	10,870

Netherlands — 7.4%

Adyen NV * (b)	3	10,488

ASM International NV	44	19,879

ASML Holding NV (a)	13	10,899

Koninklijke Ahold Delhaize NV	757	24,630

NN Group NV	250	13,361

		79,257

Norway — 0.7%

Equinor ASA	301	7,627

Spain — 2.2%

CaixaBank SA	756	2,172

Corp. ACCIONA Energias Renovables SA *	203	7,100

Fluidra SA	212	8,091

Laboratorios Farmaceuticos Rovi SA	98	6,835

		24,198

Sweden — 0.9%

Volvo AB, Class B	422	9,833

Switzerland — 16.0%

Cie Financiere Richemont SA (Registered)	80	9,893

Holcim Ltd. *	170	8,457

Interroll Holding AG (Registered)	1	6,865

Logitech International SA (Registered)	101	8,444

Nestle SA (Registered)	360	47,476

Novartis AG (Registered)	224	18,564

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — continued

Roche Holding AG	100	38,699

Schindler Holding AG	33	8,590

Swissquote Group Holding SA (Registered)	27	5,496

Zurich Insurance Group AG	43	18,932

		171,416

United Kingdom — 18.8%

3i Group plc	464	8,669

Ashtead Group plc	170	14,206

Barclays plc	2,703	7,458

BP plc	5,158	24,710

Centrica plc *	9,870	8,147

CNH Industrial NV	544	9,371

Computacenter plc	216	7,936

Future plc	117	5,625

Games Workshop Group plc	38	5,043

Intermediate Capital Group plc	315	9,435

JD Sports Fashion plc	642	9,570

Linde plc	33	10,748

Lloyds Banking Group plc	26,095	17,859

Marks & Spencer Group plc *	3,194	8,030

Next plc	146	15,966

Persimmon plc	214	7,955

Petershill Partners plc * (b)	1,582	6,496

Segro plc, REIT	586	10,361

Spirent Communications plc	1,266	4,991

Taylor Wimpey plc	4,300	9,099

		201,675

United States — 2.8%

Schneider Electric SE	94	16,208

Stellantis NV	691	13,797

		30,005

Total Common Stocks (Cost $884,488)		1,014,568

Short-Term Investments — 5.0%

Investment Companies — 4.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $46,060)	46,037	46,060

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $7,173)	7,173	7,173

Total Short-Term Investments (Cost $53,233)		53,233

Total Investments — 99.4% (Cost $937,721)		1,067,801
Other Assets Less Liabilities — 0.6%		6,717

NET ASSETS — 100.0%		1,074,518

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.5%

Pharmaceuticals	8.8

Insurance	6.4

Machinery	5.6

Textiles, Apparel & Luxury Goods	5.5

Oil, Gas & Consumable Fuels	5.3

Food Products	4.4

Capital Markets	4.1

Automobiles	3.7

IT Services	3.4

Semiconductors & Semiconductor Equipment	2.9

Food & Staples Retailing	2.3

Multiline Retail	2.3

Metals & Mining	2.0

Air Freight & Logistics	1.9

Communications Equipment	1.9

Trading Companies & Distributors	1.8

Beverages	1.8

Household Durables	1.6

Industrial Conglomerates	1.6

Electrical Equipment	1.5

Aerospace & Defense	1.5

Construction Materials	1.4

Diversified Telecommunication Services	1.3

Software	1.0

Chemicals	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	8.5

Short-Term Investments	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $6,806.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	716	12/2021	EUR	35,218	1,156

FTSE 100 Index	117	12/2021	GBP	11,586	195

					1,351

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Australia — 2.4%

BHP Group Ltd. (a)	1,719	47,212

BHP Group plc	993	26,222

Rio Tinto plc	682	42,501

		115,935

Austria — 1.0%

Erste Group Bank AG	1,081	46,344

Belgium — 1.5%

KBC Group NV	762	70,975

China — 0.7%

Tencent Holdings Ltd.	555	33,773

Denmark — 5.4%

Carlsberg A/S, Class B	317	52,273

Genmab A/S *	87	38,874

Novo Nordisk A/S, Class B	1,242	136,217

Orsted A/S (a) (b)	239	33,786

		261,150

Finland — 0.9%

Kone OYJ, Class B	621	42,380

France — 15.6%

AXA SA	2,071	60,243

BNP Paribas SA (a)	838	56,119

Capgemini SE	406	94,575

Kering SA	80	59,755

L’Oreal SA	169	77,420

LVMH Moet Hennessy Louis Vuitton SE	152	119,030

Pernod Ricard SA	229	52,746

Safran SA	404	54,376

TotalEnergies SE	2,183	109,326

Vinci SA	671	71,784

		755,374

Germany — 7.4%

adidas AG	191	62,643

Allianz SE (Registered)	292	67,777

Deutsche Boerse AG	281	46,631

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	153	45,444

RWE AG	1,069	41,162

Symrise AG	370	51,213

Volkswagen AG (Preference)	206	46,127

		360,997

Hong Kong — 3.1%

AIA Group Ltd.	8,089	90,651

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hong Kong Exchanges & Clearing Ltd.	962	57,959

		148,610

India — 0.8%

HDFC Bank Ltd., ADR	563	40,502

Japan — 17.6%

Daikin Industries Ltd.	259	56,747

FANUC Corp.	175	34,544

Hoya Corp.	559	82,319

Keyence Corp.	189	114,083

Kubota Corp.	2,128	45,333

Kyowa Kirin Co. Ltd.	1,428	46,967

Makita Corp.	901	41,813

Nidec Corp.	435	48,169

Recruit Holdings Co. Ltd.	1,115	74,149

Shin-Etsu Chemical Co. Ltd.	325	57,869

SMC Corp.	100	59,736

Sony Group Corp.	815	94,316

Sysmex Corp.	322	39,962

Tokyo Electron Ltd.	117	54,433

		850,440

Netherlands — 5.6%

Adyen NV * (b)	17	52,079

ASML Holding NV	177	143,957

ING Groep NV	5,047	76,561

		272,597

Singapore — 1.6%

DBS Group Holdings Ltd.	3,337	77,988

South Africa — 1.1%

Anglo American plc	1,419	53,968

South Korea — 2.1%

Delivery Hero SE * (b)	371	46,302

Samsung Electronics Co. Ltd., GDR (b)	24	36,656

Samsung Electronics Co. Ltd., GDR (b)	14	20,843

		103,801

Spain — 2.9%

Cellnex Telecom SA (b)	527	32,426

Iberdrola SA	4,791	56,575

Industria de Diseno Textil SA (a)	1,415	51,257

		140,258

Sweden — 4.8%

Assa Abloy AB, Class B	1,923	56,413

Atlas Copco AB, Class A	982	63,252

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — continued

Industrivarden AB, Class A (a)	85	2,796

Svenska Handelsbanken AB, Class A (a)	5,510	63,157

Volvo AB, Class B	2,100	48,973

		234,591

Switzerland — 7.1%

Holcim Ltd. *	588	29,352

Lonza Group AG (Registered)	94	77,612

Nestle SA (Registered)	1,150	151,648

SGS SA (Registered)	16	47,703

Straumann Holding AG (Registered)	18	37,300

		343,615

Taiwan — 2.0%

Sea Ltd., ADR *	151	51,751

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	393	44,631

		96,382

United Kingdom — 11.0%

Diageo plc	2,119	105,435

GlaxoSmithKline plc	3,260	67,678

Legal & General Group plc	12,202	48,123

Linde plc	220	70,900

London Stock Exchange Group plc	416	40,489

Persimmon plc	1,166	43,443

Prudential plc	2,952	60,238

RELX plc	2,096	65,010

Smith & Nephew plc	1,960	33,849

		535,165

United States — 3.3%

Ferguson plc	493	74,139

Schneider Electric SE	491	84,714

		158,853

Total Common Stocks (Cost $3,392,109)		4,743,698

Short-Term Investments — 5.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $123,785)	123,724	123,785

Investment of Cash Collateral from Securities Loaned — 2.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	111,000	111,000

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	13,466	13,466

Total Investment of Cash Collateral from Securities Loaned (Cost $124,466)		124,466

Total Short-Term Investments (Cost $248,251)		248,251

Total Investments — 103.0% (Cost $3,640,360)		4,991,949
Liabilities in Excess of Other Assets — (3.0)%		(146,232)

NET ASSETS — 100.0%		4,845,717

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	8.6%

Insurance	7.5

Machinery	6.7

Pharmaceuticals	5.0

Semiconductors & Semiconductor Equipment	4.9

Textiles, Apparel & Luxury Goods	4.8

Beverages	4.2

Health Care Equipment & Supplies	3.9

Professional Services	3.7

Chemicals	3.6

Metals & Mining	3.4

Food Products	3.0

IT Services	2.9

Capital Markets	2.9

Household Durables	2.8

Electrical Equipment	2.7

Electronic Equipment, Instruments & Components	2.3

Building Products	2.3

Oil, Gas & Consumable Fuels	2.2

Electric Utilities	1.8

Life Sciences Tools & Services	1.6

Personal Products	1.6

Trading Companies & Distributors	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Construction & Engineering	1.4%

Technology Hardware, Storage & Peripherals	1.2

Aerospace & Defense	1.1

Entertainment	1.0

Specialty Retail	1.0

Others (each less than 1.0%)	5.4

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $119,061.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Australia — 2.2%

BHP Group plc	3,272	86,419

Belgium — 2.4%

KBC Group NV	1,017	94,747

Canada — 5.0%

Canadian National Railway Co.	745	99,068

Toronto-Dominion Bank (The)	1,355	98,392

		197,460

China — 5.8%

Alibaba Group Holding Ltd. *	4,206	86,497

Bilibili, Inc., Class Z *	529	38,745

Tencent Holdings Ltd.	1,706	103,745

		228,987

Denmark — 4.3%

Novo Nordisk A/S, Class B	1,135	124,407

Orsted A/S (a) (b)	306	43,158

		167,565

Finland — 1.4%

Kone OYJ, Class B	805	54,877

France — 9.0%

Capgemini SE	300	69,922

L’Oreal SA	191	87,408

LVMH Moet Hennessy Louis Vuitton SE	155	121,733

Vinci SA	672	71,830

		350,893

Germany — 5.5%

adidas AG	197	64,551

Allianz SE (Registered)	387	89,767

Volkswagen AG (Preference)	267	59,835

		214,153

Hong Kong — 5.2%

AIA Group Ltd.	10,022	112,317

Hong Kong Exchanges & Clearing Ltd.	1,524	91,784

		204,101

India — 3.1%

HDFC Bank Ltd., ADR	1,701	122,321

Indonesia — 2.0%

Bank Central Asia Tbk. PT	147,867	78,189

Japan — 6.9%

Keyence Corp.	128	77,263

Kyowa Kirin Co. Ltd.	1,412	46,451

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

SMC Corp.	91	54,126

Sony Group Corp.	805	93,170

		271,010

Netherlands — 3.6%

ASML Holding NV	174	141,389

Russia — 1.5%

Sberbank of Russia PJSC, ADR	2,847	57,160

Singapore — 1.6%

DBS Group Holdings Ltd.	2,641	61,705

South Africa — 2.1%

Anglo American plc	2,172	82,613

South Korea — 5.1%

Delivery Hero SE * (b)	504	62,903

Samsung Electronics Co. Ltd.	2,282	136,606

		199,509

Spain — 1.7%

Iberdrola SA	5,688	67,172

Sweden — 3.5%

Atlas Copco AB, Class A	1,047	67,437

Industrivarden AB, Class A (a)	89	2,934

Svenska Handelsbanken AB, Class A (a)	5,782	66,279

		136,650

Switzerland — 7.0%

Lonza Group AG (Registered)	86	70,638

Nestle SA (Registered)	1,103	145,429

SGS SA (Registered)	20	59,151

		275,218

Taiwan — 5.0%

Sea Ltd., ADR *	269	92,480

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	927	105,394

		197,874

United Kingdom — 10.3%

Diageo plc	2,571	127,935

Linde plc	280	89,967

London Stock Exchange Group plc	403	39,234

Persimmon plc	1,530	57,002

RELX plc	2,834	87,913

		402,051

United States — 4.4%

Ferguson plc	627	94,301

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Schneider Electric SE	465	80,102

		174,403

Total Common Stocks (Cost $2,892,698)		3,866,466

Short-Term Investments — 2.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $47,837)	47,813	47,837

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	33,000	33,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	3,469	3,469

Total Investment Of Cash Collateral From Securities Loaned (Cost $36,469)		36,469

Total Short-Term Investments (Cost $84,306)		84,306

Total Investments — 100.8% (Cost $2,977,004)		3,950,772
Liabilities in Excess of Other Assets — (0.8)%		(30,484)

NET ASSETS — 100.0%		3,920,288

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	14.7%

Semiconductors & Semiconductor Equipment	6.2

Insurance	5.1

Textiles, Apparel & Luxury Goods	4.7

Machinery	4.5

Pharmaceuticals	4.3

Metals & Mining	4.3

Household Durables	3.8

Internet & Direct Marketing Retail	3.8

Professional Services	3.7

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Food Products	3.7%

Technology Hardware, Storage & Peripherals	3.5

Entertainment	3.3

Capital Markets	3.3

Beverages	3.2

Electric Utilities	2.8

Interactive Media & Services	2.6

Road & Rail	2.5

Trading Companies & Distributors	2.4

Chemicals	2.3

Personal Products	2.2

Electrical Equipment	2.0

Electronic Equipment, Instruments & Components	2.0

Construction & Engineering	1.8

Life Sciences Tools & Services	1.8

IT Services	1.8

Automobiles	1.5

Diversified Financial Services	0.1

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $35,662.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%

Australia — 5.6%

Aurizon Holdings Ltd.	49	126

Australia & New Zealand Banking Group Ltd.	22	465

BHP Group Ltd.	35	967

Commonwealth Bank of Australia	8	618

CSL Ltd.	4	931

Dexus, REIT	51	418

Goodman Group, REIT	39	648

GPT Group (The), REIT	117	455

Insurance Australia Group Ltd.	38	138

Macquarie Group Ltd.	1	194

National Australia Bank Ltd.	15	336

Newcrest Mining Ltd.	7	126

Oil Search Ltd.	46	148

Rio Tinto Ltd.	16	1,078

Rio Tinto plc	7	454

Wesfarmers Ltd.	8	367

Westpac Banking Corp.	44	865

Woolworths Group Ltd.	7	200

		8,534

Austria — 0.3%

Erste Group Bank AG	9	391

Belgium — 0.6%

Anheuser-Busch InBev SA	2	147

KBC Group NV	8	768

		915

China — 0.6%

BOC Hong Kong Holdings Ltd.	95	301

Prosus NV *	7	603

		904

Denmark — 3.2%

Carlsberg A/S, Class B	6	908

Novo Nordisk A/S, Class B	26	2,890

Orsted A/S (a)	6	850

Vestas Wind Systems A/S	6	240

		4,888

Finland — 0.3%

Kone OYJ, Class B	4	249

Nokia OYJ *	49	279

		528

France — 10.7%

Air Liquide SA	8	1,341

Airbus SE *	3	413

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Alstom SA	12	417

AXA SA	7	197

BNP Paribas SA	23	1,549

Capgemini SE	6	1,375

Kering SA	1	726

L’Oreal SA	4	1,999

LVMH Moet Hennessy Louis Vuitton SE	3	2,644

Pernod Ricard SA	2	371

Safran SA	5	723

Sanofi	7	744

Societe Generale SA	14	476

TotalEnergies SE	22	1,102

Veolia Environnement SA	41	1,335

Vinci SA	9	1,013

		16,425

Germany — 9.8%

adidas AG	4	1,150

Allianz SE (Registered)	8	1,796

BASF SE	4	273

Bayer AG (Registered)	7	412

Brenntag SE	3	317

Daimler AG (Registered)	2	189

Deutsche Boerse AG	1	119

Deutsche Post AG (Registered)	18	1,138

Deutsche Telekom AG (Registered)	60	1,109

Infineon Technologies AG	33	1,528

Merck KGaA	2	537

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	867

RWE AG	28	1,069

SAP SE	9	1,308

Siemens AG (Registered)	7	1,061

Volkswagen AG (Preference)	4	976

Vonovia SE	12	734

Zalando SE * (a)	4	397

		14,980

Hong Kong — 2.4%

AIA Group Ltd.	139	1,562

CK Asset Holdings Ltd.	31	192

CLP Holdings Ltd.	17	162

Hong Kong Exchanges & Clearing Ltd.	14	861

Link, REIT	16	144

Sun Hung Kai Properties Ltd.	12	159

Techtronic Industries Co. Ltd.	11	216

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Hong Kong — continued

Xinyi Glass Holdings Ltd.	117		330

			3,626

Ireland — 0.9%

CRH plc	14		680

Kingspan Group plc	3		403

Kingspan Group plc	3		363

			1,446

Italy — 0.8%

Enel SpA	51		429

FinecoBank Banca Fineco SpA *	39		751

			1,180

Japan — 23.1%

AGC, Inc.	5		259

Asahi Group Holdings Ltd.	19		858

Asahi Kasei Corp.	56		589

Bridgestone Corp.	15		650

Central Japan Railway Co.	4		608

Daiichi Sankyo Co. Ltd.	17		431

Daikin Industries Ltd.	3		745

Daito Trust Construction Co. Ltd.	5		583

Daiwa House Industry Co. Ltd.	9		300

Dentsu Group, Inc.	20		724

Fast Retailing Co. Ltd.	—	(b)	133

Hitachi Ltd.	20		1,135

Honda Motor Co. Ltd.	23		689

Hoya Corp.	9		1,266

ITOCHU Corp.	20		565

Japan Airlines Co. Ltd. *	14		297

Kao Corp.	9		492

Keyence Corp.	3		1,690

Konami Holdings Corp.	9		490

Kubota Corp.	25		528

Kyowa Kirin Co. Ltd.	15		493

Mitsubishi Corp.	27		852

Mitsubishi Electric Corp.	18		246

Mitsubishi UFJ Financial Group, Inc.	48		264

Mitsui Fudosan Co. Ltd.	20		457

Murata Manufacturing Co. Ltd.	10		720

Nabtesco Corp.	1		45

Nidec Corp.	4		443

Nintendo Co. Ltd.	1		442

Nippon Express Co. Ltd.	6		382

Nippon Steel Corp.	9		156

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nippon Telegraph & Telephone Corp.	27		754

Nitori Holdings Co. Ltd.	3		588

Nomura Research Institute Ltd.	14		572

Ono Pharmaceutical Co. Ltd.	17		355

ORIX Corp.	30		596

Otsuka Corp.	10		512

Rakuten Group, Inc.	19		208

Recruit Holdings Co. Ltd.	19		1,231

Rohm Co. Ltd.	6		585

Ryohin Keikaku Co. Ltd.	19		367

Seven & i Holdings Co. Ltd.	11		458

Shimadzu Corp.	2		61

Shin-Etsu Chemical Co. Ltd.	5		909

Shionogi & Co. Ltd.	8		502

SoftBank Group Corp.	8		428

Sony Group Corp.	15		1,679

Sumitomo Electric Industries Ltd.	33		443

Sumitomo Metal Mining Co. Ltd.	15		597

Sumitomo Mitsui Financial Group, Inc.	28		899

Suzuki Motor Corp.	8		366

T&D Holdings, Inc.	29		377

Takeda Pharmaceutical Co. Ltd.	12		348

Terumo Corp.	12		507

Tokio Marine Holdings, Inc.	18		938

Tokyo Electron Ltd.	2		1,072

Toyota Motor Corp.	129		2,283

Yamato Holdings Co. Ltd.	5		113

			35,280

Luxembourg — 0.1%

ArcelorMittal SA	6		204

Netherlands — 6.7%

Adyen NV * (a)	—	(b)	631

Akzo Nobel NV	6		743

ASML Holding NV	5		3,953

Heineken NV	1		110

ING Groep NV	43		652

Koninklijke Ahold Delhaize NV	14		463

Koninklijke DSM NV	2		527

Koninklijke KPN NV	191		570

Koninklijke Philips NV	5		219

NN Group NV	15		813

Royal Dutch Shell plc, Class A	36		816

Royal Dutch Shell plc, Class B	15		349

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands — continued

Wolters Kluwer NV	4		462

			10,308

Singapore — 1.0%

DBS Group Holdings Ltd.	39		918

Oversea-Chinese Banking Corp. Ltd.	47		414

United Overseas Bank Ltd.	7		131

			1,463

Spain — 2.9%

Banco Bilbao Vizcaya Argentaria SA	145		1,015

Banco Santander SA	99		373

Endesa SA	32		731

Iberdrola SA	132		1,559

Industria de Diseno Textil SA	20		714

			4,392

Sweden — 2.7%

Atlas Copco AB, Class A	14		917

Industrivarden AB, Class A	1		42

Lundin Energy AB	13		521

SKF AB, Class B	28		656

Svenska Handelsbanken AB, Class A	83		946

Volvo AB, Class B	43		998

			4,080

Switzerland — 10.4%

Adecco Group AG (Registered)	3		135

Cie Financiere Richemont SA (Registered)	2		298

Credit Suisse Group AG (Registered)	9		97

Givaudan SA (Registered)	—	(b)	924

Holcim Ltd. *	3		165

Lonza Group AG (Registered)	2		1,504

Nestle SA (Registered)	32		4,235

Novartis AG (Registered)	28		2,309

Roche Holding AG	9		3,479

SGS SA (Registered)	—	(b)	702

Sika AG (Registered)	1		445

UBS Group AG (Registered)	30		550

Zurich Insurance Group AG	2		1,100

			15,943

United Kingdom — 11.7%

3i Group plc	64		1,197

AstraZeneca plc	14		1,791

Barclays plc	272		750

Berkeley Group Holdings plc	12		727

BP plc	329		1,578

British American Tobacco plc	16		572

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

CK Hutchison Holdings Ltd.	24	161

DCC plc	4	304

Diageo plc	35	1,753

GlaxoSmithKline plc	14	283

HSBC Holdings plc	107	643

InterContinental Hotels Group plc *	12	853

Intertek Group plc	3	180

Lloyds Banking Group plc	1,753	1,200

London Stock Exchange Group plc	1	106

Prudential plc	33	681

Reckitt Benckiser Group plc	13	1,059

RELX plc	37	1,160

Standard Chartered plc	115	778

Taylor Wimpey plc	143	303

Tesco plc	194	718

Unilever plc	19	1,004

		17,801

United States — 2.4%

Ferguson plc	6	854

Schneider Electric SE	11	1,866

Stellantis NV	44	883

		3,603

Total Common Stocks (Cost $113,996)		146,891

	NO. OF CONTRACTS
Options Purchased — 0.6%

Put Options Purchased — 0.6%

United States — 0.6%

MSCI EAFE Index 12/17/2021 at USD 2,220.00, European Style Notional Amount: USD 151,109 Counterparty: Exchange-Traded * (Cost $2,614)	647	971

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $3,536)	3,536	3,536

Total Investments — 99.1% (Cost $120,146)		151,398
Other Assets Less Liabilities — 0.9%		1,378

NET ASSETS — 100.0%		152,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.2%

Pharmaceuticals	9.6

Insurance	5.6

Semiconductors & Semiconductor Equipment	4.7

Chemicals	3.8

Automobiles	3.6

Textiles, Apparel & Luxury Goods	3.2

Oil, Gas & Consumable Fuels	3.0

Food Products	2.8

Beverages	2.7

Machinery	2.7

Professional Services	2.6

Electric Utilities	2.5

Metals & Mining	2.4

Personal Products	2.3

Capital Markets	2.1

IT Services	2.0

Electrical Equipment	1.8

Household Durables	1.8

Industrial Conglomerates	1.8

Trading Companies & Distributors	1.7

Electronic Equipment, Instruments & Components	1.6

Diversified Telecommunication Services	1.6

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Real Estate Management & Development	1.6%

Multi-Utilities	1.6

Building Products	1.4

Health Care Equipment & Supplies	1.3

Food & Staples Retailing	1.2

Equity Real Estate Investment Trusts (REITs)	1.1

Life Sciences Tools & Services	1.0

Others (each less than 1.0%)	12.4

Short-Term Investments	2.3

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

MSCI EAFE E-Mini Index	11	12/2021	USD	1,287	26

SPI 200 Index	24	12/2021	AUD	3,317	(16)

					10

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Written Call Options Contracts as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	647	USD 151,109	USD 2,420.00	12/17/2021	(557)

Written Put Options Contracts as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	647	USD 151,109	USD 1,875.00	12/17/2021	(128)

Total Written Options Contracts (Premiums Received $2,404)						(685)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Australia — 5.7%

Aurizon Holdings Ltd.	1,597	4,073

Australia & New Zealand Banking Group Ltd.	767	16,321

BHP Group Ltd.	1,107	30,407

Commonwealth Bank of Australia (a)	267	21,142

CSL Ltd.	138	31,403

Dexus, REIT	1,841	15,105

Goodman Group, REIT	1,372	22,715

GPT Group (The), REIT	3,875	15,129

Insurance Australia Group Ltd.	1,268	4,595

Macquarie Group Ltd.	48	7,083

National Australia Bank Ltd.	539	11,722

Newcrest Mining Ltd.	225	4,213

Oil Search Ltd.	1,498	4,852

Rio Tinto Ltd.	498	34,131

Rio Tinto plc	251	15,645

Wesfarmers Ltd.	285	12,330

Westpac Banking Corp.	1,525	29,663

Woolworths Group Ltd.	235	6,782

		287,311

Austria — 0.2%

Erste Group Bank AG	278	11,928

Belgium — 0.6%

Anheuser-Busch InBev SA	73	4,486

KBC Group NV	269	25,040

		29,526

China — 0.6%

BOC Hong Kong Holdings Ltd.	3,040	9,632

Prosus NV *	231	20,315

		29,947

Denmark — 3.2%

Carlsberg A/S, Class B	186	30,661

Novo Nordisk A/S, Class B	864	94,794

Orsted A/S (a) (b)	198	27,911

Vestas Wind Systems A/S (a)	178	7,684

		161,050

Finland — 0.4%

Kone OYJ, Class B	120	8,216

Nokia OYJ *	1,660	9,527

		17,743

France — 10.9%

Air Liquide SA	266	44,332

Airbus SE *	122	15,657

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Alstom SA	398	14,171

AXA SA	251	7,316

BNP Paribas SA	750	50,185

Capgemini SE	197	46,032

Kering SA	33	24,575

L’Oreal SA	140	64,015

LVMH Moet Hennessy Louis Vuitton SE	109	85,784

Pernod Ricard SA	54	12,364

Safran SA	183	24,636

Sanofi	261	26,228

Societe Generale SA	469	15,669

TotalEnergies SE	735	36,818

Veolia Environnement SA (a)	1,343	43,868

Vinci SA	321	34,365

		546,015

Germany — 9.9%

adidas AG	117	38,309

Allianz SE (Registered)	246	57,076

BASF SE	132	9,521

Bayer AG (Registered)	254	14,306

Brenntag SE	121	11,489

Daimler AG (Registered)	59	5,880

Deutsche Boerse AG	27	4,447

Deutsche Post AG (Registered)	627	38,816

Deutsche Telekom AG (Registered)	2,010	37,381

Infineon Technologies AG	1,027	48,093

Merck KGaA	76	18,040

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	97	28,703

RWE AG	904	34,788

SAP SE	290	42,066

Siemens AG (Registered)	211	34,354

Volkswagen AG (Preference)	149	33,419

Vonovia SE	402	24,413

Zalando SE * (b)	135	12,768

		493,869

Hong Kong — 2.3%

AIA Group Ltd.	4,367	48,937

CK Asset Holdings Ltd.	998	6,163

CLP Holdings Ltd.	521	5,101

Hong Kong Exchanges & Clearing Ltd.	472	28,416

Link, REIT	528	4,680

Sun Hung Kai Properties Ltd.	391	5,177

Techtronic Industries Co. Ltd.	294	6,030

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — continued

Xinyi Glass Holdings Ltd.	3,727	10,502

		115,006

Ireland — 1.0%

CRH plc	492	23,561

Kingspan Group plc	119	13,525

Kingspan Group plc	101	11,648

		48,734

Italy — 0.8%

Enel SpA	1,793	15,013

FinecoBank Banca Fineco SpA * (a)	1,366	26,078

		41,091

Japan — 23.2%

AGC, Inc.	168	8,371

Asahi Group Holdings Ltd.	616	27,945

Asahi Kasei Corp.	1,892	19,880

Bridgestone Corp.	483	21,345

Central Japan Railway Co.	127	18,854

Daiichi Sankyo Co. Ltd.	549	13,860

Daikin Industries Ltd.	104	22,840

Daito Trust Construction Co. Ltd.	149	18,511

Daiwa House Industry Co. Ltd.	316	10,435

Dentsu Group, Inc.	627	22,928

Fast Retailing Co. Ltd.	9	5,974

Hitachi Ltd.	676	38,954

Honda Motor Co. Ltd.	758	22,419

Hoya Corp.	271	39,820

ITOCHU Corp.	666	19,006

Japan Airlines Co. Ltd. *	465	10,005

Kao Corp.	301	17,021

Keyence Corp.	79	47,625

Konami Holdings Corp.	300	16,520

Kubota Corp.	843	17,965

Kyowa Kirin Co. Ltd.	509	16,733

Mitsubishi Corp.	899	28,593

Mitsubishi Electric Corp.	614	8,242

Mitsubishi UFJ Financial Group, Inc.	1,748	9,584

Mitsui Fudosan Co. Ltd.	680	15,541

Murata Manufacturing Co. Ltd.	329	24,405

Nabtesco Corp.	58	1,882

Nidec Corp.	137	15,174

Nintendo Co. Ltd.	31	13,515

Nippon Express Co. Ltd.	211	13,226

Nippon Steel Corp.	263	4,615

Nippon Telegraph & Telephone Corp.	1,144	32,054

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nitori Holdings Co. Ltd.	105	19,234

Nomura Research Institute Ltd.	478	19,124

Ono Pharmaceutical Co. Ltd.	572	12,002

ORIX Corp.	1,020	20,266

Otsuka Corp.	423	20,821

Rakuten Group, Inc.	590	6,464

Recruit Holdings Co. Ltd.	602	40,018

Rohm Co. Ltd.	207	18,882

Ryohin Keikaku Co. Ltd.	598	11,788

Seven & i Holdings Co. Ltd.	364	15,295

Shimadzu Corp.	80	3,234

Shin-Etsu Chemical Co. Ltd.	171	30,424

Shionogi & Co. Ltd.	246	16,052

SoftBank Group Corp.	253	13,686

Sony Group Corp.	453	52,411

Sumitomo Electric Industries Ltd.	1,119	14,850

Sumitomo Metal Mining Co. Ltd.	516	20,009

Sumitomo Mitsui Financial Group, Inc.	916	29,721

Suzuki Motor Corp.	277	12,358

T&D Holdings, Inc.	985	12,636

Takeda Pharmaceutical Co. Ltd.	418	11,734

Terumo Corp.	370	16,318

Tokio Marine Holdings, Inc.	591	31,133

Tokyo Electron Ltd.	71	33,182

Toyota Motor Corp.	4,042	71,318

Yamato Holdings Co. Ltd.	145	3,569

		1,160,371

Luxembourg — 0.2%

ArcelorMittal SA	226	7,652

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	—	(d)

Netherlands — 6.8%

Adyen NV * (b)	7	20,768

Akzo Nobel NV	213	24,524

ASML Holding NV	155	126,083

Heineken NV	37	4,094

ING Groep NV	1,529	23,193

Koninklijke Ahold Delhaize NV	483	15,711

Koninklijke DSM NV	77	16,919

Koninklijke KPN NV	6,482	19,367

Koninklijke Philips NV	161	7,581

NN Group NV	515	27,505

Royal Dutch Shell plc, Class A	1,223	28,008

Royal Dutch Shell plc, Class B	526	12,082

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Wolters Kluwer NV	148	15,448

		341,283

Singapore — 1.0%

DBS Group Holdings Ltd.	1,322	30,901

Oversea-Chinese Banking Corp. Ltd.	1,593	13,924

United Overseas Bank Ltd.	221	4,399

		49,224

Spain — 2.9%

Banco Bilbao Vizcaya Argentaria SA	4,719	33,022

Banco Santander SA (a)	3,456	13,110

Endesa SA	1,026	23,672

Iberdrola SA	4,202	49,623

Industria de Diseno Textil SA (a)	635	23,019

		142,446

Sweden — 2.8%

Atlas Copco AB, Class A	477	30,745

Industrivarden AB, Class A (a)	44	1,442

Lundin Energy AB	464	18,320

SKF AB, Class B	967	22,466

Svenska Handelsbanken AB, Class A (a)	2,841	32,564

Volvo AB, Class B	1,434	33,434

		138,971

Switzerland — 10.5%

Adecco Group AG (Registered)	101	5,085

Cie Financiere Richemont SA (Registered)	84	10,381

Credit Suisse Group AG (Registered)	369	3,835

Givaudan SA (Registered)	6	30,237

Holcim Ltd. *	137	6,830

Lonza Group AG (Registered)	60	49,136

Nestle SA (Registered)	1,052	138,707

Novartis AG (Registered)	893	73,890

Roche Holding AG	293	113,380

SGS SA (Registered)	8	23,356

Sika AG (Registered)	42	14,291

UBS Group AG (Registered)	1,016	18,493

Zurich Insurance Group AG	82	36,505

		524,126

United Kingdom — 11.8%

3i Group plc	2,195	40,999

AstraZeneca plc	434	54,353

Barclays plc	8,891	24,534

Berkeley Group Holdings plc	394	23,476

BP plc	11,167	53,499

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

British American Tobacco plc	593	20,632

CK Hutchison Holdings Ltd.	788	5,281

DCC plc	116	9,696

Diageo plc	1,140	56,701

GlaxoSmithKline plc	412	8,552

HSBC Holdings plc	3,629	21,867

InterContinental Hotels Group plc *	404	28,267

Intertek Group plc	89	5,957

Lloyds Banking Group plc	55,530	38,004

London Stock Exchange Group plc	39	3,828

Prudential plc	1,150	23,478

Reckitt Benckiser Group plc	433	35,122

RELX plc	1,269	39,340

Standard Chartered plc	3,916	26,482

Taylor Wimpey plc	5,143	10,881

Tesco plc	6,652	24,560

Unilever plc	635	33,981

		589,490

United States — 2.4%

Ferguson plc	195	29,372

Schneider Electric SE	348	60,057

Stellantis NV	1,417	28,287

		117,716

Total Common Stocks (Cost $3,594,068)		4,853,499

Short-Term Investments — 3.7%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (e) (f) (Cost $93,239)	93,193	93,239

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (e) (f)	82,347	82,347

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	10,123	10,123

Total Investment of Cash Collateral from Securities Loaned (Cost $92,470)		92,470

Total Short-Term Investments (Cost $185,709)		185,709

Total Investments — 100.9% (Cost $3,779,777)		5,039,208
Liabilities in Excess of Other Assets — (0.9)%		(43,366)

NET ASSETS — 100.0%		4,995,842

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.3%

Pharmaceuticals	9.4

Insurance	5.5

Semiconductors & Semiconductor Equipment	4.5

Chemicals	3.8

Automobiles	3.4

Textiles, Apparel & Luxury Goods	3.2

Oil, Gas & Consumable Fuels	3.0

Food Products	2.7

Beverages	2.7

Machinery	2.7

Professional Services	2.6

Electric Utilities	2.4

Metals & Mining	2.3

Personal Products	2.3

Capital Markets	2.1

IT Services	2.1

Electrical Equipment	1.8

Diversified Telecommunication Services	1.8

Trading Companies & Distributors	1.8

Industrial Conglomerates	1.7

Household Durables	1.7

Real Estate Management & Development	1.6

Multi-Utilities	1.6

Electronic Equipment, Instruments & Components	1.5

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Building Products	1.3%

Health Care Equipment & Supplies	1.3

Food & Staples Retailing	1.2

Equity Real Estate Investment Trusts (REITs)	1.1

Life Sciences Tools & Services	1.0

Specialty Retail	1.0

Others (each less than 1.0%)	10.9

Short-Term Investments	3.7

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $86,810.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	302	12/2021	EUR	14,855	323

FTSE 100 Index	49	12/2021	GBP	4,852	175

SPI 200 Index	507	12/2021	AUD	70,071	(342)

					156

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 99.7%

Australia — 6.8%

Australia & New Zealand Banking Group Ltd.	177		3,770

BHP Group Ltd.	180		4,938

BlueScope Steel Ltd.	29		458

Fortescue Metals Group Ltd.	100		1,037

Harvey Norman Holdings Ltd.	141		529

JB Hi-Fi Ltd.	11		431

Metcash Ltd.	136		418

National Australia Bank Ltd.	200		4,340

Rio Tinto Ltd.	24		1,666

Rio Tinto plc	54		3,350

South32 Ltd.	291		785

Super Retail Group Ltd.	62		605

Westpac Banking Corp.	218		4,238

Worley Ltd.	40		329

			26,894

Austria — 1.7%

ANDRITZ AG	12		695

BAWAG Group AG (a)	14		901

Erste Group Bank AG	25		1,057

OMV AG	26		1,565

Raiffeisen Bank International AG	53		1,558

Telekom Austria AG *	59		508

Wienerberger AG	13		472

			6,756

Belgium — 1.0%

Ageas SA	18		899

Bekaert SA	19		831

bpost SA *	55		475

KBC Group NV	15		1,401

Telenet Group Holding NV	9		321

			3,927

China — 0.8%

BOC Hong Kong Holdings Ltd.	316		1,000

TI Fluid Systems plc (a)	262		949

Yangzijiang Shipbuilding Holdings Ltd.	1,260		1,329

			3,278

Denmark — 1.7%

AP Moller — Maersk A/S, Class B	—	(b)	777

H+H International A/S, Class B *	24		941

Jyske Bank A/S (Registered) *	11		537

Matas A/S	38		748

Solar A/S, Class B	9		1,025

Spar Nord Bank A/S	97		1,245

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Sydbank A/S	23	784

TCM Group A/S (a)	23	560

		6,617

Egypt — 0.2%

Energean plc *	74	908

Finland — 1.5%

Cargotec OYJ, Class B	12	629

Caverion OYJ	104	824

Kemira OYJ	29	439

Konecranes OYJ	13	554

Nordea Bank Abp	201	2,466

TietoEVRY OYJ	10	314

Valmet OYJ	18	737

		5,963

France — 10.3%

AXA SA	117	3,404

BNP Paribas SA	62	4,158

Carrefour SA	46	833

Cie de Saint-Gobain	28	1,932

Cie Plastic Omnium SA	12	339

CNP Assurances	73	1,826

Coface SA	41	591

Credit Agricole SA	91	1,376

Eutelsat Communications SA (c)	83	1,186

Faurecia SE	1	38

Faurecia SE	29	1,532

Fnac Darty SA	17	1,109

Gecina SA, REIT	10	1,352

Groupe Crit	8	648

IPSOS	18	847

Kaufman & Broad SA	8	334

Metropole Television SA	32	706

Publicis Groupe SA	20	1,347

Quadient SA	26	627

Renault SA *	18	663

Rexel SA *	32	638

Rothschild & Co.	28	1,238

SCOR SE	18	615

Societe Generale SA	76	2,539

Sopra Steria Group SACA	3	551

SPIE SA	25	615

Technip Energies NV *	79	1,210

Television Francaise 1	56	597

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

TotalEnergies SE	138	6,932

Valeo	38	1,107

		40,890

Germany — 9.7%

Allianz SE (Registered)	21	4,868

Aurubis AG	7	621

Bayerische Motoren Werke AG	18	1,862

Continental AG *	7	808

Covestro AG (a)	18	1,168

Daimler AG (Registered)	37	3,635

Deutsche Pfandbriefbank AG (a)	77	960

Deutsche Post AG (Registered)	60	3,711

Deutsche Telekom AG (Registered)	152	2,832

DWS Group GmbH & Co. KGaA (a)	10	425

Freenet AG	21	540

HeidelbergCement AG	12	912

HOCHTIEF AG	4	340

Hornbach Holding AG & Co. KGaA	10	1,273

JOST Werke AG (a)	12	724

Kloeckner & Co. SE *	71	953

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,988

ProSiebenSat.1 Media SE (c)	27	448

Schaeffler AG (Preference)	49	386

Siemens AG (Registered)	40	6,535

Talanx AG	10	468

Vitesco Technologies Group AG *	1	79

Volkswagen AG (Preference)	14	3,039

		38,575

Hong Kong — 1.5%

Haitong International Securities Group Ltd.	3,868	889

Hongkong Land Holdings Ltd.	288	1,588

Hysan Development Co. Ltd.	246	855

Kerry Properties Ltd.	236	666

Sun Hung Kai Properties Ltd.	106	1,399

VTech Holdings Ltd.	57	437

		5,834

Italy — 3.7%

Anima Holding SpA (a)	104	553

Assicurazioni Generali SpA	84	1,833

Azimut Holding SpA	22	625

Credito Emiliano SpA	68	518

Eni SpA	209	2,997

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued

Intesa Sanpaolo SpA	934	2,656

Mediobanca Banca di Credito Finanziario SpA *	73	875

Pirelli & C SpA (a)	196	1,205

Poste Italiane SpA (a)	50	711

UniCredit SpA	121	1,595

Unipol Gruppo SpA	214	1,231

		14,799

Japan — 21.4%

Acom Co. Ltd.	98	326

AGC, Inc.	26	1,300

Aiful Corp.	138	460

Aozora Bank Ltd.	23	515

Arcs Co. Ltd.	17	327

Bridgestone Corp.	36	1,571

Brother Industries Ltd.	40	768

Chiba Bank Ltd. (The)	98	609

Concordia Financial Group Ltd.	148	586

Cosmo Energy Holdings Co. Ltd.	58	1,184

Credit Saison Co. Ltd.	92	1,125

Dai-ichi Life Holdings, Inc.	102	2,152

Daiwa Securities Group, Inc.	125	702

Fuyo General Lease Co. Ltd.	16	1,040

Hachijuni Bank Ltd. (The)	96	320

Hitachi Ltd.	43	2,455

Honda Motor Co. Ltd.	105	3,112

Iida Group Holdings Co. Ltd.	22	533

Isuzu Motors Ltd.	115	1,546

ITOCHU Corp.	49	1,400

Japan Post Holdings Co. Ltd. *	108	832

Japan Post Insurance Co. Ltd.	74	1,199

Kamigumi Co. Ltd.	23	461

Kandenko Co. Ltd.	41	319

KDDI Corp.	105	3,208

Kinden Corp.	22	368

K’s Holdings Corp.	41	427

Kyudenko Corp.	14	441

Mitsubishi Chemical Holdings Corp.	137	1,136

Mitsubishi Corp.	68	2,146

Mitsubishi Gas Chemical Co., Inc.	22	433

Mitsubishi UFJ Financial Group, Inc.	731	4,009

Mitsui & Co. Ltd.	95	2,163

Mitsui Fudosan Co. Ltd.	74	1,699

Mixi, Inc.	19	433

Mizuho Financial Group, Inc.	178	2,347

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

MS&AD Insurance Group Holdings, Inc.	44	1,431

Nichias Corp.	14	345

Nichiha Corp.	10	285

Nippon Light Metal Holdings Co. Ltd.	21	353

Nippon Telegraph & Telephone Corp.	98	2,757

Nippon Television Holdings, Inc.	33	352

Nomura Holdings, Inc.	274	1,305

Nomura Real Estate Holdings, Inc.	48	1,160

ORIX Corp.	119	2,369

Rengo Co. Ltd.	36	275

Resona Holdings, Inc.	190	715

Sanwa Holdings Corp.	37	426

SBI Holdings, Inc.	23	604

Sekisui House Ltd.	64	1,322

Senko Group Holdings Co. Ltd.	43	382

Shizuoka Bank Ltd. (The)	91	731

SoftBank Corp.	211	2,876

Sojitz Corp.	71	1,164

Sompo Holdings, Inc.	23	1,010

Sony Group Corp.	4	440

Sumitomo Bakelite Co. Ltd.	11	481

Sumitomo Corp.	94	1,338

Sumitomo Forestry Co. Ltd.	30	563

Sumitomo Mitsui Financial Group, Inc.	93	3,015

Sumitomo Mitsui Trust Holdings, Inc.	50	1,651

T&D Holdings, Inc.	92	1,180

Teijin Ltd.	35	467

Tokyo Steel Manufacturing Co. Ltd.	53	592

Tokyo Tatemono Co. Ltd.	35	516

Tosoh Corp.	38	632

Toyota Motor Corp.	536	9,448

Toyota Tsusho Corp.	19	811

Ube Industries Ltd.	16	304

		84,952

Luxembourg — 0.4%

ArcelorMittal SA	38	1,293

RTL Group SA	7	430

		1,723

Malta — 0.2%

Kindred Group plc, SDR	57	808

Netherlands — 3.2%

ABN AMRO Bank NV, CVA (a)	103	1,516

Aegon NV	337	1,709

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASR Nederland NV	17	774

ING Groep NV	211	3,205

Koninklijke Ahold Delhaize NV	63	2,063

NN Group NV	26	1,406

PostNL NV	116	505

Randstad NV	13	906

Signify NV (a)	14	688

		12,772

Norway — 3.0%

Bank Norwegian ASA	68	837

DNB Bank ASA	70	1,663

Elkem ASA * (a)	230	913

Equinor ASA	101	2,569

Europris ASA (a)	59	438

Norsk Hydro ASA	170	1,248

Olav Thon Eiendomsselskap ASA	24	534

Selvaag Bolig ASA	95	586

SpareBank 1 Nord Norge	80	973

SpareBank 1 SMN	43	709

SpareBank 1 SR-Bank ASA	46	708

Storebrand ASA	60	639

		11,817

Portugal — 0.1%

Sonae SGPS SA	459	505

Russia — 0.3%

Evraz plc	113	961

Singapore — 1.1%

DBS Group Holdings Ltd.	32	736

Oversea-Chinese Banking Corp. Ltd.	207	1,808

StarHub Ltd.	378	348

United Overseas Bank Ltd.	68	1,346

		4,238

South Africa — 0.7%

Anglo American plc	76	2,897

Spain — 3.2%

Acerinox SA	41	564

ACS Actividades de Construccion y Servicios SA	30	790

Banco Bilbao Vizcaya Argentaria SA	415	2,901

Banco Santander SA (c)	944	3,580

CaixaBank SA	293	841

Indra Sistemas SA *	109	1,323

Mediaset Espana Comunicacion SA *	96	501

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Telefonica SA	386	1,677

Unicaja Banco SA (a)	541	578

		12,755

Sweden — 3.5%

Betsson AB, Class B *	51	356

Bilia AB, Class A	24	423

Boliden AB	25	888

Bonava AB, Class B	42	415

Dustin Group AB (a) (c)	67	824

Humana AB *	55	458

Industrivarden AB, Class A (c)	2	53

Intrum AB	24	674

Inwido AB	42	761

Lundin Energy AB	33	1,322

Mekonomen AB *	34	701

Nobia AB	51	314

Resurs Holding AB (a)	56	304

Securitas AB, Class B	60	995

Skandinaviska Enskilda Banken AB, Class A	125	1,955

Skanska AB, Class B	29	725

SSAB AB, Class B *	189	944

Svenska Handelsbanken AB, Class A	105	1,206

Volvo AB, Class B	14	335

		13,653

Switzerland — 6.3%

Adecco Group AG (Registered)	16	788

BKW AG	4	478

Holcim Ltd. *	36	1,797

Julius Baer Group Ltd.	15	1,111

Novartis AG (Registered)	108	8,971

Roche Holding AG	3	1,195

Swiss Life Holding AG (Registered)	3	1,387

Swisscom AG (Registered)	2	1,062

UBS Group AG (Registered)	237	4,314

Zurich Insurance Group AG	9	3,956

		25,059

Ukraine — 0.2%

Ferrexpo plc	157	672

United Kingdom — 16.8%

3i Group plc	59	1,106

Aviva plc	276	1,490

Barclays plc	1,089	3,004

Barratt Developments plc	139	1,264

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Bellway plc	9	400

Berkeley Group Holdings plc	10	603

BP plc	1,192	5,711

BT Group plc *	575	1,093

Centrica plc *	1,724	1,423

CK Hutchison Holdings Ltd.	276	1,850

Crest Nicholson Holdings plc	84	410

Currys plc	635	1,056

Drax Group plc	122	890

GlaxoSmithKline plc	278	5,780

Halfords Group plc	137	500

HSBC Holdings plc	1,071	6,453

Inchcape plc	43	489

Investec plc	278	1,264

ITV plc *	437	643

J Sainsbury plc	236	967

JET2 plc *	54	906

Just Group plc *	844	1,055

Keller Group plc	44	557

Kier Group plc *	253	370

Kingfisher plc	181	829

Land Securities Group plc, REIT	157	1,473

Legal & General Group plc	427	1,684

Lloyds Banking Group plc	4,177	2,858

M&G plc	303	829

Man Group plc	271	862

Marks & Spencer Group plc *	530	1,333

Mitie Group plc *	1,316	1,178

Morgan Sindall Group plc	20	610

NatWest Group plc	399	1,204

OSB Group plc	172	1,191

Paragon Banking Group plc	75	560

Premier Foods plc	451	678

Prudential plc	136	2,773

Rathbone Brothers plc	16	419

Reach plc	208	904

Redrow plc	48	422

Royal Mail plc	80	462

ScS Group plc	119	417

Serco Group plc	210	363

Standard Chartered plc	163	1,102

Taylor Wimpey plc	325	688

Tesco plc	599	2,210

Vesuvius plc	53	340

Vistry Group plc	30	495

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

WPP plc	106	1,533

		66,701

United States — 0.4%

Stellantis NV	62	1,241

Stellantis NV	22	441

		1,682

Total Common Stocks (Cost $336,207)		395,636

Short-Term Investments — 1.7%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $2,400)	2,399	2,400

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	3,199	3,199

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	945	945

Total Investment of Cash Collateral from Securities Loaned (Cost $4,144)		4,144

Total Short-Term Investments (Cost $6,544)		6,544

Total Investments — 101.4% (Cost $342,751)		402,180
Liabilities in Excess of Other Assets — (1.4)%		(5,481)

NET ASSETS — 100.0%		396,699

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	22.6%

Insurance	10.7

Automobiles	6.2

Metals & Mining	6.0

Oil, Gas & Consumable Fuels	5.8

Pharmaceuticals	4.0

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Capital Markets	3.8%

Trading Companies & Distributors	2.9

Industrial Conglomerates	2.7

Diversified Telecommunication Services	2.5

Media	2.4

Real Estate Management & Development	2.2

Household Durables	2.2

Specialty Retail	2.1

Auto Components	2.0

Food & Staples Retailing	1.8

Wireless Telecommunication Services	1.7

Chemicals	1.5

Machinery	1.3

Air Freight & Logistics	1.3

Building Products	1.3

Commercial Services & Supplies	1.2

Construction & Engineering	1.1

Diversified Financial Services	1.1

Construction Materials	1.0

Others (each less than 1.0%)	7.0

Short-Term Investments	1.6

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SGPS	Holding company
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $3,137.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	32	12/2021	EUR	1,574	53

FTSE 100 Index	3	12/2021	GBP	297	12

TOPIX Index	4	12/2021	JPY	705	(15)

					50

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,858,528		$3,725,364	$1,014,568		$4,743,698
Investments in affiliates, at value	24,800		3,718	46,060		123,785
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	247,926		25,352	7,173		124,466
Cash	192		1,970	248		68
Foreign currency, at value	8,797		4,270	1,255		191
Deposits at broker for futures contracts	—		—	2,324		—
Receivables:
Investment securities sold	84,761		20,724	10,106		—
Fund shares sold	16,371		64,888	258		5,427
Dividends from non-affiliates	5,827		3,095	268		4,047
Dividends from affiliates	2		1	1		4
Tax reclaims	263		52	3,318		7,097
Securities lending income (See Note 2.C.)	33		11	1		79
Variation margin on futures contracts	—		—	270		—

Total Assets	14,247,500		3,849,445	1,085,850		5,008,862

LIABILITIES:
Payables:
Investment securities purchased	17,588		12,839	3,098		—
Collateral received on securities loaned (See Note 2.C.)	247,926		25,352	7,173		124,466
Fund shares redeemed	55,099		3,452	174		36,222
Accrued liabilities:
Investment advisory fees	8,056		579	534		1,727
Administration fees	796		94	67		112
Distribution fees	206		—	26		107
Service fees	1,175		1	109		171
Custodian and accounting fees	1,182		571	49		150
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)	—
Deferred foreign capital gains tax	79,514		13,039	—		—
Other	174		130	102		190

Total Liabilities	411,716		56,057	11,332		163,145

Net Assets	$13,835,784		$3,793,388	$1,074,518		$4,845,717

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$8,959,177	$3,121,933	$997,796	$3,197,174
Total distributable earnings (loss)	4,876,607	671,455	76,722	1,648,543

Total Net Assets	$13,835,784	$3,793,388	$1,074,518	$4,845,717

Net Assets:
Class A	$702,288	$—	$88,315	$433,033
Class C	82,409	—	11,313	10,899
Class I	4,753,438	5,435	443,053	584,191
Class L	2,598,326	—	86,054	—
Class R2	585	—	—	24,598
Class R3	14,918	—	—	—
Class R4	3,810	—	—	—
Class R5	20,676	—	—	10,463
Class R6	5,659,334	3,787,953	445,783	3,782,533

Total	$13,835,784	$3,793,388	$1,074,518	$4,845,717

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,324	—	2,857	20,020
Class C	2,115	—	415	534
Class I	114,277	261	14,032	26,534
Class L	61,925	—	2,690	—
Class R2	14	—	—	1,154
Class R3	370	—	—	—
Class R4	92	—	—	—
Class R5	494	—	—	473
Class R6	134,918	182,384	13,993	171,184

Net Asset Value (a):
Class A — Redemption price per share	$40.54	$—	$30.91	$21.63
Class C — Offering price per share (b)	38.96	—	27.25	20.41
Class I — Offering and redemption price per share	41.60	20.87	31.57	22.02
Class L — Offering and redemption price per share	41.96	—	31.99	—
Class R2 — Offering and redemption price per share	39.99	—	—	21.31
Class R3 — Offering and redemption price per share	40.30	—	—	—
Class R4 — Offering and redemption price per share	41.45	—	—	—
Class R5 — Offering and redemption price per share	41.88	—	—	22.14
Class R6 — Offering and redemption price per share	41.95	20.77	31.86	22.10
Class A maximum sales charge	5.25%	—%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$42.79	$—	$32.62	$22.83

Cost of investments in non-affiliates	$9,311,380	$3,167,833	$884,488	$3,392,109
Cost of investments in affiliates	24,800	3,718	46,060	123,785
Cost of foreign currency	8,796	4,253	1,255	195
Investment securities on loan, at value (See Note 2.C.)	235,340	24,147	6,806	119,061
Cost of investment of cash collateral (See Note 2.C.)	247,926	25,352	7,173	124,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,866,466		$146,891		$4,853,499		$395,636
Investments in affiliates, at value	47,837		3,536		93,239		2,400
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	36,469		—		92,470		4,144
Options purchased, at value	—		971		—		—
Cash	75		851		189		76
Foreign currency, at value	735		—		—		92
Deposits at broker for futures contracts	—		607		7,912		184
Receivables:
Due from custodian	3,200		—		31,864		—
Investment securities sold	—		1,923		36,033		—
Fund shares sold	1,516		104		24,883		374
Dividends from non-affiliates	2,107		305		10,611		1,376
Dividends from affiliates	3		—	(a)	3		—	(a)
Tax reclaims	4,077		338		10,911		2,481
Securities lending income (See Note 2.C.)	90		—		63		5
Variation margin on futures contracts	—		—		—		18
Due from broker	—		—		5,623		—

Total Assets	3,962,575		155,526		5,167,300		406,786

LIABILITIES:
Payables:
Due to custodian	—		116		—		—
Foreign currency due to custodian, at value	—		572		3,259		—
Investment securities purchased	3,200		1,143		64,024		—
Collateral received on securities loaned (See Note 2.C.)	36,469		—		92,470		4,144
Fund shares redeemed	474		25		9,503		4,486
Variation margin on futures contracts	—		53		507		—
Outstanding options written, at fair value	—		685		—		—
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	—		—		—		923
Accrued liabilities:
Investment advisory fees	1,627		14		689		150
Administration fees	24		—		222		2
Distribution fees	85		1		10		43
Service fees	197		32		26		38
Custodian and accounting fees	144		27		173		35
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	67		82		575		266

Total Liabilities	42,287		2,750		171,458		10,087

Net Assets	$3,920,288		$152,776		$4,995,842		$396,699

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$3,008,130	$139,158	$3,949,948	$408,038
Total distributable earnings (loss)	912,158	13,618	1,045,894	(11,339)

Total Net Assets	$3,920,288	$152,776	$4,995,842	$396,699

Net Assets:
Class A	$337,503	$3,561	$46,779	$187,774
Class C	24,272	320	—	3,923
Class I	832,039	148,703	386,797	39,188
Class L	—	—	—	7,042
Class R2	2,078	—	—	514
Class R5	3,172	23	—	67
Class R6	2,721,224	169	4,562,266	158,191

Total	$3,920,288	$152,776	$4,995,842	$396,699

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,251	213	2,200	13,948
Class C	897	19	—	301
Class I	29,770	8,836	18,081	2,831
Class L	—	—	—	511
Class R2	76	—	—	39
Class R5	113	1	—	5
Class R6	97,252	10	213,929	11,542

Net Asset Value (a):
Class A — Redemption price per share	$27.55	$16.73	$21.26	$13.46
Class C — Offering price per share (b)	27.06	16.68	—	13.02
Class I — Offering and redemption price per share	27.95	16.83	21.39	13.84
Class L — Offering and redemption price per share	—	—	—	13.78
Class R2 — Offering and redemption price per share	27.25	—	—	13.22
Class R5 — Offering and redemption price per share	27.96	16.86	—	13.67
Class R6 — Offering and redemption price per share	27.98	16.88	21.33	13.71
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.08	$17.66	$22.44	$14.21

Cost of investments in non-affiliates	$2,892,698	$113,996	$3,594,068	$336,207
Cost of investments in affiliates	47,837	3,536	93,239	2,400
Cost of options purchased	—	2,614	—	—
Cost of foreign currency	735	—	2,317	92
Investment securities on loan, at value (See Note 2.C.)	35,662	—	86,810	3,137
Cost of investment of cash collateral (See Note 2.C.)	36,469	—	92,470	4,144
Premiums received from options written	—	2,404	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$2	$10	$4
Interest income from affiliates	— (a)	— (a)	—	2
Dividend income from non-affiliates	136,872	91,855	20,745	106,263
Dividend income from affiliates	106	33	11	54
Non-cash dividend income from non-affiliates (b)	6,210	—	—	6,454
Income from securities lending (net) (See Note 2.C.)	1,640	155	131	436
Foreign taxes withheld (net)	(14,816)	(8,841)	(1,966)	(8,507)
Foreign withholding tax claims (See Note 2.K.)	—	—	569	170

Total investment income	130,014	83,204	19,500	104,876

EXPENSES:
Investment advisory fees	97,958	8,972	4,561	21,273
Administration fees	9,764	2,691	570	3,191
Distribution fees:
Class A	1,837	—	216	952
Class C	689	—	93	82
Class R2	3	—	—	126
Class R3	30	—	—	—
Service fees:
Class A	1,837	—	216	952
Class C	230	—	31	27
Class I	12,690	9	559	1,217
Class L	2,583	—	77	—
Class R2	1	—	—	63
Class R3	30	—	—	—
Class R4	10	—	—	—
Class R5	55	—	—	10
Custodian and accounting fees	4,671	2,263	209	529
Interest expense to affiliates	8	38	8	12
Professional fees	181	127	150	125
Trustees’ and Chief Compliance Officer’s fees	61	34	27	35
Printing and mailing costs	1,011	31	12	129
Registration and filing fees	640	85	86	280
Transfer agency fees (See Note 2.I.)	373	24	36	115
Other	262	71	25	76

Total expenses	134,924	14,345	6,876	29,194

Less fees waived	(4,115)	(1,782)	(61)	(4,978)
Less expense reimbursements	(135)	(1)	—	(17)

Net expenses	130,674	12,562	6,815	24,199

Net investment income (loss)	(660)	70,642	12,685	80,677

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	571,768 (c)	184,953 (d)	62,870	336,528
Investments in affiliates	(43)	(7)	(2)	1
Futures contracts	—	(34)	2,401	(5,247)
Foreign currency transactions	(1,625)	(844)	(5)	843

Net realized gain (loss)	570,100	184,068	65,264	332,125

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	749,562 (e)	221,740 (f)	117,778	631,345
Investments in affiliates	30	1	— (a)	2
Futures contracts	—	—	1,351	—
Foreign currency translations	(9)	(3)	(97)	(414)

Change in net unrealized appreciation/depreciation	749,583	221,738	119,032	630,933

Net realized/unrealized gains (losses)	1,319,683	405,806	184,296	963,058

Change in net assets resulting from operations	$1,319,023	$476,448	$196,981	$1,043,735

(a)	Amount rounds to less than one thousand.
(b)	This is a result of a non-cash distribution from a non-affiliated investment. The Funds recorded the non-cash dividend income on the ex-dividend date.
(c)	Net of foreign capital gains tax of $(1,688).
(d)	Net of foreign capital gains tax of $(5,852).
(e)	Net of change in foreign capital gains tax of $(60,969).
(f)	Net of change in foreign capital gains tax of $(6,912).

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$13	$313
Interest income from affiliates	1	—	2	—	(a)
Dividend income from non-affiliates	80,733	3,680	150,414	15,821
Dividend income from affiliates	47	1	78	4
Non-cash dividend income from non-affiliates (b)	5,483	—	—	—
Income from securities lending (net) (See Note 2.C.)	212	—	1,218	91
Foreign taxes withheld (net)	(5,689)	(300)	(12,491)	(1,397)
Foreign withholding tax claims (See Note 2.K.)	83	—	1,257	2,020
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	—	—	—	(923)

Total investment income	80,872	3,381	140,491	15,929

EXPENSES:
Investment advisory fees	21,576	322	10,346	1,999
Administration fees	2,697	97	3,880	273
Distribution fees:
Class A	627	6	116	432
Class C	160	1	—	34
Class R2	10	—	—	3
Service fees:
Class A	627	6	116	432
Class C	53	— (a)	—	11
Class I	1,595	316	1,178	89
Class L	—	—	—	8
Class R2	5	—	—	1
Class R5	3	— (a)	—	—	(a)
Custodian and accounting fees	581	71	687	117
Interest expense to affiliates	13	2	21	2
Professional fees	133	78	268	113
Trustees’ and Chief Compliance Officer’s fees	34	25	37	26
Printing and mailing costs	119	8	185	11
Registration and filing fees	176	80	171	107
Transfer agency fees (See Note 2.I.)	77	— (a)	87	19
Other	57	15	178	25

Total expenses	28,543	1,027	17,270	3,702

Less fees waived	(6,207)	(246)	(3,745)	(795)
Less expense reimbursements	—	— (a)	—	—	(a)

Net expenses	22,336	781	13,525	2,907

Net investment income (loss)	58,536	2,600	126,966	13,022

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	78,363	3,806	247,453	3,944
Investments in affiliates	(12)	— (a)	51	—	(a)
Options purchased	—	(9,695)	—	—
Futures contracts	—	1,360	35,884	781
Foreign currency transactions	270	(51)	(231)	(380)
Forward foreign currency exchange contracts	(2,665)	—	—	—
Options written	—	(885)	—	—

Net realized gain (loss)	75,956	(5,465)	283,157	4,345

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	610,224	30,677	1,197,938	104,588
Investments in affiliates	4	—	(78)	—	(a)
Options purchased	—	(4,046)	—	—
Futures contracts	—	135	(734)	290
Foreign currency translations	(49)	(14)	(714)	(40)
Options written	—	(8)	—	—

Change in net unrealized appreciation/depreciation	610,179	26,744	1,196,412	104,838

Net realized/unrealized gains (losses)	686,135	21,279	1,479,569	109,183

Change in net assets resulting from operations	$744,671	$23,879	$1,606,535	$122,205

(a)	Amount rounds to less than one thousand.
(b)	This is a result of a non-cash distribution from a non-affiliated investment. The Funds recorded the non-cash dividend income on the ex-dividend date.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(660)	$20,921	$70,642	$48,936
Net realized gain (loss)	570,100	(21,492)	184,068	(115,392)
Change in net unrealized appreciation/depreciation	749,583	1,995,150	221,738	281,827

Change in net assets resulting from operations	1,319,023	1,994,579	476,448	215,371

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,084)	—	—
Class C	—	(79)	—	—
Class I	(4,875)	(15,303)	(1)	— (a)
Class L	(3,336)	(8,491)	—	—
Class R2	—	(1)	—	—
Class R3	—	(21)	—	—
Class R4	(1)	(11)	—	—
Class R5	(80)	(349)	—	—
Class R6	(10,851)	(29,101)	(50,836)	(24,046)

Total distributions to shareholders	(19,143)	(56,440)	(50,837)	(24,046)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,315,679	2,968,409	527,435	558,443

NET ASSETS:
Change in net assets	2,615,559	4,906,548	953,046	749,768
Beginning of period	11,220,225	6,313,677	2,840,342	2,090,574

End of period	$13,835,784	$11,220,225	$3,793,388	$2,840,342

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,685	$6,920	$80,677	$43,858
Net realized gain (loss)	65,264	(16,079)	332,125	(49,374)
Change in net unrealized appreciation/depreciation	119,032	(32,885)	630,933	(39,646)

Change in net assets resulting from operations	196,981	(42,044)	1,043,735	(45,162)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(839)	(2,780)	(3,040)	(9,505)
Class C	(80)	(497)	(42)	(344)
Class I	(772)	(2,605)	(4,786)	(6,207)
Class L	(920)	(2,069)	—	—
Class R2	—	—	(292)	(65)
Class R5	—	—	(99)	(124)
Class R6	(4,405)	(8,878)	(33,732)	(80,146)

Total distributions to shareholders	(7,016)	(16,829)	(41,991)	(96,391)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	445,725	(44,544)	913,051	75,469

NET ASSETS:
Change in net assets	635,690	(103,417)	1,914,795	(66,084)
Beginning of period	438,828	542,245	2,930,922	2,997,006

End of period	$1,074,518	$438,828	$4,845,717	$2,930,922

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,536	$34,949	$2,600	$2,110
Net realized gain (loss)	75,956	(143,255)	(5,465)	(16,164)
Change in net unrealized appreciation/depreciation	610,179	231,375	26,744	5,164

Change in net assets resulting from operations	744,671	123,069	23,879	(8,890)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,160)	(46)	(29)	(5)
Class C	(42)	—	(1)	(1)
Class I	(4,486)	(431)	(2,175)	(1,362)
Class R2	(9)	—	—	—
Class R5	(32)	(9)	(1)	— (a)
Class R6	(28,297)	(10,047)	(1)	(1)

Total distributions to shareholders	(34,026)	(10,533)	(2,207)	(1,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	407,973	89,493	(6,164)	87,285

NET ASSETS:
Change in net assets	1,118,618	202,029	15,508	77,026
Beginning of period	2,801,670	2,599,641	137,268	60,242

End of period	$3,920,288	$2,801,670	$152,776	$137,268

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$126,966	$115,593	$13,022	$9,086
Net realized gain (loss)	283,157	(384,441)	4,345	(39,947)
Change in net unrealized appreciation/depreciation	1,196,412	(159,055)	104,838	(40,074)

Change in net assets resulting from operations	1,606,535	(427,903)	122,205	(70,935)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(402)	(5,482)	(4,156)	(7,133)
Class C	—	—	(106)	(299)
Class I	(10,216)	(6,829)	(914)	(1,823)
Class L	—	—	(192)	(1,237)
Class R2	—	—	(11)	(21)
Class R5	—	—	(3)	(4)
Class R6	(95,880)	(143,050)	(3,877)	(5,532)

Total distributions to shareholders	(106,498)	(155,361)	(9,259)	(16,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,366,544)	611,139	15,889	(38,424)

NET ASSETS:
Change in net assets	133,493	27,875	128,835	(125,408)
Beginning of period	4,862,349	4,834,474	267,864	393,272

End of period	$4,995,842	$4,862,349	$396,699	$267,864

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$254,285	$396,625	$—	$—
Distributions reinvested	—	3,026	—	—
Cost of shares redeemed	(192,488)	(433,578)	—	—

Change in net assets resulting from Class A capital transactions	$61,797	$(33,927)	$—	$—

Class C
Proceeds from shares issued	$21,002	$25,207	$—	$—
Distributions reinvested	—	76	—	—
Cost of shares redeemed	(18,983)	(21,149)	—	—

Change in net assets resulting from Class C capital transactions	$2,019	$4,134	$—	$—

Class I
Proceeds from shares issued	$2,529,253	$2,957,574	$6,294	$32
Distributions reinvested	4,534	13,741	1	— (a)
Cost of shares redeemed	(2,287,926)	(1,376,247)	(466)	(6)

Change in net assets resulting from Class I capital transactions	$245,861	$1,595,068	$5,829	$26

Class L
Proceeds from shares issued	$1,202,345	$1,047,160	$—	$—
Distributions reinvested	3,299	8,347	—	—
Cost of shares redeemed	(693,103)	(412,630)	—	—

Change in net assets resulting from Class L capital transactions	$512,541	$642,877	$—	$—

Class R2
Proceeds from shares issued	$415	$281	$—	$—
Distributions reinvested	—	1	—	—
Cost of shares redeemed	(288)	(78)	—	—

Change in net assets resulting from Class R2 capital transactions	$127	$204	$—	$—

Class R3
Proceeds from shares issued	$13,765	$3,952	$—	$—
Distributions reinvested	—	21	—	—
Cost of shares redeemed	(5,183)	(1,457)	—	—

Change in net assets resulting from Class R3 capital transactions	$8,582	$2,516	$—	$—

Class R4
Proceeds from shares issued	$2,383	$2,143	$—	$—
Distributions reinvested	1	11	—	—
Cost of shares redeemed	(1,833)	(1,072)	—	—

Change in net assets resulting from Class R4 capital transactions	$551	$1,082	$—	$—

Class R5
Proceeds from shares issued	$18,329	$24,137	$—	$—
Distributions reinvested	79	349	—	—
Cost of shares redeemed	(63,474)	(18,654)	—	—

Change in net assets resulting from Class R5 capital transactions	$(45,066)	$5,832	$—	$—

Class R6
Proceeds from shares issued	$2,782,507	$2,138,500	$1,383,412	$1,073,935
Distributions reinvested	9,925	28,461	50,835	24,046
Cost of shares redeemed	(2,263,165)	(1,416,338)	(912,641)	(539,564)

Change in net assets resulting from Class R6 capital transactions	$529,267	$750,623	$521,606	$558,417

Total change in net assets resulting from capital transactions	$1,315,679	$2,968,409	$527,435	$558,443

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,043	12,772	—	—
Reinvested	—	95	—	—
Redeemed	(4,582)	(14,443)	—	—

Change in Class A Shares	1,461	(1,576)	—	—

Class C
Issued	523	824	—	—
Reinvested	—	2	—	—
Redeemed	(464)	(725)	—	—

Change in Class C Shares	59	101	—	—

Class I
Issued	58,966	95,381	281	2
Reinvested	106	423	— (a)	—	(a)
Redeemed	(52,366)	(44,282)	(22)	—	(a)

Change in Class I Shares	6,706	51,522	259	2

Class L
Issued	27,731	33,441	—	—
Reinvested	77	255	—	—
Redeemed	(15,762)	(13,684)	—	—

Change in Class L Shares	12,046	20,012	—	—

Class R2
Issued	10	8	—	—
Reinvested	—	— (a)	—	—
Redeemed	(7)	(2)	—	—

Change in Class R2 Shares	3	6	—	—

Class R3
Issued	334	133	—	—
Reinvested	—	1	—	—
Redeemed	(124)	(46)	—	—

Change in Class R3 Shares	210	88	—	—

Class R4
Issued	54	70	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(42)	(32)	—	—

Change in Class R4 Shares	12	38	—	—

Class R5
Issued	416	754	—	—
Reinvested	2	11	—	—
Redeemed	(1,466)	(575)	—	—

Change in Class R5 Shares	(1,048)	190	—	—

Class R6
Issued	63,838	67,487	64,804	63,278
Reinvested	232	871	2,474	1,356
Redeemed	(51,699)	(43,707)	(42,567)	(31,422)

Change in Class R6 Shares	12,371	24,651	24,711	33,212

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,061	$3,883	$128,373	$169,254
Distributions reinvested	805	2,695	3,017	9,447
Cost of shares redeemed	(15,952)	(24,956)	(50,637)	(221,474)

Change in net assets resulting from Class A capital transactions	$(9,086)	$(18,378)	$80,753	$(42,773)

Class C
Proceeds from shares issued	$543	$157	$2,112	$1,292
Distributions reinvested	79	476	42	324
Cost of shares redeemed	(4,769)	(7,338)	(3,467)	(6,218)

Change in net assets resulting from Class C capital transactions	$(4,147)	$(6,705)	$(1,313)	$(4,602)

Class I
Proceeds from shares issued	$412,233	$5,175	$217,953	$268,211
Distributions reinvested	721	2,443	4,774	6,146
Cost of shares redeemed	(48,189)	(31,660)	(91,184)	(119,723)

Change in net assets resulting from Class I capital transactions	$364,765	$(24,042)	$131,543	$154,634

Class L
Proceeds from shares issued	$11,606	$11,572	$—	$—
Distributions reinvested	917	2,057	—	—
Cost of shares redeemed	(6,155)	(16,771)	—	—

Change in net assets resulting from Class L capital transactions	$6,368	$(3,142)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$5,946	$21,952
Distributions reinvested	—	—	289	59
Cost of shares redeemed	—	—	(9,508)	(1,444)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(3,273)	$20,567

Class R5
Proceeds from shares issued	$—	$—	$4,537	$5,313
Distributions reinvested	—	—	95	123
Cost of shares redeemed	—	—	(3,471)	(1,904)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1,161	$3,532

Class R6
Proceeds from shares issued	$135,760	$7,681	$1,637,397	$357,449
Distributions reinvested	4,405	8,878	33,605	80,145
Cost of shares redeemed	(52,340)	(8,836)	(966,822)	(493,483)

Change in net assets resulting from Class R6 capital transactions	$87,825	$7,723	$704,180	$(55,889)

Total change in net assets resulting from capital transactions	$445,725	$(44,544)	$913,051	$75,469

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	204	171	6,338	10,373
Reinvested	31	110	155	541
Redeemed	(561)	(1,151)	(2,491)	(13,903)

Change in Class A Shares	(326)	(870)	4,002	(2,989)

Class C
Issued	21	8	108	87
Reinvested	3	22	2	20
Redeemed	(189)	(372)	(179)	(397)

Change in Class C Shares	(165)	(342)	(69)	(290)

Class I
Issued	13,177	220	10,466	16,370
Reinvested	27	97	242	346
Redeemed	(1,563)	(1,425)	(4,423)	(7,334)

Change in Class I Shares	11,641	(1,108)	6,285	9,382

Class L
Issued	384	539	—	—
Reinvested	34	81	—	—
Redeemed	(212)	(758)	—	—

Change in Class L Shares	206	(138)	—	—

Class R2
Issued	—	—	296	1,274
Reinvested	—	—	15	3
Redeemed	—	—	(468)	(88)

Change in Class R2 Shares	—	—	(157)	1,189

Class R5
Issued	—	—	219	306
Reinvested	—	—	5	7
Redeemed	—	—	(165)	(114)

Change in Class R5 Shares	—	—	59	199

Class R6
Issued	4,263	382	79,648	21,701
Reinvested	163	352	1,702	4,510
Redeemed	(1,668)	(394)	(46,388)	(29,522)

Change in Class R6 Shares	2,758	340	34,962	(3,311)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$195,801	$45,058	$3,079	$1,699
Distributions reinvested	1,132	45	29	5
Cost of shares redeemed	(32,379)	(28,905)	(1,473)	(397)

Change in net assets resulting from Class A capital transactions	$164,554	$16,198	$1,635	$1,307

Class C
Proceeds from shares issued	$8,415	$2,592	$184	$7
Distributions reinvested	42	—	1	1
Cost of shares redeemed	(3,542)	(5,887)	(7)	(1)

Change in net assets resulting from Class C capital transactions	$4,915	$(3,295)	$178	$7

Class I
Proceeds from shares issued	$534,780	$291,678	$57,032	$109,266
Distributions reinvested	4,249	415	2,032	1,362
Cost of shares redeemed	(182,797)	(100,152)	(67,180)	(24,658)

Change in net assets resulting from Class I capital transactions	$356,232	$191,941	$(8,116)	$85,970

Class R2
Proceeds from shares issued	$947	$851	$—	$—
Distributions reinvested	9	—	—	—
Cost of shares redeemed	(716)	(499)	—	—

Change in net assets resulting from Class R2 capital transactions	$240	$352	$—	$—

Class R5
Proceeds from shares issued	$424	$506	$—	$—	(a)
Distributions reinvested	32	9	— (a)	—	(a)
Cost of shares redeemed	(749)	(962)	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$(293)	$(447)	$— (a)	$—	(a)

Class R6
Proceeds from shares issued	$452,976	$289,243	$151	$—	(a)
Distributions reinvested	28,297	10,047	1	1
Cost of shares redeemed	(598,948)	(414,546)	(13)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$(117,675)	$(115,256)	$139	$1

Total change in net assets resulting from capital transactions	$407,973	$89,493	$(6,164)	$87,285

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021		Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	7,283	2,122	192		117
Reinvested	45	2	2		—	(a)
Redeemed	(1,217)	(1,405)	(92)		(27)

Change in Class A Shares	6,111	719	102		90

Class C
Issued	316	121	11		—	(a)
Reinvested	2	—	—	(a)	—	(a)
Redeemed	(134)	(292)	—	(a)	—	(a)

Change in Class C Shares	184	(171)	11		—	(a)

Class I
Issued	19,663	13,175	3,560		7,402
Reinvested	165	18	135		86
Redeemed	(6,676)	(4,869)	(4,418)		(1,758)

Change in Class I Shares	13,152	8,324	(723)		5,730

Class R2
Issued	36	42	—		—
Reinvested	— (a)	—	—		—
Redeemed	(26)	(26)	—		—

Change in Class R2 Shares	10	16	—		—

Class R5
Issued	15	23	—		—
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(27)	(44)	—		—

Change in Class R5 Shares	(11)	(20)	—	(a)	—	(a)

Class R6
Issued	16,687	13,486	9		—
Reinvested	1,099	444	—	(a)	1
Redeemed	(22,086)	(18,953)	(1)		—

Change in Class R6 Shares	(4,300)	(5,023)	8		1

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,989	$204,761	$39,262	$21,982
Distributions reinvested	389	5,420	4,095	7,043
Cost of shares redeemed	(22,274)	(359,092)	(34,717)	(43,855)

Change in net assets resulting from Class A capital transactions	$(19,896)	$(148,911)	$8,640	$(14,830)

Class C
Proceeds from shares issued	$—	$—	$165	$250
Distributions reinvested	—	—	104	270
Cost of shares redeemed	—	—	(2,175)	(3,916)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,906)	$(3,396)

Class I
Proceeds from shares issued	$105,581	$542,183	$12,348	$5,772
Distributions reinvested	10,212	6,822	829	1,679
Cost of shares redeemed	(342,012)	(236,810)	(11,848)	(15,094)

Change in net assets resulting from Class I capital transactions	$(226,219)	$312,195	$1,329	$(7,643)

Class L
Proceeds from shares issued	$—	$—	$2,881	$1,161
Distributions reinvested	—	—	179	569
Cost of shares redeemed	—	—	(3,956)	(20,800)

Change in net assets resulting from Class L capital transactions	$—	$—	$(896)	$(19,070)

Class R2
Proceeds from shares issued	$—	$—	$175	$151
Distributions reinvested	—	—	11	17
Cost of shares redeemed	—	—	(252)	(319)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(66)	$(151)

Class R5
Proceeds from shares issued	$—	$—	$21	$42
Distributions reinvested	—	—	3	4
Cost of shares redeemed	—	—	(64)	(36)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(40)	$10

Class R6
Proceeds from shares issued	$359,932	$899,967	$52,793	$45,862
Distributions reinvested	95,880	143,050	3,621	5,075
Cost of shares redeemed	(1,576,241)	(595,162)	(47,586)	(44,281)

Change in net assets resulting from Class R6 capital transactions	$(1,120,429)	$447,855	$8,828	$6,656

Total change in net assets resulting from capital transactions	$(1,366,544)	$611,139	$15,889	$(38,424)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	100	13,389	3,054	2,106
Reinvested	21	298	356	572
Redeemed	(1,211)	(22,291)	(2,757)	(4,229)

Change in Class A Shares	(1,090)	(8,604)	653	(1,551)

Class C
Issued	—	—	12	24
Reinvested	—	—	10	23
Redeemed	—	—	(181)	(379)

Change in Class C Shares	—	—	(159)	(332)

Class I
Issued	5,301	33,409	923	509
Reinvested	540	371	70	133
Redeemed	(17,195)	(14,565)	(921)	(1,512)

Change in Class I Shares	(11,354)	19,215	72	(870)

Class L
Issued	—	—	219	105
Reinvested	—	—	15	46
Redeemed	—	—	(301)	(2,000)

Change in Class L Shares	—	—	(67)	(1,849)

Class R2
Issued	—	—	14	15
Reinvested	—	—	1	1
Redeemed	—	—	(20)	(32)

Change in Class R2 Shares	—	—	(5)	(16)

Class R5
Issued	—	—	2	5
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(4)

Change in Class R5 Shares	—	—	(3)	1

Class R6
Issued	17,749	53,807	4,060	4,448
Reinvested	5,089	7,817	310	407
Redeemed	(80,049)	(35,464)	(3,744)	(4,069)

Change in Class R6 Shares	(57,211)	26,160	626	786

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2021	$36.44	$(0.14)	$4.24	$4.10	$—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)

Class C
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)

Class I
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)

Class L
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)

Class R2
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)

Class R6
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$40.54	11.25%	$702,288	1.24%	(0.33)%	1.30%	25%
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22

38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22

41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22

41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22

39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22

41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2021	$18.11	$0.51	$2.56	$3.07	$(0.31)	$—	$(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$20.87	16.95%	$5,435	0.45%		2.36%		0.69%		53%
18.11	8.15	33	0.45		1.98		1.39		47
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

20.77	17.09	3,787,953	0.35		1.97		0.40		53
18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2021	$21.64	$0.40	(f)	$9.14	$9.54	$(0.27)
Year Ended October 31, 2020	24.25	0.25		(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61		1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42		(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37		5.15	5.52	(0.42)

Class C
Year Ended October 31, 2021	19.10	0.22	(f)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12		(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44		1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25		(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23		4.58	4.81	(0.33)

Class I
Year Ended October 31, 2021	22.10	0.47	(f)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31		(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67		1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49		(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46		5.25	5.71	(0.48)

Class L
Year Ended October 31, 2021	22.38	0.54	(f)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35		(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65		1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51		(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52		5.27	5.79	(0.55)

Class R6
Year Ended October 31, 2021	22.29	0.55	(f)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37		(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75		1.19	1.94	(0.68)
October 1, 2018 (g) through October 31, 2018	26.32	0.01		(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$30.91	44.30%	$88,315	1.24%	1.37	%(f)	1.26%	92%
21.64	(8.21)	68,882	1.24	1.09		1.28	159
24.25	8.14	98,294	1.24	2.67		1.31	83
23.01	(13.72)	124,681	1.24	1.58		1.29	149
27.04	25.65	165,020	1.36	1.52		1.36	189

27.25	43.56	11,313	1.74	0.86	(f)	1.77	92
19.10	(8.68)	11,082	1.74	0.59		1.77	159
21.47	7.64	19,798	1.74	2.15		1.80	83
20.39	(14.18)	31,125	1.74	1.08		1.79	149
24.00	25.02	46,615	1.85	1.07		1.86	189

31.57	44.61	443,053	0.98	1.52	(f)	0.99	92
22.10	(7.98)	52,841	0.99	1.33		1.01	159
24.75	8.44	86,582	0.99	2.86		1.05	83
23.48	(13.53)	139,858	0.99	1.84		1.04	149
27.60	26.06	187,678	1.06	1.85		1.07	189

31.99	44.88	86,054	0.84	1.78	(f)	0.85	92
22.38	(7.86)	55,597	0.85	1.49		0.86	159
25.05	8.49	65,686	0.89	2.77		0.90	83
23.70	(13.41)	389,665	0.88	1.88		0.89	149
27.85	26.22	578,183	0.90	2.07		0.91	189

31.86	45.01	445,783	0.74	1.83	(f)	0.75	92
22.29	(7.79)	250,426	0.75	1.61		0.76	159
24.96	8.65	271,885	0.79	3.17		0.79	83
23.70	(9.95)	18	0.82	0.67		0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2021	$16.47	$0.30	(d)	$5.04	$5.34	$(0.18)	$—	$(0.18)
Year Ended October 31, 2020	17.27	0.19		(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33		1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33		(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)	—	(0.04)

Class C
Year Ended October 31, 2021	15.53	0.18	(d)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09		(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23		1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25		(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)	—	(0.01)

Class I
Year Ended October 31, 2021	16.76	0.36	(d)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21		(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36		1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41		(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)	—	(0.06)

Class R2
Year Ended October 31, 2021	16.31	0.23	(d)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13		(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28		1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29		(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)	—	(0.02)

Class R5
Year Ended October 31, 2021	16.85	0.39	(d)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24		(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38		1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41		(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)	—	(0.07)

Class R6
Year Ended October 31, 2021	16.81	0.42	(d)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26		(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40		1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43		(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)	—	(0.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$21.63	32.56%	$433,033	0.95%	1.47	%(d)	1.11%	35%
16.47	(1.88)	263,791	0.95	1.17		1.12	28
17.27	14.93	328,312	0.95	2.03		1.22	25
15.56	(11.42)	240,394	0.95	1.88		1.32	33
17.81	25.43	302,130	1.23	1.39		1.35	17

20.41	31.94	10,899	1.45	0.91	(d)	1.62	35
15.53	(2.38)	9,358	1.45	0.61		1.62	28
16.29	14.39	14,549	1.45	1.51		1.74	25
14.68	(11.89)	18,899	1.45	1.48		1.83	33
16.83	24.79	24,281	1.74	0.83		1.88	17

22.02	32.94	584,191	0.70	1.71	(d)	0.86	35
16.76	(1.64)	339,416	0.70	1.26		0.86	28
17.56	15.20	190,885	0.70	2.22		0.96	25
15.82	(11.20)	179,831	0.70	2.30		1.06	33
18.09	25.69	139,715	0.99	1.59		1.10	17

21.31	32.18	24,598	1.25	1.13	(d)	1.47	35
16.31	(2.21)	21,379	1.25	0.79		1.37	28
17.14	14.58	2,099	1.25	1.75		1.57	25
15.44	(11.68)	1,833	1.25	1.64		1.60	33
17.70	25.12	2,096	1.49	1.07		1.71	17

22.14	33.04	10,463	0.60	1.85	(d)	0.71	35
16.85	(1.52)	6,970	0.60	1.41		0.72	28
17.60	15.38	3,778	0.60	2.31		0.83	25
15.85	(11.16)	19,516	0.60	2.31		0.91	33
18.13	25.88	21,891	0.84	1.36		0.93	17

22.10	33.20	3,782,533	0.50	1.98	(d)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56		0.61	28
17.61	15.50	2,457,383	0.50	2.46		0.72	25
15.86	(11.04)	3,808,621	0.50	2.42		0.81	33
18.13	26.04	3,516,978	0.74	1.84		0.81	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2021	$22.07	$0.35	(d)	$5.32	$5.67	$(0.19)
Year Ended October 31, 2020	21.15	0.18		0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)

Class C
Year Ended October 31, 2021	21.68	0.20	(d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)

Class I
Year Ended October 31, 2021	22.39	0.42	(d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)

Class R2
Year Ended October 31, 2021	21.85	0.27	(d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)

Class R5
Year Ended October 31, 2021	22.38	0.44	(d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)

Class R6
Year Ended October 31, 2021	22.40	0.46	(d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$27.55	25.74%	$337,503	1.00%	1.31	%(d)	1.21%	32%
22.07	4.39	135,527	1.00	0.86		1.22	38
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38

27.06	25.11	24,272	1.50	0.77	(d)	1.72	32
21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38

27.95	26.04	832,039	0.75	1.54	(d)	0.96	32
22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38

27.25	25.35	2,078	1.30	1.00	(d)	1.48	32
21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38

27.96	26.19	3,172	0.65	1.61	(d)	0.87	32
22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38

27.98	26.28	2,721,224	0.55	1.68	(d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2021	$14.12	$0.30	$2.58	$2.88	$(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$16.73	20.60%	$3,561	0.85%		1.85%		1.05%		50%
14.12	(8.02)	1,573	0.85		1.84		1.30		85
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

16.68	19.97	320	1.35		1.35		1.55		50
14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

16.83	20.90	148,703	0.60		2.02		0.79		50
14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

16.86	21.10	23	0.45		2.19		0.71		50
14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

16.88	21.19	169	0.35		2.42		0.58		50
14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2021	$15.84	$0.43	(f)	$5.16	$5.59	$(0.17)	$—	$(0.17)
Year Ended October 31, 2020	17.93	0.36		(1.96)	(1.60)	(0.49)	—	(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)

Class I
Year Ended October 31, 2021	16.05	0.47	(f)	5.23	5.70	(0.36)	—	(0.36)
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)

Class R6
Year Ended October 31, 2021	16.00	0.49	(f)	5.21	5.70	(0.37)	—	(0.37)
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share for each share class would have remained the same and the net investment income (loss) ratios would have been 2.13%, 2.33%, and 2.44% for Class A, Class I and Class R6, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.26	35.44%	$46,779	0.60%	2.15	%(f)	0.88%	20%
15.84	(9.26)	52,118	0.60	2.21		0.83	52
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33

21.39	35.78	386,797	0.35	2.35	(f)	0.56	20
16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33

21.33	35.93	4,562,266	0.25	2.46	(f)	0.31	20
16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2021	$9.46	$0.43	(d)	$3.89	$4.32	$(0.32)
Year Ended October 31, 2020	12.22	0.28		(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44		(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)

Class C
Year Ended October 31, 2021	9.14	0.33	(d)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21		(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)

Class I
Year Ended October 31, 2021	9.72	0.47	(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31		(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)

Class L
Year Ended October 31, 2021	9.66	0.47	(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30		(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)

Class R2
Year Ended October 31, 2021	9.29	0.39	(d)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24		(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)

Class R5
Year Ended October 31, 2021	9.60	0.41	(d)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33		(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)

Class R6
Year Ended October 31, 2021	9.62	0.49	(d)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34		(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6, respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$13.46	46.20%	$187,774	1.00%	3.39	%(d)	1.24%	33%
9.46	(19.51)	125,744	1.00	2.66		1.26	59
12.22	2.30	181,458	1.00	3.69		1.28	61
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31

13.02	45.54	3,923	1.50	2.70	(d)	1.77	33
9.14	(19.94)	4,202	1.50	2.07		1.78	59
11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31

13.84	46.51	39,188	0.75	3.58	(d)	0.99	33
9.72	(19.31)	26,805	0.75	2.88		1.02	59
12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31

13.78	46.77	7,042	0.66	3.66	(d)	0.84	33
9.66	(19.25)	5,585	0.65	2.72		0.85	59
12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31

13.22	45.84	514	1.30	3.14	(d)	1.59	33
9.29	(19.74)	412	1.30	2.27		1.61	59
11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31

13.67	46.74	67	0.65	3.24	(d)	0.85	33
9.60	(19.26)	77	0.65	3.13		0.86	59
12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31

13.71	46.99	158,191	0.55	3.83	(d)	0.73	33
9.62	(19.22)	105,039	0.55	3.18		0.76	59
12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Class A Shares of International Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectuses.

Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$378,577	$—	$—	$378,577
Brazil	338,624	—	—	338,624
China	457,477	4,755,340	—	5,212,817
Hong Kong	—	711,639	—	711,639
India	269,806	2,046,078	—	2,315,884
Indonesia	—	399,632	—	399,632
Macau	—	60,144	—	60,144
Mexico	182,730	—	—	182,730
Panama	65,024	—	—	65,024
Poland	117,404	—	—	117,404
Portugal	97,192	—	—	97,192
Russia	188,748	—	—	188,748
South Africa	132,741	—	—	132,741
South Korea	—	1,086,746	—	1,086,746
Taiwan	1,477,761	186,662	—	1,664,423
Turkey	57,773	—	—	57,773
United Kingdom	—	179,764	—	179,764
United States	594,223	74,443	—	668,666

Total Common Stocks	4,358,080	9,500,448	—	13,858,528

Short-Term Investments
Investment Companies	24,800	—	—	24,800
Investment of Cash Collateral from Securities Loaned	247,926	—	—	247,926

Total Short-Term Investments	272,726	—	—	272,726

Total Investments in Securities	$4,630,806	$9,500,448	$—	$14,131,254

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,341	$—	$—	$5,341
Brazil	145,393	—	—	145,393
Chile	11,788	—	—	11,788
China	142,606	1,163,537	—	1,306,143
Colombia	7,536	—	—	7,536
Greece	—	15,205	—	15,205
Hong Kong	—	9,276	—	9,276
Hungary	3,407	12,949	—	16,356
India	55,790	373,541	—	429,331
Indonesia	—	60,646	—	60,646
Malaysia	26,308	10,776	—	37,084
Mexico	109,622	—	—	109,622
Peru	11,190	—	—	11,190
Philippines	14,916	—	—	14,916
Poland	14,858	11,367	—	26,225
Qatar	11,870	—	—	11,870

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Russia	$62,318	$110,292	$—	$172,610
Saudi Arabia	75,675	23,602	—	99,277
Singapore	—	3,275	—	3,275
South Africa	67,193	57,390	—	124,583
South Korea	—	478,981	—	478,981
Taiwan	43,615	490,629	—	534,244
Thailand	62,552	6,585	—	69,137
Turkey	17,877	—	—	17,877
United Arab Emirates	—	5,099	—	5,099
United States	—	2,359	—	2,359

Total Common Stocks	889,855	2,835,509	—	3,725,364

Short-Term Investments
Investment Companies	3,718	—	—	3,718
Investment of Cash Collateral from Securities Loaned	25,352	—	—	25,352

Total Short-Term Investments	29,070	—	—	29,070

Total Investments in Securities	$918,925	$2,835,509	$—	$3,754,434

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,312	$—	$10,312
Austria	—	20,881	—	20,881
Belgium	5,183	8,070	—	13,253
Denmark	—	57,156	—	57,156
Finland	—	47,444	—	47,444
France	—	139,829	—	139,829
Germany	—	155,767	—	155,767
Ireland	5,441	17,101	—	22,542
Italy	—	12,503	—	12,503
Luxembourg	—	10,870	—	10,870
Netherlands	—	79,257	—	79,257
Norway	—	7,627	—	7,627
Spain	13,935	10,263	—	24,198
Sweden	—	9,833	—	9,833
Switzerland	—	171,416	—	171,416
United Kingdom	16,530	185,145	—	201,675
United States	—	30,005	—	30,005

Total Common Stocks	41,089	973,479	—	1,014,568

Short-Term Investments
Investment Companies	46,060	—	—	46,060
Investment of Cash Collateral from Securities Loaned	7,173	—	—	7,173

Total Short-Term Investments	53,233	—	—	53,233

Total Investments in Securities	$94,322	$973,479	$—	$1,067,801

Appreciation in Other Financial Instruments
Futures Contracts	$1,351	$—	$—	$1,351

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$115,935	$—	$115,935
Austria	—	46,344	—	46,344
Belgium	—	70,975	—	70,975
China	—	33,773	—	33,773
Denmark	—	261,150	—	261,150
Finland	—	42,380	—	42,380
France	—	755,374	—	755,374
Germany	—	360,997	—	360,997
Hong Kong	—	148,610	—	148,610
India	40,502	—	—	40,502
Japan	—	850,440	—	850,440
Netherlands	—	272,597	—	272,597
Singapore	—	77,988	—	77,988
South Africa	—	53,968	—	53,968
South Korea	—	103,801	—	103,801
Spain	56,575	83,683	—	140,258
Sweden	—	234,591	—	234,591
Switzerland	—	343,615	—	343,615
Taiwan	96,382	—	—	96,382
United Kingdom	—	535,165	—	535,165
United States	—	158,853	—	158,853

Total Common Stocks	193,459	4,550,239	—	4,743,698

Short-Term Investments
Investment Companies	123,785	—	—	123,785
Investment of Cash Collateral from Securities Loaned	124,466	—	—	124,466

Total Short-Term Investments	248,251	—	—	248,251

Total Investments in Securities	$441,710	$4,550,239	$—	$4,991,949

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$86,419	$—	$86,419
Belgium	—	94,747	—	94,747
Canada	197,460	—	—	197,460
China	—	228,987	—	228,987
Denmark	—	167,565	—	167,565
Finland	—	54,877	—	54,877
France	—	350,893	—	350,893
Germany	—	214,153	—	214,153
Hong Kong	—	204,101	—	204,101
India	122,321	—	—	122,321
Indonesia	—	78,189	—	78,189
Japan	—	271,010	—	271,010
Netherlands	—	141,389	—	141,389
Russia	57,160	—	—	57,160
Singapore	—	61,705	—	61,705

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Focus Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$82,613	$—	$82,613
South Korea	—	199,509	—	199,509
Spain	67,172	—	—	67,172
Sweden	—	136,650	—	136,650
Switzerland	—	275,218	—	275,218
Taiwan	197,874	—	—	197,874
United Kingdom	—	402,051	—	402,051
United States	—	174,403	—	174,403

Total Common Stocks	641,987	3,224,479	—	3,866,466

Short-Term Investments
Investment Companies	47,837	—	—	47,837
Investment of Cash Collateral from Securities Loaned	36,469	—	—	36,469

Total Short-Term Investments	84,306	—	—	84,306

Total Investments in Securities	$726,293	$3,224,479	$—	$3,950,772

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,534	$—	$8,534
Austria	—	391	—	391
Belgium	—	915	—	915
China	—	904	—	904
Denmark	—	4,888	—	4,888
Finland	—	528	—	528
France	—	16,425	—	16,425
Germany	—	14,980	—	14,980
Hong Kong	—	3,626	—	3,626
Ireland	—	1,446	—	1,446
Italy	—	1,180	—	1,180
Japan	—	35,280	—	35,280
Luxembourg	—	204	—	204
Netherlands	—	10,308	—	10,308
Singapore	—	1,463	—	1,463
Spain	1,559	2,833	—	4,392
Sweden	—	4,080	—	4,080
Switzerland	—	15,943	—	15,943
United Kingdom	1,004	16,797	—	17,801
United States	—	3,603	—	3,603

Total Common Stocks	2,563	144,328	—	146,891

Options Purchased
Put Options Purchased	$971	$—	$—	$971
Short-Term Investments
Investment Companies	3,536	—	—	3,536

Total Investments in Securities	$7,070	$144,328	$—	$151,398

Appreciation in Other Financial Instruments
Futures Contracts	$26	$—	$—	$26

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Hedged Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)
Options Written
Call Options Written	(557)	—	—	(557)
Put Options Written	(128)	—	—	(128)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(675)	$—	$—	$(675)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$287,311	$—		$287,311
Austria	—	11,928	—		11,928
Belgium	—	29,526	—		29,526
China	—	29,947	—		29,947
Denmark	—	161,050	—		161,050
Finland	—	17,743	—		17,743
France	—	546,015	—		546,015
Germany	—	493,869	—		493,869
Hong Kong	—	115,006	—		115,006
Ireland	—	48,734	—		48,734
Italy	—	41,091	—		41,091
Japan	—	1,160,371	—		1,160,371
Luxembourg	—	7,652	—		7,652
Malta	—	—	—	(a)	—	(a)
Netherlands	—	341,283	—		341,283
Singapore	—	49,224	—		49,224
Spain	49,623	92,823	—		142,446
Sweden	—	138,971	—		138,971
Switzerland	—	524,126	—		524,126
United Kingdom	33,981	555,509	—		589,490
United States	—	117,716	—		117,716

Total Common Stocks	83,604	4,769,895	—	(a)	4,853,499

Short-Term Investments
Investment Companies	93,239	—	—		93,239
Investment of Cash Collateral from Securities Loaned	92,470	—	—		92,470

Total Short-Term Investments	185,709	—	—		185,709

Total Investments in Securities	$269,313	$4,769,895	$—	(a)	$5,039,208

Appreciation in Other Financial Instruments
Futures Contracts	$498	$—	$—		$498
Depreciation in Other Financial Instruments
Futures Contracts	(342)	—	—		(342)

Total Net Appreciation/Depreciation in Other Financial Instruments	$156	$—	$—		$156

(a)	Amount rounds to less than one thousand.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,894	$—	$26,894
Austria	—	6,756	—	6,756
Belgium	—	3,927	—	3,927
China	—	3,278	—	3,278
Denmark	3,959	2,658	—	6,617
Egypt	908	—	—	908
Finland	—	5,963	—	5,963
France	2,630	38,260	—	40,890
Germany	803	37,772	—	38,575
Hong Kong	855	4,979	—	5,834
Italy	—	14,799	—	14,799
Japan	—	84,952	—	84,952
Luxembourg	—	1,723	—	1,723
Malta	—	808	—	808
Netherlands	—	12,772	—	12,772
Norway	1,957	9,860	—	11,817
Portugal	—	505	—	505
Russia	—	961	—	961
Singapore	—	4,238	—	4,238
South Africa	—	2,897	—	2,897
Spain	501	12,254	—	12,755
Sweden	1,983	11,670	—	13,653
Switzerland	—	25,059	—	25,059
Ukraine	—	672	—	672
United Kingdom	8,476	58,225	—	66,701
United States	—	1,682	—	1,682

Total Common Stocks	22,072	373,564	—	395,636

Short-Term Investments
Investment Companies	2,400	—	—	2,400
Investment of Cash Collateral from Securities Loaned	4,144	—	—	4,144

Total Short-Term Investments	6,544	—	—	6,544

Total Investments in Securities	$28,616	$373,564	$—	$402,180

Appreciation in Other Financial Instruments
Futures Contracts	$65	$—	$—	$65
Depreciation in Other Financial Instruments
Futures Contracts	(15)	—	—	(15)

Total Net Appreciation/Depreciation in Other Financial Instruments	$50	$—	$—	$50

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$235,340	$(235,340)	$—
Emerging Markets Research Enhanced Equity Fund	24,147	(24,147)	—
Europe Dynamic Fund	6,806	(6,806)	—
International Equity Fund	119,061	(119,061)**	—
International Focus Fund	35,662	(35,662)**	—
International Research Enhanced Equity Fund	86,810	(86,810)	—
International Value Fund	3,137	(3,137)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to October 31, 2021, additional collateral was received.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended October 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Emerging Markets Equity Fund	$14
Emerging Markets Research Enhanced Equity Fund	3
Europe Dynamic Fund	2
International Equity Fund	6
International Focus Fund	3
International Research Enhanced Equity Fund	6
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2021.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Emerging Markets Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$313,818	$3,564,493	$3,853,485	$(43)	$17	$24,800	24,788	$106		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	117,544	1,354,500	1,250,000	(17)*	13	222,040	222,040	115	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,077	1,176,188	1,162,379	—	—	25,886	25,886	6	*	—

Total	$443,439	$6,095,181	$6,265,864	$(60)	$30	$272,726		$227		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$12,125	$1,618,353	$1,626,753	$(7)	$—	$3,718	3,716	$33		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	15,995	244,000	237,500	(3)*	1	22,493	22,493	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,093	164,915	164,149	—	—	2,859	2,859	1	*	—

Total	$30,213	$2,027,268	$2,028,402	$(10)	$1	$29,070		$63		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Europe Dynamic Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$2,182	$684,714	$640,834	$(2)	$—	(c)	$46,060	46,037	$11		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	79,000	78,998	(2)*	—		—	—	5	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,662	109,450	104,939	—	—		7,173	7,173	1	*	—

Total	$4,844	$873,164	$824,771	$(4)	$—	(c)	$53,233		$17		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$40,182	$2,208,553	$2,124,953	$1		$2		$123,785	123,724	$54		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	17,997	945,000	851,982	(15	)*	—	(c)	111,000	111,000	66	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,359	554,882	543,775	—		—		13,466	13,466	3	*	—

Total	$60,538	$3,708,435	$3,520,710	$(14)		$2		$248,251		$123		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Focus Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$41,452	$1,162,822	$1,156,429	$(12)	$4		$47,837	47,813	$47		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	70,236	607,000	644,233	(3)*	—	(c)	33,000	33,000	22	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,292	286,582	291,405	—	—		3,469	3,469	1	*	—

Total	$119,980	$2,056,404	$2,092,067	$(15)	$4		$84,306		$70		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$6,584	$49,101	$52,149	$—	(c)	$—	$3,536	3,536	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Research Enhanced Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$160,896	$1,372,493	$1,440,121	$51		$(80)	$93,239	93,193	$78		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	77,355	857,000	851,999	(11	)*	2	82,347	82,347	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	10,220	498,331	498,428	—		—	10,123	10,123	2	*	—

Total	$248,471	$2,727,824	$2,790,548	$40		$(78)	$185,709		$132		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Value Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$5,627	$67,401	$70,628	$—	(c)	$—	(c)	$2,400	2,399	$4		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,000	71,200	69,000	(1	)*	—	(c)	3,199	3,199	4	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	956	85,238	85,249	—		—		945	945	—	*(c)	—

Total	$7,583	$223,839	$224,877	$(1)		$—	(c)	$6,544		$8		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds, except for Emerging Markets Equity Fund, used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts—International Focus Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

G. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$1,351	$26	$498	$65
Purchased Options at Market Value	—	971	—	—
Unrealized Depreciation on Futures Contracts*	—	(16)	(342)	(15)
Written Options at Market Value	—	(685)	—	—

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	$1,351	$10	$156	$50
Purchased Options at Market Value	—	971	—	—
Written Options at Market Value	—	(685)	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivatives on the Statements of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(34)	$2,401	$(5,247)	$—	$1,360	$35,884	$781
Purchased Options	—	—	—	—	(9,695)	—	—
Written Options	—	—	—	—	(885)	—	—
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	—	—	(2,665)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	—	1,351	—	—	135	(734)	290
Purchased Options	—	—	—	—	(4,046)	—	—
Written Options	—	—	—	—	(8)	—	—

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the year ended October 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Equity Fund		International Focus Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$13,347	$18,076	(a)	$43,032	(b)	$—		$5,067		$127,393	$6,443
Average Notional Balance Short	—	—		—		—		1,084	(c)	—	—
Ending Notional Balance Long	—	46,804		—		—		4,604		89,778	2,576
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	—		—		273,254	(c)	—		—	—

(a)	For the period January 1, 2021 through October 31, 2021.
(b)	For the period January 1, 2021 through January 31, 2021.
(c)	For the period December 1, 2020 through December 31, 2020.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	585
Average Number of Contracts Written	1,170
Ending Number of Contracts Purchased	647
Ending Number of Contracts Written	1,294

The Funds’ derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A		Class C		Class I		Class L	Class R2		Class R3	Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$41		$7		$107		$26	$1		$1	$—	(a)	$7		$183		$373
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		1		n/a	n/a		n/a	n/a		n/a		23		24
Europe Dynamic Fund
Transfer agency fees	15		3		15		1	n/a		n/a	n/a		n/a		2		36
International Equity Fund
Transfer agency fees	25		3		26		n/a	30		n/a	n/a		1		30		115
International Focus Fund
Transfer agency fees	19		4		31		n/a	—	(a)	n/a	n/a		2		21		77
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a		n/a	n/a		—	(a)	—	(a)	—	(a)
International Research Enhanced Equity Fund
Transfer agency fees	33		n/a		28		n/a	n/a		n/a	n/a		n/a		26		87
International Value Fund
Transfer agency fees	13		1		3		1	1		n/a	n/a		—	(a)	—	(a)	19

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court rulings in certain European countries, the tax authorities of each of these countries, recently paid European Dynamic Fund (Finland & Sweden), International Equity Fund (Sweden), International Focus Fund (Finland), International Research Enhanced Equity Fund (Finland & Sweden) and International Value Fund (Finland, Spain & Sweden) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.

In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2021 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—	$4,467	$(4,467)
Emerging Markets Research Enhanced Equity Fund	—	5,530	(5,530)
Europe Dynamic Fund	—	2,952	(2,952)
International Equity Fund	—	2,356	(2,356)
International Focus Fund	—	550	(550)
International Hedged Equity Fund	—	278	(278)
International Research Enhanced Equity Fund	—	19,970	(19,970)
International Value Fund	—	110	(110)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”), foreign currency gains or losses and foreign taxes.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$70	$—
Europe Dynamic Fund	3	—
International Equity Fund	83	—
International Focus Fund	115	—	(a)
International Hedged Equity Fund	1	—
International Research Enhanced Equity Fund	1	—
International Value Fund	41	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55

The expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$504	$336	$3,035		$3,875	$135
Emerging Markets Research Enhanced Equity Fund	1,034	689	6		1,729	1
Europe Dynamic Fund	—	—	42		42	—
International Equity Fund	2,627	1,748	512		4,887	17
International Focus Fund	3,370	2,246	504		6,120	—
International Hedged Equity Fund	156	86	—	(a)	242	—	(a)
International Research Enhanced Equity Fund	1,648	1,100	834		3,582	—
International Value Fund	417	246	124		787	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Emerging Markets Equity Fund	$240
Emerging Markets Research Enhanced Equity Fund	53
Europe Dynamic Fund	19
International Equity Fund	91
International Focus Fund	87
International Hedged Equity Fund	4
International Research Enhanced Equity Fund	163
International Value Fund	8

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, Europe Dynamic Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$5,088,305	$3,565,885
Emerging Markets Research Enhanced Equity Fund	2,294,615	1,844,180
Europe Dynamic Fund	1,070,254	670,096
International Equity Fund	2,345,997	1,454,865
International Focus Fund	1,512,465	1,092,034
International Hedged Equity Fund	61,363	73,425
International Research Enhanced Equity Fund	994,639	2,306,615
International Value Fund	142,693	115,712

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$9,661,959	$5,274,220	$804,925	$4,469,295
Emerging Markets Research Enhanced Equity Fund	3,249,965	675,385	170,916	504,469
Europe Dynamic Fund	955,014	128,758	14,620	114,138
International Equity Fund	3,664,949	1,349,536	22,536	1,327,000
International Focus Fund	2,992,796	998,329	40,353	957,976
International Hedged Equity Fund	123,193	31,014	3,484	27,530
International Research Enhanced Equity Fund	3,897,639	1,232,218	90,493	1,141,725
International Value Fund	349,652	63,256	10,678	52,578

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, investments in futures contracts and wash sale loss deferrals.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$19,143	$—	$19,143
Emerging Markets Research Enhanced Equity Fund	50,837	—	50,837
Europe Dynamic Fund	7,016	—	7,016
International Equity Fund	41,991	—	41,991
International Focus Fund	34,026	—	34,026
International Hedged Equity Fund	2,207	—	2,207
International Research Enhanced Equity Fund	106,498	—	106,498
International Value Fund	9,259	—	9,259

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$56,440	$—	$56,440
Emerging Markets Research Enhanced Equity Fund	20,964	3,082	24,046
Europe Dynamic Fund	16,829	—	16,829
International Equity Fund	96,391	—	96,391
International Focus Fund	10,533	—	10,533
International Hedged Equity Fund	1,369	—	1,369
International Research Enhanced Equity Fund	155,361	—	155,361
International Value Fund	16,049	—	16,049

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$72,039	$414,863	$4,389,782
Emerging Markets Research Enhanced Equity Fund	85,073	94,991	491,412
Europe Dynamic Fund	23,033	(60,459)	114,189
International Equity Fund	100,575	220,976	1,327,084
International Focus Fund	67,951	(113,809)	958,046
International Hedged Equity Fund	3,926	(17,816)	27,523
International Research Enhanced Equity Fund	189,237	(285,015)	1,141,732
International Value Fund	16,996	(80,905)	52,631

The cumulative timing differences primarily consist of investments in PFICs, investments in futures contracts and wash sale loss deferrals.

At October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Europe Dynamic Fund	$60,459		$—
International Focus Fund	113,809		—
International Hedged Equity Fund	4,593	*	13,223	*
International Research Enhanced Equity Fund	—		285,015
International Value Fund	48,944		31,961

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$151,019
Emerging Markets Research Enhanced Equity Fund	64,286	18,842
Europe Dynamic Fund	58,188	—
International Equity Fund	56,023	54,962
International Focus Fund	51,636	21,707
International Research Enhanced Equity Fund	33,296	211,502
International Value Fund	4,721	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at October 31, 2021. Average borrowings from the Facility during the year ended October 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$29,712	0.80%	11	$7
Emerging Markets Research Enhanced Equity Fund	34,333	0.82	43	34
Europe Dynamic Fund	2,818	0.83	4	—	(a)
International Equity Fund	33,338	0.81	3	2
International Hedged Equity Fund	7,071	0.82	6	1
International Research Enhanced Equity Fund	74,319	0.81	6	10

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

The Funds had no borrowings outstanding from the Credit Facility at October 31, 2021. Average borrowings from the Credit Facility during the year ended October 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Hedged Equity Fund	$11,050	1.39%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	43.0%
Emerging Markets Research Enhanced Equity Fund	2	21.8	—	—
Europe Dynamic Fund	1	11.2	1	23.2
International Equity Fund	1	13.0	—	—
International Focus Fund	4	48.5	—	—
International Hedged Equity Fund	1	36.1	3	47.2
International Research Enhanced Equity Fund	—	—	1	14.2
International Value Fund	—	—	1	79.7

As of October 31, 2021, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—	56.3%	26.4%
Europe Dynamic Fund	32.5%	—	—
International Equity Fund	—	49.5	—
International Focus Fund	—	55.6	—
International Research Enhanced Equity Fund	23.6	49.1	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

As of October 31, 2021, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	37.5%	35.0%	—%	—%	—%	—%	—%	—%
France	—	—	13.2	15.5	—	10.8	11.0	10.3
Germany	—	—	14.7	—	—	—	—	—
India	16.7	11.5	—	—	—	—	—	—
Japan	—	—	—	17.5	—	23.3	23.5	21.3
South Korea	—	12.8	—	—	—	—	—	—
Switzerland	—	—	16.2	—	—	10.5	10.6	—
Taiwan	12.0	14.3	—	—	—	—	—	—
United Kingdom	—	—	19.0	11.0	10.3	11.8	11.9	16.8

As of October 31, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund and JPMorgan International Value Fund (five of the funds constituting JPMorgan Trust I), JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$951.20	$6.10	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	948.60	8.55	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	952.40	4.87	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	952.80	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	949.70	7.57	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	950.70	6.34	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	952.00	5.12	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	952.90	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	953.40	3.89	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$947.30	$2.21	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	947.50	1.72	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,035.90	6.36	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,033.40	8.92	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,037.10	5.03	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class L
Actual	1,000.00	1,038.00	4.26	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,038.50	3.75	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,049.50	4.91	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,047.20	7.48	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,051.10	3.62	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,048.20	6.45	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	1,051.80	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,052.40	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,015.50	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,013.10	7.61	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	1,016.70	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,013.80	6.60	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	1,017.50	3.31	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class R6
Actual	$1,000.00	$1,017.80	$2.80	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,052.90	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,050.40	6.98	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,053.90	3.11	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,055.10	2.33	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,055.70	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,052.50	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,053.70	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,054.40	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,034.60	7.54	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class C
Actual	1,000.00	1,032.50	9.84	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92
Class I
Actual	1,000.00	1,035.90	6.21	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class L
Actual	1,000.00	1,036.90	5.39	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R2
Actual	1,000.00	1,033.60	8.82	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class R5
Actual	1,000.00	1,036.40	5.70	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R6
Actual	1,000.00	1,037.80	5.24	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021 at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels,

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe

(the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for Class I shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon the Peer Group, and in the third quintile based upon the Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class I shares was in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Equity Fund’s performance for Class A and Class I shares was in the second, second and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Focus Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second, second and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the International Hedged Equity Fund’s performance for both Class A and Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon the Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class I shares was in the fifth, fourth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the fifth and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Value Fund’s performance for Class A, Class I and Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Focus Fund’s net advisory fee for both Class A and Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Hedged Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for each of the Class A, Class I, and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$36,946
JPMorgan Emerging Markets Research Enhanced Equity Fund	47,965
JPMorgan Europe Dynamic Fund	8,096
JPMorgan International Equity Fund	47,993
JPMorgan International Focus Fund	39,396
JPMorgan International Hedged Equity Fund	2,510
JPMorgan International Research Enhanced Equity Fund	115,119
JPMorgan International Value Fund	9,259

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2021, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Total Foreign Source Income	Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$144,642	$17,802
JPMorgan Emerging Markets Research Enhanced Equity Fund	93,217	9,778
JPMorgan Europe Dynamic Fund	20,728	1,070
JPMorgan International Equity Fund	113,182	5,999
JPMorgan International Focus Fund	86,572	5,370
JPMorgan International Hedged Equity Fund	3,683	304
JPMorgan International Research Enhanced Equity Fund	149,108	8,613

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Emerging Market Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Focus Fund, and International Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina A. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including International Research Enhanced Equity Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina A. Shenker
In Favor	289,698,757
Withheld	6,016,803

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Trust IV (“JPMIV”)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including International Research Enhanced Equity Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	2,308,022
Withheld	4,313

Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee
Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina A. Shenker
In Favor	2,309,718
Withheld	2,616

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-INTEQ-1021

Annual Report

J.P. Morgan Specialty Funds

October 31, 2021

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package—and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in emerging markets—particularly Brazil—raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.31%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$19,187

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares posted a positive absolute performance and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies had an overall neutral impact on absolute performance and the Fund’s short bias equity strategies detracted from absolute performance.

In equity, the Fund’s exposures in the technology, financials and consumer discretionary sectors were leading contributors to absolute performance. Within the technology sector, the Fund benefitted from increased exposure to select semiconductor manufacturers that benefitted from both long term trends, including the spread of 5G networks and the transition to cloud computing, and short-term cyclical trends, particularly increased semiconductor demand across most end markets amid constrained global supply. The Fund’s exposures in the financials and consumer discretionary sectors benefitted from exposure to U.S. financial services and consumer companies that performed well in the pandemic recovery and were supported by the broader expansion in economic activity during the period.

The leading detractors from absolute performance included the Fund’s short positions in U.S. and European equity via options and futures that were held as hedges to moderate overall portfolio risk during the period.

Relative to the Benchmark, the Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the portfolio managers increased the Fund’s cyclical tilt and its exposure to the value factor as investor sentiment improved amid positive vaccine developments and a recovery in global economic activity. The portfolio managers also initiated a long U.S. dollar versus short emerging markets currencies strategy.

Amid slowing economic growth and rising inflation in the latter half of the period, the portfolio managers sought to reduce the Fund’s portfolio risk and cyclical tilt by adding short-bias futures and options across the U.S., European and emerging markets, as well as exiting positions in the semiconductors and energy sectors. The portfolio managers also initiated a long Australia versus short U.S. fixed income strategy, reflecting their expectation that U.S. interest rates may rise more rapidly than rates in Australia, given the relative strength of the U.S. economy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	HDFC Bank Ltd., ADR (India)	2.6%
2.	Microsoft Corp.	2.5
3.	Thermo Fisher Scientific, Inc.	2.5
4.	Alphabet, Inc., Class A	2.4
5.	Amazon.com, Inc.	2.3
6.	Netflix, Inc.	1.9
7.	Walt Disney Co. (The)	1.9
8.	NIKE, Inc., Class B	1.9
9.	Adobe, Inc.	1.9
10.	ServiceNow, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.3%
Consumer Discretionary	11.1
Financials	10.1
Communication Services	6.2
Health Care	5.9
Industrials	3.8
Utilities	1.8
Consumer Staples	1.7
Foreign Government Securities	1.3
Others (each less than 1.0%)	0.3
Short-Term Investments	43.5

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	April 15, 2020
With Sales Charge*		5.18%	4.96%
Without Sales Charge		11.00	8.68
CLASS C SHARES	April 15, 2020
With CDSC**		9.44	8.15
Without CDSC		10.44	8.15
CLASS I SHARES	April 15, 2020	11.31	8.97
CLASS R6 SHARES	September 30, 2020	11.56	9.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/15/20 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.34%
S&P 500 Index	42.91%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$745,654

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s long positions in the communication services sector and its short positions in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s long and short positions in the health care sector and its short positions in the financials sector were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Fidelity National Information Services Inc., Alibaba Group Holding Ltd. and Fiserv Inc. Shares of Fidelity National Information Services, an electronic payments technology provider, fell late in the period after the company lowered its earnings forecast for 2021. Shares of Alibaba Group Holding, a Chinese electronic commerce conglomerate, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Fiserv, a financial service technology provider, underperformed the broader market due to a slow recovery in revenue growth across its businesses.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Blackstone Inc. and Zscaler Inc. Shares of Tesla, a maker of electric automobiles and batteries, rose on growth in quarterly earnings and continued investor demand for large cap technology stocks. Shares of Blackstone, an investment and fund management company, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Zscaler, a cloud internet security platform provider, rose after the company reported better-than-expected results for its fourth fiscal quarter and raised its sales forecast.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2021, the Fund invested an average of 130% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 130% and its average net exposure was 66%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Tesla, Inc.	10.0%
2.	NXP Semiconductors NV (China)	5.6
3.	American International Group, Inc.	5.0
4.	NVIDIA Corp.	5.0
5.	UnitedHealth Group, Inc.	4.8
6.	Zscaler, Inc.	4.2
7.	Thermo Fisher Scientific, Inc.	3.7
8.	Ferrari NV (Italy)	3.6
9.	Microsoft Corp.	3.2
10.	Old Dominion Freight Line, Inc.	3.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Sirius XM Holdings, Inc.	40.0%
2.	3M Co.	13.7
3.	Campbell Soup Co.	13.4
4.	Intel Corp.	7.7
5.	Kellogg Co.	5.8
6.	Alteryx, Inc., Class A	4.1
7.	Dow, Inc.	3.9
8.	Conagra Brands, Inc.	3.6
9.	Cummins, Inc.	2.0
10.	American Airlines Group, Inc.	2.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	21.1%
Information Technology	20.1
Communication Services	13.6
Health Care	8.4
Industrials	7.8
Financials	6.4
Utilities	2.0
Materials	2.0
Consumer Staples	2.0
Others (each less than 1.0%)	0.1
Short-Term Investments	16.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Communication Services	40.0%
Consumer Staples	22.8
Industrials	21.5
Information Technology	11.8
Materials	3.9

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		13.68%	8.56%	8.07%
Without Sales Charge		19.99	9.74	8.88
CLASS C SHARES	August 29, 2014
With CDSC**		18.43	9.19	8.34
Without CDSC		19.43	9.19	8.34
CLASS I SHARES	August 29, 2014	20.34	10.02	9.15
CLASS R6 SHARES	August 29, 2014	20.59	10.29	9.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.01%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$92,190

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2021. During the period, equity markets generally outperformed bond markets.

The Fund’s security selection in the semiconductors and consumer stable sectors was a leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Take-Two Interactive Software Inc. and Spotify Technology SA and its long position in Diamondback Energy Inc. Shares of Take-Two Interactive Software, a video game publisher, fell amid delays in the rollout of a key game update and a weaker-than-expected earnings forecast. Shares of Spotify Technology, a music streaming provider, fell in the middle of the period amid signs that the company’s user growth was slowing. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, rose amid a rebound in global energy demand.

Leading individual detractors from relative performance included the Fund’s short positions in AMC Entertainment Holdings Inc., Macy’s Inc. and Acuity Brands Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021 as users of Internet forums pushed the share price higher in response to large short positions in the stock. Shares of Macy’s, a department store operator, rose after the company reported better-than-expected earnings for the second quarter of 2021 and reinstated its quarterly dividends. Shares of Acuity Brands, a provider of lighting and building management systems, rose amid consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Amazon.com, Inc.	2.0%
2.	Diamondback Energy, Inc.	2.0
3.	Mastercard, Inc., Class A	1.9
4.	Wells Fargo & Co.	1.7
5.	Ingersoll Rand, Inc.	1.6
6.	Shopify, Inc., Class A (Canada)	1.5
7.	Lyft, Inc., Class A	1.3
8.	Ceridian HCM Holding, Inc.	1.3
9.	Coterra Energy, Inc.	1.2
10.	Deere & Co.	1.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Kroger Co. (The)	2.8%
2.	Intel Corp.	2.5
3.	Omnicom Group, Inc.	2.3
4.	Walmart, Inc.	2.1
5.	Apple, Inc.	2.0
6.	Exxon Mobil Corp.	1.9
7.	3M Co.	1.8
8.	MSCI, Inc.	1.7
9.	Walgreens Boots Alliance, Inc.	1.5
10.	Stryker Corp.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	15.0%
Industrials	14.4
Health Care	11.4
Consumer Discretionary	10.3
Financials	8.4
Communication Services	7.5
Energy	7.3
Utilities	4.5
Materials	4.2
Real Estate	4.1
Consumer Staples	2.3
Short-Term Investments	10.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Industrials	15.0%
Information Technology	14.2
Financials	12.1
Health Care	10.7
Consumer Staples	9.8
Communication Services	9.5
Energy	7.4
Utilities	6.2
Real Estate	5.5
Consumer Discretionary	4.9
Materials	4.7

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(2.67)%	3.36%	1.31%
Without Sales Charge		2.72	4.48	1.86
CLASS C SHARES	November 2, 2009
With CDSC**		1.29	3.97	1.46
Without CDSC		2.29	3.97	1.46
CLASS I SHARES	November 2, 2009	3.01	4.76	2.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 49.2%

Banks — 6.9%

HDFC Bank Ltd., ADR (India)	6		453

Huntington Bancshares, Inc.	13		201

ING Groep NV (Netherlands)	5		69

Nordea Bank Abp (Finland)	8		100

Sberbank of Russia PJSC, ADR (Russia)	12		232

Signature Bank	1		261

			1,316

Building Products — 1.3%

Allegion plc	1		90

Trane Technologies plc	1		166

			256

Electric Utilities — 1.6%

Orsted A/S (Denmark) (a)	2		302

Electrical Equipment — 0.9%

Rockwell Automation, Inc.	1		171

Electronic Equipment, Instruments & Components — 0.5%

Keyence Corp. (Japan)	—	(b)	103

Entertainment — 3.4%

Netflix, Inc. *	—	(b)	328

Walt Disney Co. (The) *	2		326

			654

Health Care Equipment & Supplies — 0.5%

Abbott Laboratories	1		104

Household Durables — 1.4%

DR Horton, Inc.	1		133

Lennar Corp., Class A	1		138

			271

Insurance — 2.2%

AIA Group Ltd. (Hong Kong)	25		278

Aon plc, Class A	—	(b)	142

			420

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	—	(b)	415

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc. *	—	(b)	391

IT Services — 2.6%

Mastercard, Inc., Class A	1		266

PayPal Holdings, Inc. *	1		239

			505

INVESTMENTS	SHARES (000)			VALUE ($000)

Life Sciences Tools & Services — 2.2%

Thermo Fisher Scientific, Inc.		1		422

Machinery — 1.2%

Stanley Black & Decker, Inc.		—	(b)	85

Volvo AB, Class B (Sweden)		6		138

				223

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A		1		299

Pharmaceuticals — 2.5%

AstraZeneca plc (United Kingdom)		2		278

Eli Lilly & Co.		1		204

				482

Semiconductors & Semiconductor Equipment — 1.2%

NVIDIA Corp.		1		235

Software — 8.4%

Adobe, Inc. *		—	(b)	323

Atlassian Corp. plc, Class A *		—	(b)	223

Microsoft Corp.		1		437

salesforce.com, Inc. *		1		312

ServiceNow, Inc. *		—	(b)	315

				1,610

Specialty Retail — 2.1%

Burlington Stores, Inc. *		1		150

TJX Cos., Inc. (The)		4		248

				398

Textiles, Apparel & Luxury Goods — 4.5%

Lululemon Athletica, Inc. *		—	(b)	221

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(b)	307

NIKE, Inc., Class B		2		326

				854

Total Common Stocks (Cost $6,880)				9,431

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 1.2%

Republic of South Africa (South Africa) 8.00%, 1/31/2030	ZAR	1,296		77

Romania Government Bond (Romania)

2.75%, 2/26/2026 (a)	EUR	60		75

3.62%, 5/26/2030 (a)	EUR	58		74

Total Foreign Government Securities (Cost $231)				226

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)
Options Purchased — 0.3%
Call Options Purchased — 0.3%

Aerospace & Defense — 0.1%

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 100 Counterparty: Exchange-Traded *	EUR	9	12

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 62 Counterparty: Exchange-Traded *		3	—	(b)

Safran SA (France) 3/18/2022 at EUR 140.00, American Style Notional Amount: EUR 58 Counterparty: Exchange-Traded *	EUR	5	1

			13

Banks — 0.2%

Standard Chartered plc (United Kingdom) 5/20/2022 at GBP 520.00, American Style Notional Amount: GBP 54 Counterparty: Exchange-Traded *	GBP	11	4

UniCredit SpA (Germany) 3/17/2022 at EUR 11.00, American Style Notional Amount: EUR 90 Counterparty: Exchange-Traded *	EUR	79	11

Wells Fargo & Co. 6/17/2022 at USD 52.50, American Style Notional Amount: USD 98 Counterparty: Exchange-Traded *		19	7

			22

Beverages — 0.0% (c)

Heineken NV (Netherlands) 3/18/2022 at EUR 95.00, American Style Notional Amount: EUR 67 Counterparty: Exchange-Traded *	EUR	7	4

Construction & Engineering — 0.0% (c)

Vinci SA (France) 3/18/2022 at EUR 100.00, American Style Notional Amount: EUR 65 Counterparty: Exchange-Traded *	EUR	7	2

Foreign Exchange Currency Options — 0.0% (c)

Foreign Exchange AUD/USD (Australia)

11/29/2021 at AUD 0.76, Vanilla, European Style Notional Amount: AUD 1,280 Counterparty: Citibank, NA *	AUD	1,280	4

11/30/2021 at AUD 0.77, Vanilla, European Style Notional Amount: AUD 640 Counterparty: Citibank, NA *	AUD	640	2

			6

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom) 3/18/2022 at GBP 1,700.00, American Style Notional Amount: GBP 47 Counterparty: Exchange-Traded *	GBP	3	2

Las Vegas Sands Corp. 1/21/2022 at USD 72.50, American Style Notional Amount: USD 43 Counterparty: Exchange-Traded *		11	—	(b)

Marriott International, Inc. 1/21/2022 at USD 170.00, American Style Notional Amount: USD 79 Counterparty: Exchange-Traded *		5	2

Planet Fitness, Inc. 1/21/2022 at USD 95.00, American Style Notional Amount: USD 72 Counterparty: Exchange-Traded *		9	1

			5

Total Call Options Purchased			52

Put Options Purchased — 0.0% (c)

Index Funds — 0.0% (c)

EURO STOXX 50 Index (Germany) 11/5/2021 at EUR 4,150.00, European Style Notional Amount: EUR 1,700 Counterparty: Exchange-Traded *	EUR	40	5

S&P 500 Index 11/10/2021 at USD 4,480.00, European Style Notional Amount: USD 1,842 Counterparty: Exchange-Traded *		4	4

			9

Total Put Options Purchased			9

Total Options Purchased (Cost $95)			61

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 39.0%

Foreign Government Treasury Bills — 25.8%

France Treasury Bills (France) (0.64)%, 12/15/2021 (a) (d)	EUR	794	918

Japan Treasury Bills (Japan)

(0.11)%, 11/8/2021 (d)	JPY	93,350	819

(0.13)%, 11/15/2021 (d)	JPY	88,400	776

(0.11)%, 12/6/2021 (d)	JPY	102,850	902

(0.11)%, 12/20/2021 (d)	JPY	40,100	352

(0.14)%, 1/6/2022 (d)	JPY	102,850	902

Letras do Tesouro Nacional (Brazil) 4.68%, 7/1/2023 (d)	BRL	2,000	292

Total Foreign Government Treasury Bills (Cost $5,145)			4,961

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment Companies — 13.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (e) (f) (Cost $2,529)	2,527	2,529

Total Short-Term Investments (Cost $7,674)		7,490

Total Investments — 89.7% (Cost $14,880)		17,208
Other Assets Less Liabilities — 10.3%		1,979

NET ASSETS — 100.0%		19,187

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PJSC	Public Joint Stock Company
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of October 31, 2021.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-BTP	7	12/2021	EUR	1,200	(25)
FTSE 100 Index	4	12/2021	GBP	396	11
STOXX 600 Utilities	13	12/2021	EUR	291	(1)

					(15)

Short Contracts
EURO STOXX 50 Index	(19)	12/2021	EUR	(935)	(22)
Euro-Bund	(6)	12/2021	EUR	(1,168)	12
MSCI Emerging Markets E-Mini Index	(7)	12/2021	USD	(442)	14
S&P 500 E-Mini Index	(10)	12/2021	USD	(2,300)	(75)
U.S. Treasury 10 Year Note	(2)	12/2021	USD	(261)	5
Xab Materials Equity Index	(4)	12/2021	USD	(359)	(8)

					(74)

					(89)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Forward foreign currency exchange contracts outstanding as of October 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CNY	6,152	USD	954	BNP Paribas**	11/22/2021	6
KRW	32,676	USD	28	Citibank, NA**	11/22/2021	—	(a)
USD	305	BRL	1,685	BNP Paribas**	11/22/2021	8
USD	193	CNY	1,234	BNP Paribas**	11/22/2021	—	(a)
USD	503	DKK	3,227	Citibank, NA	11/22/2021	2
USD	77	DKK	497	Merrill Lynch International	11/22/2021	—	(a)
USD	312	HKD	2,425	Citibank, NA	11/22/2021	—	(a)
USD	1,031	ZAR	15,280	Goldman Sachs International	11/22/2021	33
CAD	33	USD	27	Goldman Sachs International	1/24/2022	—	(a)
USD	483	AUD	640	Goldman Sachs International	1/24/2022	1
USD	1,527	EUR	1,311	Goldman Sachs International	1/24/2022	9
USD	305	GBP	222	Goldman Sachs International	1/24/2022	1
USD	3,897	JPY	439,827	Goldman Sachs International	1/24/2022	34

Total unrealized appreciation						94

DKK	834	USD	130	BNP Paribas	11/22/2021	(1)
DKK	1,060	USD	166	Goldman Sachs International	11/22/2021	(1)
TWD	5,367	USD	193	Citibank, NA**	11/22/2021	—	(a)
USD	463	INR	35,007	BNP Paribas**	11/22/2021	(3)
USD	96	MXN	1,985	Citibank, NA	11/22/2021	(1)
USD	96	MXN	1,978	Goldman Sachs International	11/22/2021	—	(a)
USD	572	MXN	11,817	Merrill Lynch International	11/22/2021	—	(a)
USD	247	RUB	17,875	Goldman Sachs International**	11/22/2021	(4)
USD	943	TWD	26,448	Goldman Sachs International**	11/22/2021	(8)
USD	38	ZAR	587	Goldman Sachs International	11/22/2021	—	(a)
ZAR	2,954	USD	193	Barclays Bank plc	11/22/2021	—	(a)
USD	965	AUD	1,285	Goldman Sachs International	1/24/2022	(2)
USD	236	SEK	2,029	Goldman Sachs International	1/24/2022	(1)

Total unrealized depreciation						(21)

Net unrealized appreciation						73

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.7%
Common Stocks — 81.5%

Automobiles — 13.2%

Ferrari NV (Italy)	111	26,373

Tesla, Inc. * (a)	65	72,574

		98,947

Capital Markets — 1.4%

Blackstone, Inc.	59	8,154

Open Lending Corp., Class A *	65	2,060

		10,214

Chemicals — 2.0%

CF Industries Holdings, Inc.	258	14,630

Communications Equipment — 2.0%

Motorola Solutions, Inc. (a)	59	14,573

Electric Utilities — 2.0%

NextEra Energy, Inc.	174	14,881

Entertainment — 1.6%

Netflix, Inc. *	17	11,564

Food Products — 1.9%

Lamb Weston Holdings, Inc.	253	14,309

Health Care Providers & Services — 4.7%

UnitedHealth Group, Inc. (a)	76	34,769

Hotels, Restaurants & Leisure — 2.0%

Hilton Worldwide Holdings, Inc. *	105	15,152

Insurance — 4.9%

American International Group, Inc. (a)	622	36,753

Interactive Media & Services — 3.8%

Alphabet, Inc., Class A * (a)	5	15,630

Bumble, Inc., Class A *	244	12,797

		28,427

Life Sciences Tools & Services — 3.6%

Thermo Fisher Scientific, Inc. (a)	42	26,785

Media — 7.9%

Charter Communications, Inc., Class A * (a)	31	21,255

Liberty Media Corp.-Liberty SiriusXM, Class A *	382	19,009

Liberty Media Corp.-Liberty SiriusXM, Class C * (a)	382	18,847

		59,111

Road & Rail — 7.6%

JB Hunt Transport Services, Inc.	95	18,764

Lyft, Inc., Class A * (a)	320	14,666

Old Dominion Freight Line, Inc.	68	23,150

		56,580

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 10.3%

NVIDIA Corp. (a)	143	36,477

NXP Semiconductors NV (China)	204	40,975

		77,452

Software — 7.3%

Microsoft Corp.	71	23,592

Zscaler, Inc. * (a)	96	30,554

		54,146

Specialty Retail — 5.3%

Lowe’s Cos., Inc.	96	22,467

O’Reilly Automotive, Inc. *	28	17,365

		39,832

Total Common Stocks (Cost $501,802)		608,125

	NO. OF CONTRACTS
Options Purchased — 0.1%
Call Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 12/31/2021 at USD 4,650.00, European Style Notional Amount: USD 21,185 Counterparty: Exchange-Traded *	46	363

12/31/2021 at USD 4,700.00, European Style Notional Amount: USD 12,895 Counterparty: Exchange-Traded *	28	151

12/31/2021 at USD 4,770.00, European Style Notional Amount: USD 20,264 Counterparty: Exchange-Traded *	44	122

12/31/2021 at USD 4,850.00, European Style Notional Amount: USD 34,079 Counterparty: Exchange-Traded *	74	90

		726

Total Options Purchased (Cost $705)		726

	SHARES (000)
Short-Term Investments — 16.1%

Investment Companies — 16.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c) (Cost $119,946)	119,886	119,946

Total Long Positions (Cost $622,453)		728,797

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (12.7)%
Common Stocks — (12.7)%

Airlines — (0.7)%

American Airlines Group, Inc. *	(97)	(1,855)

Delta Air Lines, Inc. *	(47)	(1,842)

United Airlines Holdings, Inc. *	(40)	(1,851)

		(5,548)

Chemicals — (0.5)%

Dow, Inc.	(66)	(3,675)

Food Products — (2.9)%

Campbell Soup Co.	(316)	(12,610)

Conagra Brands, Inc.	(106)	(3,418)

Kellogg Co.	(90)	(5,515)

		(21,543)

Industrial Conglomerates — (1.7)%

3M Co.	(72)	(12,900)

Machinery — (0.3)%

Cummins, Inc.	(8)	(1,877)

Media — (5.1)%

Sirius XM Holdings, Inc.	(6,199)	(37,751)

Semiconductors & Semiconductor Equipment — (1.0)%

Intel Corp.	(149)	(7,300)

Software — (0.5)%

Alteryx, Inc., Class A *	(53)	(3,865)

Total Common Stocks (Proceeds $(94,578))		(94,459)

Total Short Positions (Proceeds $(94,578))		(94,459)

Total Investments — 85.0% (Cost $527,875)		634,338
Other Assets Less Liabilities — 15.0%		111,316

NET ASSETS — 100.0%		745,654

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $89,765 and $187,322 respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 99.3%
Common Stocks — 88.7%

Aerospace & Defense — 0.7%

Howmet Aerospace, Inc.	7		212

Northrop Grumman Corp.	1		312

TransDigm Group, Inc. *	—	(a)	97

			621

Air Freight & Logistics — 0.6%

FedEx Corp.	1		255

United Parcel Service, Inc., Class B	1		284

			539

Auto Components — 0.6%

Aptiv plc *	1		196

Lear Corp.	1		197

Magna International, Inc. (Canada)	2		136

			529

Automobiles — 0.2%

General Motors Co. *	3		146

Banks — 4.7%

Bank of America Corp.	9		416

Fifth Third Bancorp	14		589

M&T Bank Corp.	1		186

SVB Financial Group *	1		1,052

Truist Financial Corp.	7		415

US Bancorp	2		99

Wells Fargo & Co. (b)	31		1,572

			4,329

Beverages — 0.9%

Coca-Cola Co. (The)	3		149

Constellation Brands, Inc., Class A	—	(a)	88

PepsiCo, Inc.	4		570

			807

Biotechnology — 3.6%

AbbVie, Inc.	8		946

Biogen, Inc. *	2		531

BioMarin Pharmaceutical, Inc. *	4		281

Neurocrine Biosciences, Inc. *	3		364

Regeneron Pharmaceuticals, Inc. *	1		805

Vertex Pharmaceuticals, Inc. *	2		434

			3,361

Building Products — 1.0%

Allegion plc	1		87

Fortune Brands Home & Security, Inc.	—	(a)	33

INVESTMENTS	SHARES (000)		VALUE ($000)

Building Products — continued

Johnson Controls International plc	6		446

Trane Technologies plc	2		393

			959

Capital Markets — 1.3%

Ameriprise Financial, Inc.	—	(a)	66

Charles Schwab Corp. (The)	2		123

Intercontinental Exchange, Inc.	—	(a)	66

Morgan Stanley	3		295

State Street Corp.	4		434

T. Rowe Price Group, Inc.	1		195

			1,179

Chemicals — 3.8%

Air Products and Chemicals, Inc. (b)	1		326

Celanese Corp.	3		473

Corteva, Inc.	3		147

DuPont de Nemours, Inc. (b)	14		951

Eastman Chemical Co. (b)	5		523

Linde plc (United Kingdom)	1		322

PPG Industries, Inc.	5		748

			3,490

Commercial Services & Supplies — 0.3%

Waste Connections, Inc.	2		301

Diversified Financial Services — 0.3%

Voya Financial, Inc.	3		234

Electric Utilities — 1.9%

Alliant Energy Corp.	5		266

FirstEnergy Corp.	19		740

NextEra Energy, Inc.	8		700

			1,706

Electrical Equipment — 0.9%

AMETEK, Inc.	—	(a)	56

Eaton Corp. plc	5		776

			832

Electronic Equipment, Instruments & Components — 0.7%

Corning, Inc.	13		471

Keysight Technologies, Inc. *	1		143

			614

Energy Equipment & Services — 0.6%

Baker Hughes Co.	24		590

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Entertainment — 2.1%

Activision Blizzard, Inc.	5		420

Electronic Arts, Inc.	3		416

Endeavor Group Holdings, Inc., Class A *	37		1,000

Netflix, Inc. *	—	(a)	126

			1,962

Equity Real Estate Investment Trusts (REITs) — 4.1%

American Homes 4 Rent, Class A	6		246

Camden Property Trust	2		376

Cousins Properties, Inc.	8		328

Equinix, Inc.	—	(a)	281

Equity LifeStyle Properties, Inc.	1		109

Host Hotels & Resorts, Inc. *	11		191

Invitation Homes, Inc.	11		434

Kimco Realty Corp.	35		792

Prologis, Inc.	2		308

Sun Communities, Inc.	1		264

UDR, Inc.	5		277

Ventas, Inc.	1		66

WP Carey, Inc.	1		85

			3,757

Food Products — 0.6%

Hershey Co. (The)	1		233

Mondelez International, Inc., Class A	5		280

			513

Health Care Equipment & Supplies — 2.3%

Abbott Laboratories	1		104

Becton Dickinson and Co.	1		208

Boston Scientific Corp. *	9		406

Danaher Corp.	2		573

Medtronic plc	4		438

Zimmer Biomet Holdings, Inc.	3		396

			2,125

Health Care Providers & Services — 2.5%

Centene Corp. *	8		553

Cigna Corp.	1		163

CVS Health Corp.	8		709

Humana, Inc.	—	(a)	157

UnitedHealth Group, Inc. (b)	2		696

			2,278

Hotels, Restaurants & Leisure — 2.2%

Booking Holdings, Inc. *	—	(a)	545

Hilton Worldwide Holdings, Inc. *	1		81

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — continued

McDonald’s Corp.	3		767

Yum! Brands, Inc. (b)	5		655

			2,048

Household Durables — 0.8%

KB Home	7		265

Mohawk Industries, Inc. *	1		202

Toll Brothers, Inc.	5		284

			751

Household Products — 0.2%

Kimberly-Clark Corp.	—	(a)	29

Procter & Gamble Co. (The)	1		165

			194

Industrial Conglomerates — 0.1%

Roper Technologies, Inc.	—	(a)	49

Insurance — 2.1%

Arthur J Gallagher & Co.	2		393

Hartford Financial Services Group, Inc. (The)	4		287

Lincoln National Corp.	1		74

Marsh & McLennan Cos., Inc.	1		150

Progressive Corp. (The)	6		544

Prudential Financial, Inc.	1		125

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	57

Ryan Specialty Group Holdings, Inc., Class A *	9		325

			1,955

Interactive Media & Services — 3.0%

Alphabet, Inc., Class A *	—	(a)	376

Alphabet, Inc., Class C *	—	(a)	756

Meta Platforms, Inc., Class A * (b)	—	(a)	134

Snap, Inc., Class A *	13		689

ZoomInfo Technologies, Inc., Class A *	12		790

			2,745

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc. * (b)	1		1,848

IT Services — 4.9%

Affirm Holdings, Inc. *	4		577

FleetCor Technologies, Inc. *	2		522

Mastercard, Inc., Class A (b)	5		1,704

Shopify, Inc., Class A (Canada) *	1		1,350

Square, Inc., Class A *	1		141

WEX, Inc. *	2		328

			4,622

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Life Sciences Tools & Services — 1.6%

PerkinElmer, Inc.	4		682

Thermo Fisher Scientific, Inc.	1		790

			1,472

Machinery — 5.1%

Deere & Co. (b)	3		1,082

Dover Corp.	4		593

Ingersoll Rand, Inc. *	27		1,472

Otis Worldwide Corp.	8		607

Parker-Hannifin Corp.	—	(a)	48

Stanley Black & Decker, Inc.	5		986

			4,788

Media — 1.9%

Charter Communications, Inc., Class A *	1		520

Comcast Corp., Class A	11		547

Liberty Media Corp.-Liberty SiriusXM, Class A *	14		688

			1,755

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	11		400

Multiline Retail — 0.5%

Dollar General Corp.	1		320

Dollar Tree, Inc. *	1		95

			415

Multi-Utilities — 2.6%

Ameren Corp.	3		281

CenterPoint Energy, Inc.	25		660

DTE Energy Co.	2		274

Public Service Enterprise Group, Inc.	11		731

WEC Energy Group, Inc.	5		445

			2,391

Oil, Gas & Consumable Fuels — 6.5%

Cheniere Energy, Inc. *	4		425

Chevron Corp.	3		400

ConocoPhillips	8		584

Coterra Energy, Inc.	54		1,141

Diamondback Energy, Inc. (b)	17		1,822

EOG Resources, Inc.	4		373

Phillips 66	5		344

Pioneer Natural Resources Co. (b)	4		690

TC Energy Corp. (Canada)	6		311

			6,090

INVESTMENTS	SHARES (000)		VALUE ($000)

Personal Products — 0.6%

Estee Lauder Cos., Inc. (The), Class A	2		563

Pharmaceuticals — 1.3%

Bristol-Myers Squibb Co.	9		518

Eli Lilly & Co.	2		557

Organon & Co.	2		89

			1,164

Professional Services — 1.6%

Booz Allen Hamilton Holding Corp.	5		418

IHS Markit Ltd.	4		485

Leidos Holdings, Inc. (b)	6		573

			1,476

Road & Rail — 3.9%

Canadian National Railway Co. (Canada)	1		154

CSX Corp.	9		315

Lyft, Inc., Class A * (b)	26		1,206

Norfolk Southern Corp. (b)	3		1,025

Old Dominion Freight Line, Inc.	2		624

Uber Technologies, Inc. * (b)	3		132

Union Pacific Corp.	1		169

			3,625

Semiconductors & Semiconductor Equipment — 4.4%

Advanced Micro Devices, Inc. * (b)	7		889

Analog Devices, Inc.	3		514

Lam Research Corp. (b)	1		336

Micron Technology, Inc.	4		276

NXP Semiconductors NV (China)	5		931

ON Semiconductor Corp. *	6		294

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		223

Texas Instruments, Inc.	3		554

			4,017

Software — 3.3%

Ceridian HCM Holding, Inc. *	9		1,150

Intuit, Inc. (b)	—	(a)	303

Microsoft Corp. (b)	3		923

Workday, Inc., Class A *	2		656

			3,032

Specialty Retail — 3.6%

AutoZone, Inc. *	—	(a)	596

Best Buy Co., Inc.	2		202

Burlington Stores, Inc. *	1		253

Home Depot, Inc. (The)	—	(a)	178

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Specialty Retail — continued

Lowe’s Cos., Inc. (b)	4	1,027

O’Reilly Automotive, Inc. * (b)	2	1,022

TJX Cos., Inc. (The)	— (a)	32

		3,310

Technology Hardware, Storage & Peripherals — 1.6%

Hewlett Packard Enterprise Co.	60	876

Seagate Technology Holdings plc	6	569

		1,445

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	2	394

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc. *	3	400

Total Common Stocks (Cost $58,575)		81,821

Short-Term Investments — 10.6%

Investment Companies — 10.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $9,749)	9,747	9,752

Total Long Positions (Cost $68,324)		91,573

Short Positions — (77.9)%
Common Stocks — (77.9)%

Aerospace & Defense — (1.4)%

Boeing Co. (The) *	(2)	(344)

Hexcel Corp. *	(2)	(133)

Huntington Ingalls Industries, Inc.	(3)	(654)

L3Harris Technologies, Inc.	(1)	(125)

		(1,256)

Air Freight & Logistics — (0.9)%

CH Robinson Worldwide, Inc.	(5)	(490)

Expeditors International of Washington, Inc.	(3)	(382)

		(872)

Airlines — 0.0% (e)

United Airlines Holdings, Inc. *	(1)	(43)

Auto Components — (0.6)%

Autoliv, Inc. (Sweden)	(2)	(240)

BorgWarner, Inc.	(6)	(281)

		(521)

Automobiles — (0.2)%

Ford Motor Co. *	(5)	(88)

Harley-Davidson, Inc.	(2)	(68)

		(156)

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — (2.3)%

Associated Banc-Corp.	(5)	(106)

Citizens Financial Group, Inc.	(12)	(563)

First Republic Bank	(2)	(467)

KeyCorp	(18)	(418)

PNC Financial Services Group, Inc. (The)	(3)	(555)

		(2,109)

Biotechnology — (2.2)%

Amgen, Inc.	(1)	(268)

Gilead Sciences, Inc.	(14)	(886)

Moderna, Inc. *	(3)	(881)

		(2,035)

Building Products — (0.7)%

Lennox International, Inc.	(1)	(285)

Masco Corp.	(5)	(331)

		(616)

Capital Markets — (4.4)%

BlackRock, Inc.	(1)	(670)

Franklin Resources, Inc.	(14)	(432)

Goldman Sachs Group, Inc. (The)	(2)	(709)

Moody’s Corp.	(1)	(487)

MSCI, Inc.	(2)	(1,218)

Northern Trust Corp.	(4)	(516)

		(4,032)

Chemicals — (1.0)%

Dow, Inc.	(7)	(373)

Ecolab, Inc.	(2)	(432)

LyondellBasell Industries NV, Class A	(1)	(77)

		(882)

Commercial Services & Supplies — (0.7)%

Republic Services, Inc.	(4)	(604)

Communications Equipment — (0.7)%

Cisco Systems, Inc.	(11)	(617)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	— (a)	(102)

Vulcan Materials Co.	— (a)	(39)

		(141)

Consumer Finance — (0.7)%

Discover Financial Services	(6)	(690)

Containers & Packaging — (2.5)%

AptarGroup, Inc.	(2)	(209)

Ball Corp.	(4)	(397)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Containers & Packaging — continued

Crown Holdings, Inc.	(2)	(196)

International Paper Co.	(9)	(466)

Packaging Corp. of America	(1)	(80)

Silgan Holdings, Inc.	(14)	(572)

Sonoco Products Co.	(7)	(397)

		(2,317)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(32)	(804)

Lumen Technologies, Inc.	(43)	(513)

Verizon Communications, Inc.	(9)	(501)

		(1,818)

Electric Utilities — (2.5)%

American Electric Power Co., Inc.	(11)	(895)

Eversource Energy	(5)	(407)

Pinnacle West Capital Corp.	(3)	(217)

Southern Co. (The)	(12)	(770)

		(2,289)

Electrical Equipment — (1.9)%

Acuity Brands, Inc.	(5)	(927)

Hubbell, Inc.	(2)	(470)

Sensata Technologies Holding plc *	(7)	(368)

		(1,765)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(2)	(191)

Energy Equipment & Services — (1.5)%

Halliburton Co.	(35)	(870)

Schlumberger NV	(15)	(478)

		(1,348)

Entertainment — (1.4)%

AMC Entertainment Holdings, Inc., Class A *	(19)	(680)

Walt Disney Co. (The)*	(4)	(628)

		(1,308)

Equity Real Estate Investment Trusts (REITs) — (4.3)%

AvalonBay Communities, Inc.	(1)	(289)

Duke Realty Corp.	(5)	(285)

Equity Residential	(5)	(399)

Iron Mountain, Inc.	(17)	(785)

National Retail Properties, Inc.	(12)	(527)

Realty Income Corp.	(1)	(95)

Simon Property Group, Inc.	(6)	(892)

SL Green Realty Corp.	(4)	(300)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Vornado Realty Trust	(4)	(185)

Welltower, Inc.	(2)	(183)

		(3,940)

Food & Staples Retailing — (4.9)%

Kroger Co. (The)	(50)	(1,992)

Walgreens Boots Alliance, Inc.	(23)	(1,082)

Walmart, Inc.	(10)	(1,485)

		(4,559)

Food Products — (1.5)%

Campbell Soup Co.	(8)	(314)

Conagra Brands, Inc.	(8)	(260)

General Mills, Inc.	(5)	(316)

Kellogg Co.	(7)	(459)

		(1,349)

Gas Utilities — (0.3)%

National Fuel Gas Co.	(6)	(318)

Health Care Equipment & Supplies — (1.7)%

Baxter International, Inc.	(8)	(610)

Stryker Corp.	(4)	(986)

		(1,596)

Health Care Providers & Services — (0.5)%

Henry Schein, Inc. *	(6)	(487)

Health Care Technology — (0.4)%

Cerner Corp.	(5)	(376)

Hotels, Restaurants & Leisure — (0.7)%

Starbucks Corp.	(6)	(675)

Household Durables — (0.4)%

NVR, Inc. *	— (a)	(157)

PulteGroup, Inc.	(4)	(182)

		(339)

Household Products — (1.3)%

Clorox Co. (The)	(5)	(882)

Colgate-Palmolive Co.	(4)	(280)

		(1,162)

Industrial Conglomerates — (2.2)%

3M Co.	(7)	(1,258)

General Electric Co.	(8)	(800)

		(2,058)

Insurance — (2.0)%

Aflac, Inc.	(3)	(144)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Insurance — continued

Allstate Corp. (The)	(4)	(437)

Aon plc, Class A	(2)	(698)

Axis Capital Holdings Ltd.	(2)	(111)

Globe Life, Inc.	(1)	(79)

MetLife, Inc.	(2)	(106)

Willis Towers Watson plc	(1)	(138)

WR Berkley Corp.	(2)	(150)

		(1,863)

Internet & Direct Marketing Retail — (0.9)%

eBay, Inc.	(11)	(838)

IT Services — (3.6)%

Automatic Data Processing, Inc.	(1)	(253)

Cognizant Technology Solutions Corp., Class A	(6)	(455)

DXC Technology Co. *	(4)	(129)

EPAM Systems, Inc. *	— (a)	(135)

Global Payments, Inc.	(1)	(123)

Infosys Ltd., ADR (India)	(18)	(408)

Jack Henry & Associates, Inc.	(1)	(176)

Paychex, Inc.	(5)	(620)

PayPal Holdings, Inc. *	(1)	(337)

Western Union Co. (The)	(37)	(684)

		(3,320)

Life Sciences Tools & Services — (1.2)%

Agilent Technologies, Inc.	(3)	(541)

Waters Corp. *	(2)	(582)

		(1,123)

Machinery — (1.9)%

Caterpillar, Inc.	(3)	(650)

Illinois Tool Works, Inc.	(3)	(728)

PACCAR, Inc.	(4)	(356)

		(1,734)

Media — (4.0)%

Interpublic Group of Cos., Inc. (The)	(19)	(679)

Omnicom Group, Inc.	(24)	(1,667)

Sirius XM Holdings, Inc.	(59)	(359)

ViacomCBS, Inc.	(27)	(969)

		(3,674)

Multiline Retail — (0.4)%

Kohl’s Corp.	(2)	(110)

Macy’s, Inc.	(5)	(138)

Nordstrom, Inc. *	(4)	(116)

		(364)

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — (1.7)%

CMS Energy Corp.	(5)	(274)

Consolidated Edison, Inc.	(12)	(899)

Dominion Energy, Inc.	(5)	(380)

		(1,553)

Oil, Gas & Consumable Fuels — (4.3)%

APA Corp.	(2)	(65)

Devon Energy Corp.	(2)	(100)

Enbridge, Inc. (Canada)	(24)	(985)

Exxon Mobil Corp.	(21)	(1,347)

Hess Corp.	(7)	(582)

HollyFrontier Corp.	(6)	(195)

Kinder Morgan, Inc.	(8)	(139)

Marathon Oil Corp.	(34)	(557)

		(3,970)

Paper & Forest Products — 0.0% (e)

Sylvamo Corp. *	— (a)	— (a)

Pharmaceuticals — (2.2)%

Johnson & Johnson	(3)	(414)

Merck & Co., Inc.	(5)	(482)

Pfizer, Inc.	(16)	(687)

Zoetis, Inc.	(2)	(458)

		(2,041)

Professional Services — (0.9)%

TransUnion	(4)	(421)

Verisk Analytics, Inc.	(2)	(378)

		(799)

Road & Rail — (0.8)%

Canadian Pacific Railway Ltd. (Canada)	(2)	(152)

Heartland Express, Inc.	(16)	(254)

JB Hunt Transport Services, Inc.	(1)	(206)

Werner Enterprises, Inc.	(3)	(128)

		(740)

Semiconductors & Semiconductor Equipment — (3.3)%

Broadcom, Inc.	(1)	(699)

Intel Corp.	(36)	(1,769)

KLA Corp.	(1)	(293)

Skyworks Solutions, Inc.	(2)	(286)

		(3,047)

Software — (1.0)%

Adobe, Inc. *	— (a)	(212)

Citrix Systems, Inc.	(1)	(99)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Software — continued

Oracle Corp.	(2)	(165)

Palantir Technologies, Inc., Class A *	(12)	(321)

VMware, Inc., Class A *	(1)	(133)

		(930)

Specialty Retail — (0.4)%

CarMax, Inc. *	(1)	(146)

Williams-Sonoma, Inc.	(1)	(194)

		(340)

Technology Hardware, Storage & Peripherals — (2.2)%

Apple, Inc.	(10)	(1,426)

NetApp, Inc.	(6)	(578)

Xerox Holdings Corp.	(4)	(68)

		(2,072)

Textiles, Apparel & Luxury Goods — (0.3)%

VF Corp.	(4)	(293)

Trading Companies & Distributors — (0.3)%

Fastenal Co.	(5)	(304)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.3)%

Essential Utilities, Inc.	(7)	(314)

Total Common Stocks (Proceeds $(67,933))		(71,788)

Total Short Positions (Proceeds $(67,933))		(71,788)

Total Investments — 21.4% (Cost $391)		19,785
Other Assets Less Liabilities — 78.6%		72,405

NET ASSETS — 100.0%		92,190

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $14,258 and $72,237 respectively.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(4)	12/2021	USD	(920)	(7)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$14,618		$608,125		$81,821
Investments in affiliates, at value	2,529		119,946		9,752
Options purchased, at value	61		726		—
Restricted cash for exchange-traded options	706		—		—
Cash	864		—		—	(a)
Foreign currency, at value	66		—		—
Deposits at broker for futures contracts	—		—		89
Deposits at broker for securities sold short	—		187,322		72,237
Receivables:
Investment securities sold	4		18,425		1,287
Fund shares sold	—	(a)	3,101		61
Interest from non-affiliates	4		—	(a)	—
Dividends from non-affiliates	2		91		48
Dividends from affiliates	—	(a)	7		—	(a)
Tax reclaims	4		—		—
Variation margin on futures contracts	441		—		—
Unrealized appreciation on forward foreign currency exchange contracts	94		—		—
Due from adviser	15		—		—
Due from broker	16		—		—

Total Assets	19,424		937,743		165,295

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—
Securities sold short, at value	—		94,459		71,788
Dividend expense to non-affiliates on securities sold short	—		153		74
Investment securities purchased	11		95,957		1,059
Interest expense to non-affiliates on securities sold short	—		34		10
Fund shares redeemed	—		518		9
Variation margin on futures contracts	—		—		2
Unrealized depreciation on forward foreign currency exchange contracts	21		—		—
Accrued liabilities:
Investment advisory fees	—		715		17
Administration fees	—		45		—
Distribution fees	—	(a)	11		4
Service fees	4		89		18
Custodian and accounting fees	11		10		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	190		98		110

Total Liabilities	237		192,089		73,105

Net Assets	$19,187		$745,654		$92,190

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$16,765	$589,812	$109,330
Total distributable earnings (loss)	2,422	155,842	(17,140)

Total Net Assets	$19,187	$745,654	$92,190

Net Assets:
Class A	$290	$30,516	$16,867
Class C	77	7,079	1,211
Class I	18,798	398,771	74,112
Class R6	22	309,288	—

Total	$19,187	$745,654	$92,190

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17	1,291	1,359
Class C	5	311	109
Class I	1,098	16,563	5,582
Class R6	1	12,634	—

Net Asset Value (a):
Class A — Redemption price per share	$17.05	$23.65	$12.41
Class C — Offering price per share (b)	16.93	22.75	11.09
Class I — Offering and redemption price per share	17.12	24.08	13.28
Class R6 — Offering and redemption price per share	17.17	24.48	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.99	$24.96	$13.10

Cost of investments in non-affiliates	$12,256	$501,802	$58,575
Cost of investments in affiliates	2,529	119,946	9,749
Cost of options purchased	95	705	—
Cost of foreign currency	66	—	—
Proceeds from securities sold short	—	94,578	67,933

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$28	$—	$—
Dividend income from non-affiliates	143	3,607	1,239
Dividend income from affiliates	2	24	7
Income from securities lending (net) (See Note 2.C.)	1	—	—
Foreign taxes withheld (net)	(10)	—	—

Total investment income	164	3,631	1,246

EXPENSES:
Investment advisory fees	106	7,559	353
Administration fees	13	472	76
Distribution fees:
Class A	— (a)	70	38
Class C	— (a)	46	12
Service fees:
Class A	— (a)	70	38
Class C	— (a)	15	4
Class I	44	806	210
Custodian and accounting fees	43	39	40
Interest expense to affiliates	1	— (a)	— (a)
Professional fees	174	88	60
Trustees’ and Chief Compliance Officer’s fees	25	27	25
Printing and mailing costs	2	43	— (a)
Registration and filing fees	119	88	77
Transfer agency fees (See Note 2.J.)	— (a)	17	8
Offering costs (See Note 2.H.)	10	—	—
Dividend expense to non-affiliates on securities sold short	—	3,993	1,920
Interest expense to non-affiliates on securities sold short	—	1,327	160
Other	12	19	9

Total expenses	549	14,679	3,030

Less fees waived	(122)	(41)	(218)
Less expense reimbursements	(258)	—	—

Net expenses	169	14,638	2,812

Net investment income (loss)	(5)	(11,007)	(1,566)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,699	129,159	30,685
Investments in affiliates	— (a)	1	2
Options purchased	(561)	(1,325)	—
Futures contracts	(841)	—	(549)
Securities sold short	—	(49,885)	(24,401)
Foreign currency transactions	64	—	—
Forward foreign currency exchange contracts	218	—	—
Options written	183	84	—

Net realized gain (loss)	762	78,034	5,737

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,244	43,084	10,395
Investments in affiliates	— (a)	— (a)	(3)
Options purchased	35	21	—
Futures contracts	(307)	—	(92)
Securities sold short	—	(749)	(12,333)
Foreign currency translations	(1)	—	— (a)
Forward foreign currency exchange contracts	53	—	—

Change in net unrealized appreciation/depreciation	1,024	42,356	(2,033)

Net realized/unrealized gains (losses)	1,786	120,390	3,704

Change in net assets resulting from operations	$1,781	$109,383	$2,138

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Year Ended October 31, 2021	Period Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5)	$6	$(11,007)	$(4,527)
Net realized gain (loss)	762	(892)	78,034	29,177
Change in net unrealized appreciation/depreciation	1,024	1,287	42,356	40,552

Change in net assets resulting from operations	1,781	401	109,383	65,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(918)	—
Class C	—	—	(222)	—
Class I	—	—	(10,347)	(191)
Class R6 (b)	—	—	(9,883)	(727)

Total distributions to shareholders	—	—	(21,370)	(918)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,974	15,031	172,125	102,197

NET ASSETS:
Change in net assets	3,755	15,432	260,138	166,481
Beginning of period	15,432	—	485,516	319,035

End of period	$19,187	$15,432	$745,654	$485,516

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,566)	$(1,092)
Net realized gain (loss)	5,737	4,294
Change in net unrealized appreciation/depreciation	(2,033)	4,263

Change in net assets resulting from operations	2,138	7,465

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,124)	(1,559)
Class C	(159)	(450)
Class I	(6,901)	(2,527)
Class L (a)	—	(1,689)

Total distributions to shareholders	(8,184)	(6,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(43,203)	77,802

NET ASSETS:
Change in net assets	(49,249)	79,042
Beginning of period	141,439	62,397

End of period	$92,190	$141,439

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	JPMorgan Macro Opportunities Fund			JPMorgan Opportunistic Equity Long/Short Fund
	Year Ended October 31, 2021	Period Ended October 31, 2020 (a)		Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$337	$33		$16,519	$10,155
Distributions reinvested	—	—		913	—
Cost of shares redeemed	(80)	(7)		(11,337)	(11,256)

Change in net assets resulting from Class A capital transactions	257	26		6,095	(1,101)

Class C
Proceeds from shares issued	54	20		2,019	2,177
Distributions reinvested	—	—		218	—
Cost of shares redeemed	—	—		(537)	(684)

Change in net assets resulting from Class C capital transactions	54	20		1,700	1,493

Class I
Proceeds from shares issued	1,682	14,965		242,796	180,729
Distributions reinvested	—	—		10,199	185
Cost of shares redeemed	(19)	—		(124,700)	(115,513)

Change in net assets resulting from Class I capital transactions	1,663	14,965		128,295	65,401

Class R6 (b)
Proceeds from shares issued	—	20		76,310	93,501
Distributions reinvested	—	—		2,265	131
Cost of shares redeemed	—	—		(42,540)	(57,228)

Change in net assets resulting from Class R6 capital transactions	—	20		36,035	36,404

Total change in net assets resulting from capital transactions	$1,974	$15,031		$172,125	$102,197

SHARE TRANSACTIONS:
Class A
Issued	20	2		742	515
Reinvested	—	—		43	—
Redeemed	(5)	—	(c)	(512)	(613)

Change in Class A Shares	15	2		273	(98)

Class C
Issued	4	1		94	115
Reinvested	—	—		11	—
Redeemed	—	—		(25)	(38)

Change in Class C Shares	4	1		80	77

Class I
Issued	101	998		10,786	9,392
Reinvested	—	—		471	11
Redeemed	(1)	—		(5,539)	(6,104)

Change in Class I Shares	100	998		5,718	3,299

Class R6 (b)
Issued	—	1		3,324	4,846
Reinvested	—	—		103	7
Redeemed	—	—		(1,866)	(3,003)

Change in Class R6 Shares	—	1		1,561	1,850

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,793	$10,274
Distributions reinvested	1,075	1,461
Cost of shares redeemed	(8,506)	(7,858)

Change in net assets resulting from Class A capital transactions	(638)	3,877

Class C
Proceeds from shares issued	417	1,554
Distributions reinvested	159	426
Cost of shares redeemed	(1,175)	(3,621)

Change in net assets resulting from Class C capital transactions	(599)	(1,641)

Class I
Proceeds from shares issued	41,158	128,845
Distributions reinvested	6,758	2,418
Cost of shares redeemed	(89,882)	(65,906)
Conversion from Class L Shares	—	26,571

Change in net assets resulting from Class I capital transactions	(41,966)	91,928

Class L (a)
Proceeds from shares issued	—	17,165
Distributions reinvested	—	1,660
Cost of shares redeemed	—	(8,616)
Conversion to Class I Shares	—	(26,571)

Change in net assets resulting from Class L capital transactions	—	(16,362)

Total change in net assets resulting from capital transactions	$(43,203)	$77,802

SHARE TRANSACTIONS:
Class A
Issued	559	812
Reinvested	90	126
Redeemed	(689)	(628)

Change in Class A Shares	(40)	310

Class C
Issued	37	136
Reinvested	15	40
Redeemed	(109)	(319)

Change in Class C Shares	(57)	(143)

Class I
Issued	3,149	9,519
Reinvested	532	197
Redeemed	(6,877)	(4,916)
Conversion from Class L Shares	—	1,971

Change in Class I Shares	(3,196)	6,771

Class L (a)
Issued	—	1,254
Reinvested	—	132
Redeemed	—	(651)
Conversion to Class I Shares	—	(1,917)

Change in Class L Shares	—	(1,182)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
Year Ended October 31, 2021	$15.38	$(0.08)	$1.75	$1.67
April 15, 2020 (f) through October 31, 2020	15.00	(0.01)	0.39	0.38

Class C
Year Ended October 31, 2021	15.34	(0.15)	1.74	1.59
April 15, 2020 (f) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
Year Ended October 31, 2021	15.40	(0.01)	1.73	1.72
April 15, 2020 (f) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
Year Ended October 31, 2021	15.41	0.04	1.72	1.76
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)		Portfolio turnover rate (c)

$17.05	10.86%	$290	1.21%		(0.48)%		3.28%		99%
15.38	2.53	27	1.20	(g)	(0.18	)(g)	5.12	(g)	49

16.93	10.37	77	1.71		(0.89)		3.83		99
15.34	2.27	20	1.70	(g)	(0.70	)(g)	5.76	(g)	49

17.12	11.17	18,798	0.96		(0.04)		3.11		99
15.40	2.67	15,365	0.95	(g)	0.05	(g)	4.24	(g)	49

17.17	11.42	22	0.71		0.22		2.93		99
15.41	0.39	20	0.77	(g)	0.84	(g)	7.24	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2021	$20.54	$(0.46)	$4.46	$4.00	$—	$(0.89)	$(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (f)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)

Class C
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)

Class I
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)

Class R6
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.82% and 1.83% for the year ended October 31, 2021, 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018 and 1.83% and 2.02% for the year ended October 31, 2017; for Class C are 2.31% and 2.32% for the year ended October 31, 2021, 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018 and 2.31% and 2.52% for the year ended October 31, 2017; for Class I are 1.57% and 1.58% for the year ended October 31, 2021, 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57 and 1.65% for the year ended October 31, 2018 and 1.56% and 1.73% for the year ended October 31, 2017; for Class R6 are 1.31% and 1.32% for the year ended October 31, 2021, 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018 and 1.31% and 1.47% for the year ended October 31, 2017, respectively.

(e)	Interest expense on securities sold short is 0.21%.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$23.65	19.94%	$30,516	2.66	%(e)	(2.08)%	2.67%	548%	1,013%
20.54	18.45	20,914	2.28		(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25		0.00 (g)	2.36	636	1,232
18.22	1.80	50,803	2.55		(1.11)	2.63	548	995
18.13	13.58	49,338	2.42		(1.05)	2.61	493	795

22.75	19.37	7,079	3.15	(e)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79		(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74		(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05		(1.61)	3.13	548	995
17.83	13.00	2,594	2.90		(1.53)	3.11	493	795

24.08	20.28	398,771	2.41	(e)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04		(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99		0.40	2.10	636	1,232
18.43	2.12	151,261	2.30		(0.87)	2.38	548	995
18.28	13.86	103,091	2.15		(0.81)	2.32	493	795

24.48	20.54	309,288	2.15	(e)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78		(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75		0.91	1.85	636	1,232
18.63	2.32	56,436	2.05		(0.66)	2.11	548	995
18.44	14.13	6,350	1.90		(0.56)	2.06	493	795

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2021	$13.01	$(0.21)	$0.52	$0.31	$(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—

Class C
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—

Class I
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (f)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 0.93% and 1.16% for the year ended October 31, 2021, 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018 and 1.24% and 1.53% for the year ended October 31, 2017; for Class C are 1.43% and 1.67% for the year ended October 31, 2021, 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018 and 1.72% and 2.07% for the year ended October 31, 2017; for Class I are 0.68% and 0.89% for the year ended October 31, 2021, 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018 and 0.96% and 1.25% for the year ended October 31, 2017, respectively.

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$12.41	2.72%	$16,867	2.99	%(e)	(1.77)%	3.22%	119%	307%
13.01	11.97	18,205	3.23		(1.57)	3.61	224	531
13.11	2.01	14,276	3.69		(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50		(0.73)	3.83	131	252
14.69	6.14	17,932	3.66		(1.51)	3.95	109	278

11.09	2.29	1,211	3.49	(e)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75		(2.00)	4.10	224	531
12.06	1.52	3,731	4.20		(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01		(1.26)	4.30	131	252
13.79	5.59	10,920	4.14		(2.01)	4.49	109	278

13.28	3.01	74,112	2.74	(e)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91		(1.42)	3.28	224	531
13.80	2.27	27,694	3.43		0.01	3.79	125	356
14.93	0.20	34,927	3.24		(0.47)	3.53	131	252
15.30	6.47	44,219	3.37		(1.24)	3.68	109	278

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I(3)	JPM I	Diversified

(1)	Commenced operations on April 15, 2020.
(2)	Commenced operations on September 30, 2020.
(3)	On July 2, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$1,147	$169	$—	$1,316
Building Products	256	—	—	256
Electric Utilities	—	302	—	302
Electrical Equipment	171	—	—	171
Electronic Equipment, Instruments & Components	—	103	—	103
Entertainment	654	—	—	654
Health Care Equipment & Supplies	104	—	—	104
Household Durables	271	—	—	271
Insurance	142	278	—	420
Interactive Media & Services	415	—	—	415
Internet & Direct Marketing Retail	391	—	—	391
IT Services	505	—	—	505
Life Sciences Tools & Services	422	—	—	422
Machinery	85	138	—	223
Personal Products	299	—	—	299
Pharmaceuticals	204	278	—	482
Semiconductors & Semiconductor Equipment	235	—	—	235
Software	1,610	—	—	1,610
Specialty Retail	398	—	—	398
Textiles, Apparel & Luxury Goods	547	307	—	854

Total Common Stocks	7,856	1,575	—	9,431

Foreign Government Securities	—	226	—	226
Options Purchased
Call Options Purchased	10	42	—	52
Put Options Purchased	9	—	—	9

Total Options Purchased	19	42	—	61

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Foreign Government Treasury Bills	$—	$4,961	$—	$4,961
Investment Companies	2,529	—	—	2,529

Total Short-Term Investments	2,529	4,961	—	7,490

Total Investments in Securities	$10,404	$6,804	$—	$17,208

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$94	$—	$94
Futures Contracts	42	—	—	42
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(21)	—	(21)
Futures Contracts	(131)	—	—	(131)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(89)	$73	$—	$(16)

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$728,797	$—	$—	$728,797

Total Liabilities for Securities Sold Short (a)	$(94,459)	$—	$—	$(94,459)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$91,573	$—	$—	$91,573

Total Liabilities for Securities Sold Short (a)	$(71,788)	$—	$—	$(71,788)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(7)	$—	$—	$(7)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended October 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Macro Opportunities Fund	$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Opportunistic Equity Long/Short Fund and Research Market Neutral Fund did not lend out any securities during the year ended October 31, 2021. Macro Opportunities Fund did not have any securities out on loan at October 31, 2021.

D. Investment Transactions with Affiliates — The Funds invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuer listed in the tables below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Macro Opportunities Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$2,356	$9,957	$9,784	$—	(c)	$—	(c)	$2,529	2,527	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	474	474	—		—		—	—	1	*	—

Total	$2,356	$10,431	$10,258	$—	(c)	$—	(c)	$2,529		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$114,889	$1,266,532	$1,261,476	$1	$—	(c)	$119,946	119,886	$24	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

Research Market Neutral Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$23,773	$133,055	$147,075	$2	$(3)	$9,752	9,747	$7	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index, interest rate and treasury futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$25	$—	$—
Purchased Options at Market Value	55	726	—
Unrealized Depreciation on Futures Contracts*	(106)	—	(7)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	94	—	—
Purchased Options at Market Value	6	—	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(21)	—	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	17	—	—
Unrealized Depreciation on Futures Contracts*	(25)	—	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(89)	—	(7)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	73	—	—
Purchased Options at Market Value	61	726	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The following table presents Macro Opportunities Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2021:

Macro Opportunities Fund

Counterparty	Gross Amount of Derivative Assets subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (Not less than zero)
BNP Paribas	$14		$(4)	$—	$10
Citibank, NA	8		(1)	—	7
Goldman Sachs International	78		(16)	—	62
Merrill Lynch International	—	(b)	— (b)	—	—

	$100		$(21)	$—	$79

Counterparty	Gross Amount of Derivative Liabilities subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$—	(b)	$—	$—	$—	(b)
BNP Paribas	4		(4)	—	—
Citibank, NA	1		(1)	—	—
Goldman Sachs International	16		(16)	—	—
Merrill Lynch International	—	(b)	— (b)	—	—

	$21		$(21)	$—	—	(b)

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.

The following table presents the effect of derivatives on the Statements of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(893)	$—	$(549)
Purchased Options	(451)	(1,325)	—
Written Options	140	84	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	218	—	—
Purchased Options	(110)	—	—
Written Options	43	—	—

Interest Rate Risk Exposure:
Futures Contracts	52	—	—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(295)	—	(92)
Purchased Options	35	21	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	53	—	—

Interest Rate Risk Exposure:
Futures Contracts	(12)	—	—

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the year ended October 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$1,213	$—	$—
Average Notional Balance Short	5,092	—	1,543
Ending Notional Balance Long	687	—	—
Ending Notional Balance Short	4,036	—	920

Futures Contracts — Interest Rate:
Average Notional Balance Long	$1,756	—	—
Average Notional Balance Short	2,418	—	—
Ending Notional Balance Long	1,200	—	—
Ending Notional Balance Short	1,429	—	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$5,760	—	—
Average Settlement Value Sold	12,642	—	—
Ending Settlement Value Purchased	1,691	—	—
Ending Settlement Value Sold	12,289	—	—

Exchange-Traded Options:
Average Number of Contracts Purchased	285	74	—
Average Number of Contracts Written	2	—	—
Ending Number of Contracts Purchased	212	192	—

OTC Options:
Average Notional Balance Purchased	$1,185	—	—
Average Notional Balance Written	341	—	—
Ending Notional Balance Purchased	1,444	—	—

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options and non-deliverable forward foreign currency exchange contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.

The Funds’ derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.

H. Offering and Organization Costs — Total offering costs of $21 paid in connection with the offering of shares of Macro Opportunities Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2021, total offering costs amortized were $10.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A		Class C		Class I		Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		—	(a)	15		1		17
Research Market Neutral Fund
Transfer agency fees	3		1		4		n/a		8

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Macro Opportunities Fund	$—	$197	$(197)
Opportunistic Equity Long/Short Fund	—	11,005	(11,005)
Research Market Neutral Fund	(360)	377	(17)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, net operating losses and short sales.

N. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate for Macro Opportunities Fund, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund was 0.07%, 0.07% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities Fund	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Macro Opportunities Fund	$—	(a)	$—
Opportunistic Equity Long/Short Fund	11		—	(a)
Research Market Neutral Fund	4		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities Fund	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class R6
Macro Opportunities Fund	1.20%	1.70%	0.95%		0.70%
Opportunistic Equity Long/Short Fund	1.85	2.35	1.60		1.35
Research Market Neutral Fund	0.95	1.45	0.69	(1)	n/a

(1)	The contractual expense percentage in the table above is in place until at least May 31, 2022.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Macro Opportunities Fund	$106	$13	$—	(a)	$119	$258
Research Market Neutral Fund	128	69	5		202	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Macro Opportunities Fund	$3
Opportunistic Equity Long/Short Fund	41
Research Market Neutral Fund	16

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$10,770	$13,676	$—	$—
Opportunistic Equity Long/Short Fund	3,331,442	3,293,558	2,791,996	2,899,317
Research Market Neutral Fund	105,671	175,391	101,833	166,693

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$14,877	$2,705	$390	$2,315
Opportunistic Equity Long/Short Fund*	550,185	87,838	3,685	84,153
Research Market Neutral Fund*	6,333	22,021	8,576	13,445

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to, investments in futures contracts, investments in forwards foreign currency contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$17,977	$3,393	$21,370
Research Market Neutral Fund	1,657	6,527	8,184

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$918	$—	$918
Research Market Neutral Fund	—	6,225	6,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$249	$(132)	$2,312
Opportunistic Equity Long/Short Fund	45,817	25,900	84,153
Research Market Neutral Fund	—	(29,216)	13,304

The cumulative timing differences primarily consist of investments in forward foreign currency contracts, investments in futures contracts, investments in options contracts, late year specified loss deferrals, short sales, straddle loss deferral and wash sale loss deferrals.

As of October 31, 2021, the following Funds had net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$132
Research Market Neutral Fund	29,216	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2021, the following Fund deferred to November 1, 2021 the following late year ordinary loss of:

Late Year Ordinary Loss Deferral
Research Market Neutral Fund	$1,186

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Macro Opportunities Fund	$—	$274
Research Market Neutral Fund	2,164	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended October 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	89.4%	—	—%
Opportunistic Equity Long/Short Fund	—	—	3	61.5
Research Market Neutral Fund	—	—	2	38.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Macro Opportunities Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2021, a significant portion of the investments of Macro Opportunities Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2021, the following Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

Macro Opportunities Fund
Japan	22.4%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

As of October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Macro Opportunities Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Macro Opportunities Fund (1)
JPMorgan Opportunistic Equity Long/Short Fund (2)
JPMorgan Research Market Neutral Fund (2)
(1) Statement of changes in net assets for the year ended October 31, 2021 and the period April 15, 2020 (commencement of operations) through October 31, 2020
(2) Statement of changes in net assets for the years ended October 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	57

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	59

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

60	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$1,017.30	$6.15	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	1,015.00	8.68	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class I
Actual	1,000.00	1,018.40	4.88	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R6
Actual	1,000.00	1,020.20	3.62	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	1,000.00	1,038.20	11.79	2.29
Hypothetical	1,000.00	1,013.64	11.65	2.29
Class C
Actual	1,000.00	1,035.50	14.34	2.79
Hypothetical	1,000.00	1,011.12	14.17	2.79
Class I
Actual	1,000.00	1,039.80	10.56	2.05
Hypothetical	1,000.00	1,014.85	10.43	2.05
Class R6
Actual	1,000.00	1,040.90	9.23	1.79
Hypothetical	1,000.00	1,016.16	9.12	1.79

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,009.80	14.97	2.96
Hypothetical	1,000.00	1,010.31	14.97	2.96
Class C
Actual	1,000.00	1,008.20	17.49	3.46
Hypothetical	1,000.00	1,007.79	17.49	3.46
Class I
Actual	1,000.00	1,011.40	13.66	2.70
Hypothetical	1,000.00	1,011.62	13.67	2.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for the JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long Short Fund and JPMorgan Research Market Neutral Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk/ and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

62	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the Independent Consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Macro Opportunities Fund since its inception on April 15, 2020, as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, for the one-, three-and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the first, second and second quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

64	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Macro Opportunities Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	65

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2021:

Dividends Received Deduction
JPMorgan Opportunistic Equity Long/Short Fund	15.08%
JPMorgan Research Market Neutral Fund	60.18

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2021:

Long-Term Capital Gain Distribution
JPMorgan Opportunistic Equity Long/Short Fund	$3,393
JPMorgan Research Market Neutral Fund	6,527

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Opportunistic Equity Long/Short Fund	$3,082
JPMorgan Research Market Neutral Fund	1,094

66	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Opportunistic Equity Long/Short Fund and Research Market Neutral Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina A. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	67

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Macro Opportunities Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	6,478,459
Withheld	59,314

Steven P. Fisher
In Favor	6,504,144
Withheld	33,629

Gary L. French
In Favor	6,504,712
Withheld	33,061

Kathleen Gallagher
In Favor	6,506,726
Withheld	31,047

Robert J. Grassi
In Favor	6,504,765
Withheld	33,008

Frankie D. Hughes
In Favor	6,503,505
Withheld	34,269

Raymond Kanner
In Favor	6,505,098
Withheld	32,675

Thomas P. Lemke
In Favor	6,504,411
Withheld	33,363

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	6,504,157
Withheld	33,616

Mary E. Martinez
In Favor	6,506,889
Withheld	30,885

Marilyn McCoy
In Favor	6,507,227
Withheld	30,546

Robert A. Oden, Jr.
In Favor	6,492,324
Withheld	45,450

Marian U. Pardo
In Favor	6,505,978
Withheld	31,796

Emily A. Youssouf
In Favor	6,506,064
Withheld	31,710

Interested Nominee

Robert F. Deutsch
In Favor	6,503,180
Withheld	34,594

Nina A. Shenker
In Favor	6,505,581
Withheld	32,193

68	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-SPEC-1021

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $ 238,801

2020 – $ 290,593

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $ 35,724

2020 – $ 47,694

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $ 63,749

2020 – $ 63,720

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020—$ 30.1 million

2019—$ 30.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 30, 2021